MERCURY U.S. LARGE CAP FUND,

A SERIES OF MERCURY FUNDS, INC.

Dear Shareholder:

As a shareholder of Mercury U.S. Large Cap Fund, a series of Mercury Funds, Inc., you are being asked to consider a series of transactions that would result in the exchange of your shares of Mercury U.S. Large Cap Fund for shares of Merrill Lynch Large Cap Core Fund, a series of Merrill Lynch Large Cap Series Funds, Inc. and the subsequent termination of Mercury U.S. Large Cap Fund as a series of Mercury Funds, Inc. A proxy statement and prospectus, which provides information about these transactions and about each Fund, is enclosed along with a “question and answer” sheet that addresses frequently asked questions. The proposed series of transactions is referred to here and in the enclosed proxy statement and prospectus as the “Reorganization.”

On May 14, 2002, Mercury U.S. Large Cap Fund will hold a Special Meeting of Shareholders for the purpose of considering the Reorganization. The Board of Directors of Mercury U.S. Large Cap Fund has approved the Reorganization and recommends that you vote FOR approval of the Agreement and Plan after carefully reviewing the enclosed materials.

Your vote is important. Please take a moment now to sign, date and return your proxy card in the enclosed postage paid return envelope. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, you may take advantage of these voting options. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Georgeson Shareholder, reminding you to vote your shares.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact Georgeson Shareholder, at 1-866-644-6818.

Sincerely,

Phillip S. Gillespie
Secretary of Mercury U.S. Large Cap Fund A series of Mercury Funds, Inc.

Enclosure

Question and Answer Sheet

Q.	Why am I receiving this proxy statement?

A.	We have sent you the proxy statement because you are a shareholder of Mercury U.S. Large Cap Fund (“Target Feeder”). All shareholders of Target Feeder are being asked to consider a series of transactions that would result in (i) the acquisition of substantially all the assets and assumption of substantially all the liabilities of Target Feeder by Merrill Lynch Large Cap Core Fund (“Acquiring Feeder”); (ii) the issuance of shares of common stock of Acquiring Feeder to Target Feeder for distribution to the shareholders of Target Feeder; and (iii) the termination of Target Feeder as a series of Mercury Funds, Inc. These transactions are referred to as the “Reorganization.” The approval by Target Feeder’s shareholders representing a majority of the outstanding shares entitled to vote, with all shares voting together as a single class, is required for the Reorganization to take place. Both Target Feeder and Acquiring Feeder are organized in a master/feeder structure and the Reorganization will not change Acquiring Feeder’s status in this regard.

If the Reorganization is approved, shareholders of Target Feeder will become shareholders of the Acquiring Feeder upon completion of the Reorganization.

Q.	Will the Reorganization change my privileges as a shareholder?

A.	After the Reorganization, as shareholders of the Acquiring Feeder, you will be able to exchange your shares only into certain other Merrill Lynch mutual funds. In all other respects, your privileges as a shareholder will not change in any substantial way as a result of the Reorganization. In addition, the shareholder services available to you after the Reorganization will be substantially the same as the shareholder services currently available to you.

Q.	Will I own the same class of shares of Acquiring Feeder after the Reorganization as the class of shares of Target Feeder I currently own?

A.	You will receive the following class of shares of Acquiring Feeder in exchange for your shares in Target Feeder:

If you hold:	You will receive:

Target Feeder Class	Acquiring Feeder Class
I	A
A	D
B	B
C	C

Q.	How is the Reorganization expected to benefit shareholders?

A.	Shareholders should consider the following:

•	After the Reorganization, shareholders of Target Feeder will be invested in an open-end fund with the same investment objective and similar investment policies with a substantially larger combined asset base.

•	It is anticipated that, although Target Feeder’s expenses will rise on a pro forma basis immediately following the Reorganization, Target Feeder shareholders may in the future potentially experience a lower operating expense ratio if Acquiring Feeder’s assets grow. In addition, it is expected that Target Feeder shareholders will benefit from improved economies of scale and the potential for greater flexibility in portfolio management due to increased size.

•	Each fund currently pays an investment advisory fee at the annual rate of 0.50% of the master portfolio’s average daily net assets. However, the investment adviser of the Acquiring Feeder’s master portfolio (“Acquiring Master”) has agreed to reduce its fee if Acquiring Master’s assets grow so that the Acquiring Master’s advisory fee would be paid at an annual rate of 0.50% of the Acquiring Master’s average daily net assets up to $1 billion and at an annual rate of 0.45% of the Acquiring Master’s average daily net assets exceeding $1 billion.

Q.	Will the Reorganization affect the value of my investment?

A.	The value of your investment will not change as a result of the Reorganization.

Q.	As an owner of shares of common stock of Target Feeder, will I own the same number of shares of common stock of Acquiring Feeder after the Reorganization as I currently own?

A.	No. You will receive shares of common stock of Acquiring Feeder with the same aggregate net asset value as the shares of Target Feeder owned by you at the close of business on the business day prior to the closing date of the Reorganization (the “Valuation Time”). The number of shares you receive will depend on the relative net asset values of the shares of Target Feeder and Acquiring Feeder at the Valuation Time. For example, assume that you own 10 Class B shares of Target Feeder. If the net asset value of that Fund’s Class B shares at the Valuation Time is $6 per share, and the net asset value of the Class B shares of Acquiring Feeder at the Valuation Time is $12 per share, you will receive 5 Class B shares of Acquiring Feeder in the Reorganization. The aggregate net asset value of your investment will not change. (10 Target Feeder Class B shares x $6 = $60; 5 Acquiring Feeder Class B shares x $12 = $60).

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Thus, if at the Valuation Time the net asset value per share of Acquiring Feeder is higher than the net asset value per share of Target Feeder, you will receive fewer shares of Acquiring Feeder in the Reorganization than you held in Target Feeder prior to the Reorganization. On the other hand, if the net asset value per share of Acquiring Feeder is lower than the net asset value per share of Target Feeder, you will receive a greater number of shares of Acquiring Feeder in the Reorganization than you held in Target Feeder prior to the Reorganization. Either way, the aggregate net asset value of your shares after the Reorganization will be the same as before the Reorganization.

Q.	What are the tax consequences for shareholders?

A.	The Reorganization is structured as a tax-free transaction so that the completion of the Reorganization itself will not result in Federal income tax liability for shareholders of Target Feeder. Acquiring Feeder and Target Feeder will receive an opinion of counsel with respect to the tax-free treatment of the Reorganization.

The tax consequences associated with an investment in shares of Target Feeder are similar to the tax consequences associated with an investment in shares of Acquiring Feeder.

Q.	Who will manage my Fund after the Reorganization?

A.	Because your Fund is a feeder fund that invests all of its assets in a master fund, all investment advisory services are rendered at the master fund level. Fund Asset Management, L.P., is the current investment adviser for Acquiring Master, the current sub-adviser for the master portfolio of Target Feeder and administrator of both Acquiring Feeder and Target Feeder. Fund Asset Management, L.P. will be the administrator of your Fund and will continue to manage Acquiring Master after the Reorganization. The current portfolio manager of Acquiring Feeder is Robert C. Doll, Jr. and it is expected that he will continue as portfolio manager for Acquiring Feeder after the Reorganization.

Q.	Why is my vote important?

A.	Approval of the Reorganization requires the affirmative vote of Target Feeder’s shareholders representing a majority of the outstanding shares entitled to vote, with all shares voting together as a single class. The Board of Directors of Target Feeder urges every shareholder to vote. Please read all proxy materials thoroughly before casting your vote.

Q.	How can I vote?

A.	You may vote by signing, dating and returning your proxy card in the enclosed postage-paid envelope. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these voting options. You may also vote in person at the Shareholders’ Meeting. If you submitted a proxy by mail, by telephone or on the Internet, you may

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withdraw it at the Meeting and then vote in person at the Meeting or you may submit a superseding proxy by mail, by telephone or on the Internet.

Q.	Has Target Feeder retained a proxy solicitation firm?

A.	Yes, Target Feeder has retained Georgeson Shareholder to assist in the solicitation of proxies for the Meeting. While Target Feeder expects most proxies to be returned by mail, Target Feeder may also solicit proxies by telephone, fax, telegraph or personal interview.

Q.	What if there are not enough votes to approve or disapprove the Reorganization by the scheduled meeting date?

A.	In order to ensure that we receive enough votes, we may need to take further action. We or our proxy solicitation firm may contact you by mail or telephone. Therefore, we encourage shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings or telephone calls. If, by the time scheduled for a Meeting, sufficient votes to approve or disapprove the Reorganization are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from shareholders.

Q.	What is the Board’s recommendation?

A.	The Board of Directors of Target Feeder has determined that Target Feeder’s shareholders are likely to benefit from the Reorganization and believe that it is in the best interests of Target Feeder and its shareholders. The Board encourages shareholders to vote FOR the Reorganization.

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MERCURY US LARGE CAP FUND, A SERIES OF MERCURY FUNDS, INC. PO BOX 9011 PRINCETON, NEW JERSEY 08543-9011

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held On May 14, 2002

TO THE SHAREHOLDERS OF
MERCURY US LARGE CAP FUND

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the “Meeting”) of Mercury US Large Cap Fund, a series of Mercury Funds, Inc., will be held at the offices of Fund Asset Management, LP, 800 Scudders Mill Road, Plainsboro, New Jersey, on Tuesday, May 14, 2002, at 9:00 a.m., Eastern time, for the following purposes:

(1) To approve or disapprove an Agreement and Plan of Reorganization providing for a series of transactions that would result in the acquisition of substantially all the assets and assumption of substantially all the liabilities of Mercury US Large Cap Fund by Merrill Lynch Large Cap Core Fund, a series of Merrill Lynch Large Cap Series Funds, Inc. and the issuance of shares of common stock of Merrill Lynch Large Cap Core Fund to Mercury US Large Cap Fund for distribution to the shareholders of Mercury US Large Cap Fund.

(2) To transact such other business as properly may come before the Meeting or any adjournment thereof.

Shareholders of Mercury US Large Cap Fund are not entitled to appraisal rights in connection with the transaction.

The Board of Directors of Mercury Funds, Inc. has fixed the close of business on March 15, 2002, as the record date for the determination of shareholders of the Mercury US Large Cap Fund entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

A complete list of the shareholders of Mercury US Large Cap Fund entitled to vote at the Meeting will be available and open to the examination of any shareholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after April 30, 2002 at the offices of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey.

You are cordially invited to attend the Meeting. Shareholders of Mercury US Large Cap Fund who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of Mercury Funds, Inc.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Georgeson Shareholder at 1-866-644-6818.

By Order of the Board of Directors,

PHILLIP S. GILLESPIE
Secretary
Mercury US Large Cap Fund
of Mercury Funds, Inc.

Plainsboro, New Jersey Dated: March 22, 2002

PROXY STATEMENT OF MERCURY US LARGE CAP FUND, A SERIES OF MERCURY FUNDS, INC. FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS

To Be Held On May 14, 2002

PROSPECTUS OF MERRILL LYNCH LARGE CAP CORE FUND, A SERIES OF MERRILL LYNCH LARGE CAP SERIES FUNDS, INC. PO BOX 9011, PRINCETON, NEW JERSEY 08543-9011 (609) 282-2800

This Proxy Statement and Prospectus is furnished to you because you are a shareholder of Mercury US Large Cap Fund, a series of Mercury Funds, Inc. Your fund is organized in a master/feeder structure and invests all of its assets in a master portfolio, Mercury Master US Large Cap Portfolio, a series of Mercury Master Trust. You are being asked to consider and approve a proposed reorganization of your fund with another fund that is also organized in a master/feeder structure. The other fund is the Merrill Lynch Large Cap Core Fund, a series of Merrill Lynch Large Cap Series Funds, Inc., which invests all of its assets in its corresponding master portfolio, Master Large Cap Core Portfolio, a series of Master Large Cap Series Trust. If the reorganization is consummated, you will become a shareholder of Merrill Lynch Large Cap Core Fund.

To help you keep track of all of the different parties, we have included the following glossary of the terms we use throughout this Proxy Statement and Prospectus:

Acquiring Corporation: Merrill Lynch Large Cap Series Funds, Inc.
Acquiring Feeder: Merrill Lynch Large Cap Core Fund
Acquiring Funds: Acquiring Feeder and Acquiring Master
Acquiring Master: Master Large Cap Core Portfolio
Acquiring Trust: Master Large Cap Series Trust
Combined Fund: Acquiring Feeder after the Reorganization (defined below)
FAM: Fund Asset Management, LP
Fund: Acquiring Feeder or Target Feeder
Funds: Acquiring Feeder and Target Feeder
Mercury Advisors: Merrill Lynch Investment Managers International Limited, doing business as Mercury Advisors
Portfolio: Acquiring Master or Target Master

(continued on next page)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement and Prospectus.
Any representation to the contrary is a criminal offense.

The date of this Proxy Statement and Prospectus is March 22, 2002

Portfolios: Acquiring Master and Target Master
Target Corporation: Mercury Funds, Inc.
Target Feeder: Mercury US Large Cap Fund
Target Funds: Target Feeder and Target Master
Target Master: Mercury Master US Large Cap Portfolio
Target Trust: Mercury Master Trust

The proposed reorganization involves a series of transactions, which will result in your exchanging your shares of Target Feeder for an equal aggregate value of newly issued shares of Acquiring Feeder. We refer to these transactions as the “Reorganization.” Following the Reorganization, Target Feeder and Target Master will cease to exist.

     It is intended that the Reorganization will be a tax-free reorganization for Federal income tax purposes. You should consult your tax adviser for details concerning your decision to participate in the Reorganization.

A Special Meeting of Shareholders of Target Feeder will be held on May 14, 2002, for the purpose of obtaining shareholder approval of the Reorganization (the “Meeting”).

This Proxy Statement and Prospectus sets forth concisely the information about Acquiring Feeder that you should know as you consider the Reorganization and should be retained for future reference. The Board of Directors of Target Feeder authorized the solicitation of proxies in connection with the Reorganization solely on the basis of this Proxy Statement and Prospectus and the accompanying documents.

The Board of Directors of Target Corporation has fixed the close of business on March 15, 2002, as the record date (the “Record Date”) for the determination of shareholders of Target Feeder entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. Each shareholder of Target Feeder on the Record Date will be entitled to one vote for each share of, Target Feeder held, with no share having cumulative voting rights. As of the Record Date, Target Feeder had 52,436,899 shares outstanding.

With this Proxy Statement and Prospectus you will also be receiving the following documents:
•	Prospectus of Acquiring Feeder, dated January 14, 2002. The Prospectus of Acquiring Feeder is incorporated by reference into this Proxy Statement and Prospectus, which means that it is legally considered to be part of this Proxy Statement and Prospectus; and
•	Annual Report to Shareholders of Acquiring Feeder for the fiscal year ended October 31, 2001. This document is also incorporated by reference into this Proxy Statement and Prospectus.

Certain other documents containing information about Target Feeder and Acquiring Feeder have been filed with the Securities and Exchange Commission (the “Commission”) and may be obtained, without charge, by writing to either Target Feeder or Acquiring Feeder at the address above, or by calling 1-800-995-6526. These documents are:

•	Statement of Additional Information of Acquiring Feeder, dated January 14, 2002;
•	Prospectus of Target Feeder, dated September 14, 2001, as supplemented on February 1, 2002 and February 6, 2002. This document is also incorporated by reference into this Proxy Statement and Prospectus;
•	Statement of Additional Information of Target Feeder, dated September 14, 2001, as amended and supplemented on February 6, 2002;
•	Statement of Additional Information of Acquiring Feeder relating to this Proxy Statement and Prospectus, dated March 22, 2002. This document is also incorporated by reference into this Proxy Statement and Prospectus; and
•	Annual Report to Shareholders of Target Feeder for the fiscal year ended May 31, 2001 and the Semi-Annual Report to Shareholders of Target Feeder for the six-month period ended November 30, 2001. The Annual Report and Semiannual Report of Target Feeder are incorporated by reference into this Proxy Statement and Prospectus.

INTRODUCTION

This Proxy Statement and Prospectus is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Target Corporation for use at the Meeting. The Meeting will be held at the offices of FAM, 800 Scudders Mill Road, Plainsboro, New Jersey on Tuesday, May 14, 2002, at 9:00 a.m., Eastern time. The mailing address for Target Feeder is PO Box 9011, Princeton, New Jersey 08543-9011. The approximate mailing date of this Proxy Statement and Prospectus is April 8, 2002.

Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation of such proxy to the Secretary of Target Feeder at the address indicated above or by voting in person at the Meeting. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, properly executed proxies will be voted “FOR” the proposal to approve the Agreement and Plan of Reorganization among Acquiring Corporation, on behalf of Acquiring Feeder, Target Corporation, on behalf of Target Feeder, Acquiring Trust, on behalf of Acquiring Master, and Target Trust, on behalf of Target Master (the “Agreement and Plan”).

Approval of the Agreement and Plan will require the affirmative vote of Target Feeder shareholders representing a majority of the outstanding shares entitled to vote thereon. Shareholders of Target Feeder will vote together as a single class on the proposal to approve the Agreement and Plan. See “Information Concerning the Meeting.”

The Board of Directors of Target Corporation knows of no business other than the Agreement and Plan that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

This Proxy Statement and Prospectus serves as a prospectus of Acquiring Feeder under the Securities Act of 1933, as amended (the “Securities Act”) in connection with the issuance of shares of Acquiring Feeder to Target Feeder pursuant to the terms of the Agreement and Plan.

SUMMARY

The following is a summary of certain information contained elsewhere in this Proxy Statement and Prospectus (including documents incorporated by reference) and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement and Prospectus and in the Agreement and Plan, attached hereto as Exhibit I.

The Reorganization

At a meeting of the Board of Directors of Target Corporation and the Board of Trustees of Target Trust held on February 1, 2002, the Boards approved the proposed Reorganization pursuant to which shareholders of Target Feeder will exchange their shares of Target Feeder for an equal aggregate value of newly issued shares of Acquiring Feeder.

What Shareholders of Target Feeder Will Receive in the Reorganization

If the Agreement and Plan is approved and the Reorganization is consummated:
•	You will become a shareholder of Acquiring Feeder;
•	You will receive the following class of shares of Acquiring Feeder in exchange for your shares of Target Feeder (the “Corresponding Shares”):

If you hold Target Feeder Class	You will receive Acquiring Feeder Class
I	A
A	D
B	B
C	C
•	The Corresponding Shares that you receive will have the same aggregate net asset value as the shares of Target Feeder you hold immediately prior to the Reorganization.

Board Considerations for the Reorganization

The Board of Directors of Target Corporation has approved the Agreement and Plan and recommends that you vote to approve it as well. The Board of Directors of Target Corporation has determined that Target Feeder shareholders are likely to benefit from the Reorganization and believes that the Reorganization is in the best interests of Target Feeder and its shareholders and that the interests of Target Feeder shareholders will not be diluted as a result of the Reorganization.

In reaching this conclusion, the Board of Directors of Target Corporation considered a number of factors, including the following:
•	After the Reorganization, shareholders of Target Feeder will remain invested in a mutual fund having the same investment objective and similar investment policies;
•	After the Reorganization, it is expected that Target Feeder shareholders will be invested in a substantially larger fund (for example, as of January 31, 2002, the net assets of Target Feeder were approximately $427 million while the net assets of the Combined Fund would have been approximately $946 million on a pro forma basis if the Reorganization had taken place on that date);
•	Target Feeder’s assets have declined over the last two fiscal years and Target Feeder has experienced redemptions, which has had, and is expected to have, an adverse impact on the Fund’s expense ratio;
•	The Acquiring Master’s investment adviser has agreed to reduce its fee if Acquiring Master’s assets grow, so that the advisory fee would be paid at an annual rate of 0.50% of Acquiring Master’s average daily net assets up to $1 billion and at an annual rate of 0.45% of Acquiring Master’s average daily net assets exceeding $1 billion;
•	It is anticipated that, although Target Feeder’s expenses will rise on a pro forma basis immediately following the Reorganization Target Feeder shareholders may in the future potentially experience a lower operating expense ratio if the Combined Fund’s assets grow. In addition, it is expected that Target Feeder shareholders will benefit from improved potential economies of scale and the potential for greater flexibility in portfolio management due to increased size;
•	The Reorganization is expected to be tax free to shareholders;
•	After the Reorganization, the relative amount of available tax loss carry forwards per share of the Combined Fund will be less than the current amount per share of Target Feeder. Subject to certain limitations, the Combined Fund may be able to use such capital losses to offset realized capital gains;
•	Target Feeder shareholders can redeem their shares or exchange them into certain other Merrill Lynch mutual funds after the Reorganization; and
•	Target Feeder’s expenses incurred in connection with the Reorganization will be borne by FAM.

See “The Reorganization—Potential Benefits to Shareholders as a Result of the Reorganization.”

If all of the required approvals are obtained, it is anticipated that the Reorganization will occur as soon as practicable thereafter, provided that prior to that time an opinion of counsel concerning the tax consequences of the Reorganization, as set forth in the Agreement and Plan, has been delivered. See “The Reorganization—Tax Consequences of the Reorganization.” It should be noted, however, that, under the Agreement and Plan, the Reorganization may be abandoned at any time (whether before or after approval by the shareholders of Target Feeder) prior to the Closing Date (as defined herein), or the Closing Date may be postponed, (i) by consent of the Boards of Directors/Trustees of the Funds and Portfolios, or (ii) by the Board of Directors/Trustees of a Fund or Portfolio if any condition to its obligations has not been fulfilled or waived by such Board.

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Fee Tables

The fee tables set forth below provide information about the fees and expenses attributable to shares of each class of Target Feeder and Acquiring Feeder as of October 31, 2001 and, assuming the Reorganization had taken place on October 31, 2001, the estimated pro forma annualized fees and expenses attributable to shares of each class of the Combined Fund. The fee tables reflect the Funds’ net assets as of October 31, 2001, rather than the historical average annual net assets for the respective fiscal periods. Future fees and expenses may be greater or less than those indicated below.

Fee Table for Class A and Class B Shareholders of Acquiring Feeder,
Class I and Class B Shareholders of Target Feeder
and Class A and Class B Shareholders of the Pro Forma Combined Fund* as of October 31, 2001
(Unaudited)

	Class A Shares of Acquiring Feeder and Combined Fund and Class I Shares of Target Feeder						Class B Shares(b)
	Actual				Pro Forma		Actual				Pro Forma
	Target Feeder		Acquiring Feeder		Combined Fund*		Target Feeder		Acquiring Feeder		Combined Fund*
Shareholder Fees (fees paid directly from shareholder’s investment)(a):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.25%	(c)	5.25%	(c)	5.25%	(c)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	(d)	None	(d)	None	(d)	4.00%	(c)	4.00%	(c)	4.00% (c)
Maximum Sales Charge (Load) Imposed on Dividend Reinvestments	None		None		None		None		None		None
Redemption Fee	None		None		None		None		None		None
Exchange Fee	None		None		None		None		None		None
Annual Fund Operating Expenses (expenses that are deducted from fund assets)(e):
Management Fee(f)	0.50%		0.50%		0.50%		0.50%		0.50%		0.50%
Distribution and/or Service (12b-1) Fees(g)	None		None		None		1.00%		1.00%		1.00%
Other Expenses (including administrative and transfer agency fees)(h)	0.45%		0.51%		0.49%		0.45%		0.51%		0.49%

Total Annual Fund Operating Expenses	0.95%		1.01%		0.99%		1.95%		2.01%		1.99%

Footnotes appear on the next page.

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Fee Table for Class C and Class D Shareholders of Acquiring Feeder,
Class C and Class A Shareholders of Target Feeder
and Class C and Class D shareholders of the Pro Forma Combined Fund* as of October 31, 2001
(Unaudited)

	Class C Shares					Class D Shares of Acquiring Feeder and Combined Fund and Class A Shares of Target Feeder
	Actual				Pro Forma	Actual				Pro Forma
	Target Feeder		Acquiring Feeder		Combined Fund*	Target Feeder		Acquiring Feeder		Combined Fund*

Shareholder Fees (fees paid directly from shareholder’s investment)(a):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None		None	5.25%	(c)	5.25%	(c)	5.25%	(c)
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	1.00%	(c)	1.00%	(c)	1.00% (c)	None	(d)	None	(d)	None	(d)
Maximum Sales Charge (Load) Imposed on Dividend Reinvestments	None		None		None	None		None		None
Redemption Fee	None		None		None	None		None		None
Exchange Fee	None		None		None	None		None		None
Annual Fund Operating Expenses (expenses that are deducted from fund assets)(e):
Management Fee(f)	0.50%		0.50%		0.50%	0.50%		0.50%		0.50%
Distribution and/or Service (12b-1) Fees(g)	1.00%		1.00%		1.00%	0.25%		0.25%		0.25%
Other Expenses (including administration and transfer agency fees)(h)	0.45%		0.51%		0.49%	0.45%		0.51%		0.49%

Total Annual Fund Operating Expenses	1.95%		2.01%		1.99%	1.20%		1.26%		1.24%

*	The expenses for the Combined Fund represent the estimated annualized expenses assuming the Reorganization had been completed as of October 31, 2001.
(a)	In addition, certain securities dealers or other financial intermediaries may charge a fee to process a purchase or sale of shares. For example, Merrill Lynch, Pierce, Fenner & Smith Incorporated may charge clients a processing fee (currently $5.35) when a client buys or sells shares.
(b)	Class B shares of Acquiring Feeder convert to Class D shares of Acquiring Feeder about eight years after initial purchase. After such conversion, such shares will no longer be subject to distribution fees. Class B shares of Target Feeder automatically convert to Class A shares of Target Feeder approximately eight years after the shareholder buys them and after such conversion, will no longer be subject to distribution fees.
(c)	Some investors may qualify for reductions in the sales charge (load).
(d)	A shareholder may pay a deferred sales charge if such shareholder purchases $1 million or more and redeems within one year.
(e)	The fees and expenses include the expenses of both the Fund and the Fund’s share of expenses of the Portfolio in which it invests.
(f)	Acquiring Master and Target Master each has agreed to pay its respective investment adviser a fee at the annual rate of 0.50% of the average daily net assets of the respective Portfolio. This fee would also apply to the Combined Fund. The investment adviser has agreed to reduce its fee as Acquiring Master’s assets grow, so that the advisory fee will be at the annual rate of 0.45% of the Portfolio’s average daily net assets exceeding $1 billion. FAM has entered into an agreement with Acquiring Corporation to waive administration fees and/or reimburse expenses through October 31, 2002, so that the expenses of the Acquiring Feeder do not exceed 1.50% for each class of shares, exclusive of distribution and/or account maintenance fees. As of October 31, 2001, the Acquiring Feeder’s operating expenses were lower than 1.50% for each class of shares exclusive of distribution and/or account maintenance fees, and therefore no waiver of fees or reimbursement of expenses was necessary.
(g)	The Funds call the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used in the Prospectuses of the Funds and all other Fund materials. If a shareholder holds Class B or Class C shares of either Fund for an extended period, it may cost that shareholder more in distribution (12b-1) fees than the maximum sales charge that such shareholder would have paid if he or she had bought one of the other classes.
(h)	Financial Data Services, Inc., an affiliate of the investment adviser to each Fund, provides transfer agency services to each Fund. The Funds pay a fee for these services. The Portfolios’ respective investment adviser or its affiliates also provide certain accounting services to each Fund and Portfolio. Each Fund and Portfolio reimburses the respective investment adviser or its affiliates for such services. In addition, Acquiring Feeder has entered into an administration agreement with FAM, serving as Administrator, pursuant to which FAM receives monthly compensation of 0.25% of the average daily net assets of Acquiring Feeder. Target Feeder has also entered into an administration agreement with FAM, pursuant to which FAM receives monthly compensation of 0.15% of the average daily net assets of Target Feeder.

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EXAMPLES:

These examples assume that you invest $10,000 in the relevant Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Class A of Acquiring Feeder and Class I of Target Feeder

Target Feeder	$617	$812	$1,023	$1,630
Acquiring Feeder	$623	$830	$1,054	$1,696
Combined Fund*	$621	$824	$1,043	$1,674

Class B

Target Feeder	$598	$912	$1,252	$2,080	**
Acquiring Feeder	$604	$931	$1,283	$2,144	**
Combined Fund*	$602	$924	$1,273	$2,123	**

Class C

Target Feeder	$298	$612	$1,052	$2,275
Acquiring Feeder	$304	$631	$1,083	$2,338
Combined Fund*	$302	$624	$1,073	$2,317

Class D of Acquiring Feeder and Class A of Target Feeder

Target Feeder	$641	$886	$1,150	$1,903
Acquiring Feeder	$647	$904	$1,180	$1,968
Combined Fund*	$645	$898	$1,170	$1,946

*	Assuming the Reorganization had taken place on October 31, 2001.
**	Assumes conversion to Class D shares (for Acquiring Feeder and Combined Fund) or Class A shares (for Target Feeder) approximately eight years after purchase. See note (b) to the Fees and Expenses table above.

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Class A of Acquiring Feeder and Class I of Target Feeder

Target Feeder	$617	$812	$1,023	$1,630
Acquiring Feeder	$623	$830	$1,054	$1,696
Combined Fund*	$621	$824	$1,043	$1,674

Class B

Target Feeder	$198	$612	$1,052	$2,080	**
Acquiring Feeder	$204	$631	$1,083	$2,144	**
Combined Fund*	$202	$624	$1,073	$2,123	**

Class C

Target Feeder	$198	$612	$1,052	$2,275
Acquiring Feeder	$204	$631	$1,083	$2,338
Combined Fund*	$202	$624	$1,073	$2,317

Class D of Acquiring Feeder and Class A of Target Feeder

Target Feeder	$641	$886	$1,150	$1,903
Acquiring Feeder	$647	$904	$1,180	$1,968
Combined Fund*	$645	$898	$1,170	$1,946

*	Assuming the Reorganization had taken place on October 31, 2001.
**	Assumes conversion to Class D shares (for Acquiring Feeder and Combined Fund) or Class A shares (for Target Feeder) approximately eight years after purchase. See note (b) to the Fees and Expenses table above.

The foregoing Fee Tables and Examples are intended to assist investors in understanding the costs and expenses that a Fund shareholder bears directly or indirectly as compared to the costs and expenses that would be borne by such investors taking into account the Reorganization. The Examples set forth above assume reinvestment of all dividends and utilize a 5% annual rate of return as mandated by Commission regulations. The Examples should not be considered a representation of past or future expenses or annual rates of return, and

5

actual expenses or annual rates of return may be more or less than those assumed for purposes of the Examples. See “Summary,” “The Reorganization—Potential Benefits to Shareholders as a Result of the Reorganization” and “Comparison of the Funds—Management,” "—Purchase of Shares” and "—Redemption of Shares.”

Target Feeder

Target Feeder is organized as a separate series of Target Corporation. Target Corporation was incorporated under the laws of the State of Maryland on April 24, 1998. Target Feeder is a diversified mutual fund.

As of January 31, 2002, Target Feeder had aggregate net assets of approximately $427 million.

Acquiring Feeder

Acquiring Feeder is organized as a separate series of Acquiring Corporation. Acquiring Corporation was incorporated under the laws of the State of Maryland on October 20, 1999. Acquiring Feeder is a diversified mutual fund.

As of January 31, 2002, Acquiring Feeder had aggregate net assets of approximately $520 million.

Comparison of the Funds	Investment Objective and Policies. The investment objective of each Fund is to seek long-term capital growth.

The investment policies of each Fund are substantially similar. The principal difference is that Target Feeder, under normal circumstnaces, invests at least 65% of its total assets in equity securities of large cap companies located in the United States and may also invest in equity securities of small or mid cap companies, while Acquiring Feeder invests at least 80% of its net assets in common stocks of companies selected from among those included in the Russell 1000® Index. In addition, Target Feeder may invest up to 10% of its assets in stocks of companies located in Canada, while Acquiring Feeder may invest up to 10% of its assets in any foreign securities, generally anticipated to be American Depositary Receipts (“ADRs”).

Target Feeder defines “large cap companies” as companies whose market capitalization is at least $5 billion under current market conditions. Acquiring Feeder defines large cap companies as companies that are, at the time of purchase, included in the Russell 1000® Index. As of the most recent update of the Russell 1000® Index in June 2001, the smallest company in the index had an approximate market capitalization of $1.4 billion and the average market capitalization was approximately $13 billion. In selecting securities, each Fund emphasizes those securities that Fund management believes are undervalued or have good prospects for earnings growth. Each Fund is a “feeder” fund that invests all of its assets in a corresponding “master” Portfolio, which has the same investment objective as the respective Fund. All investments are made at the level of the respective Portfolio. This structure is sometimes called a “master/feeder” structure. Each Fund’s investment results will correspond directly to the investment results of the underlying Portfolio in which it invests. For simplicity, this Proxy Statement and Prospectus uses the term “Fund” or “Funds” to include the corresponding Portfolios in which the Funds invest.

Acquiring Feeder seeks to outperform the Russell 1000® Index. The investment adviser of Acquiring Feeder uses a multi-factor quantitative model to look for companies within the Russell 1000® Index that, in its opinion, are consistent with the Fund’s investment objective. The model employs three filters in its initial screens: earnings momentum, earnings surprise and valuation. After the initial screening is done, the investment adviser relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the investment adviser believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

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  Acquiring Feeder may invest in investment grade convertible securities, preferred stocks and US Government debt securities of any maturity. As a temporary measure for defensive purposes, Acquiring Feeder may invest without limit in cash, cash equivalents or short-term US Government securities. These investments may include high quality, short-term money market instruments such as US Treasury and agency obligations, commercial paper (short-term, unsecured, negotiable promissory notes of a domestic or foreign company), short-term debt obligations of corporate issuers and certificates of deposit and bankers’ acceptances.

Each Fund emphasizes common stock but also may invest in securities convertible into common stock, preferred stock, rights and warrants to subscribe to common stock. Each Fund may use derivatives such as futures and options for hedging purposes. Each Fund may invest in illiquid securities, restricted securities, 144A securities, when issued securities, delayed delivery securities, forward commitments, and repurchase agreements. Each Fund may borrow money, except that Acquiring Feeder may only do so for temporary or emergency purposes. Each Fund may also lend securities and enter into standby commitment agreements.

Portfolio Management. Because the Funds invest all of their assets in corresponding master Portfolios, and do not invest directly in portfolio securities, they do not require investment advisory services. Portfolio management for each Fund occurs at the level of the Portfolio. Mercury Advisors serves as the investment adviser and FAM serves as sub-adviser for Target Master. FAM serves as the investment adviser and Merrill Lynch Asset Management U.K. Limited (“MLAM UK”) serves as sub-adviser for Acquiring Master. Target Master is managed by a team of investment professionals, among whom Richard Boon has been primarily responsible for its day-to-day management since September 2001. Robert C. Doll, Jr. has served as portfolio manager of Acquiring Master since its inception in December 1999 and will continue to act as its portfolio manager following the Reorganization.

Investment Advisory and Administration Fees.

Pursuant to an investment advisory agreement between Mercury Advisors and Target Trust, on behalf of Target Master, Target Trust pays Mercury Advisors a monthly fee at the annual rate of 0.50% of Target Master’s average daily net assets. In addition, pursuant to a separate administration agreement between FAM and Target Corporation, on behalf of Target Feeder, FAM receives monthly compensation at an annual rate of 0.15% of the average daily net assets of Target Feeder.

Pursuant to an investment advisory agreement between FAM and Acquiring Trust, on behalf of Acquiring Master, Acquiring Trust pays FAM a monthly fee at the annual rate of 0.50% of Acquiring Master’s average daily net assets. FAM has agreed to reduce its fee as Acquiring Master’s assets grow, so that the advisory fee would be paid at the annual rate of 0.45% of Acquiring Master’s average daily net assets exceeding $1 billion. In addition, pursuant to a separate administration agreement between FAM and Acquiring Corporation, on behalf of Acquiring Feeder, FAM receives monthly compensation at the annual rate of 0.25% of the average daily net assets of Acquiring Feeder. FAM has entered into a contractual arrangement with Acquiring Corporation for the fiscal year ending October 31, 2002 to assure that expenses incurred by each class of shares of Acquiring Feeder will not exceed 1.50% of Acquiring Feeder’s average net assets (exclusive of distribution and/or account maintenance fees). This arrangement has a one-year term and is renewable.

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The Funds do not pay any incremental fee for sub-advisory services; however, the investment advisers may make payments to the respective sub-advisers for such services.

After the Reorganization, the advisory and administration fee rates paid by the Acquiring Master and the Combined Fund will be the same as the currently effective rates for Acquiring Master and Acquiring Feeder, respectively.

12b-1 Fees. Under separate class-specific plans adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), the Funds pay fees in connection with account maintenance and/or service for Class A (in the case of Target Feeder), Class B, Class C and Class D (in the case of Acquiring Feeder) (“12b-1 fees”). See “Comparison of the Funds—Purchase of Shares.”

Set forth below is a comparison of the 12b-1 fees for the Funds:

	12b-1 Annual Fee Rates (as a percentage of average daily net assets)
Share Class	Acquiring Feeder	Target Feeder
Class B	1.00%	1.00%
Class C	1.00%	1.00%
Class D/A*	0.25%	0.25%

*	Target Feeder Class A

Class Structure. Each Fund offers four classes of shares, which are offered with different sales charge arrangements. The Class A, Class B, Class C and Class D shares issued by Acquiring Feeder are identical in all material respects to the Class I, Class B, Class C and Class A shares, respectively, issued by Target Feeder with the exception that such shares represent ownership interests in a different investment portfolio. See “Comparison of the Funds—Purchase of Shares” and “—Additional Information—Shareholder Services.”

Overall Operating Expense Ratio. The table below shows the operating expense ratio for each class of shares of each Fund as of October 31, 2001, and, assuming the Reorganization had taken place on October 31, 2001, the estimated pro forma annualized expense ratio of the Combined Fund. The table reflects the Funds’ net assets as of October 31, 2001, rather than the historical average annual net assets for the respective fiscal periods:

Fund/Class of Shares	Total Operating Expense Ratio (unaudited)
Target Feeder
Class I	0.95%
Class B	1.95%
Class C	1.95%
Class A	1.20%
Acquiring Feeder
Class A	1.01%
Class B	2.01%
Class C	2.01%
Class D	1.26%
Combined Fund
Class A	0.99%
Class B	1.99%
Class C	1.99%
Class D	1.24%

See “Fee Tables” above.

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As described above, Acquiring Master’s investment adviser has agreed to reduce its fee as Acquiring Master’s assets grow, so that the advisory fee will be paid at the annual rate of 0.45% of Acquiring Master’s average daily net assets exceeding $1 billion. As a result, it is anticipated that although Target Feeder’s expenses will increase on a pro forma basis immediately following the Reorganization, Target Feeder shareholders may in the future potentially experience a lower operating expense ratio if the Combined Fund’s assets grow. In addition, it is expected that Target Feeder shareholders will benefit from potential economies of scale due to increased size.

Purchase of Shares. Shares of Acquiring Feeder are offered continuously for sale to the public in substantially the same manner as shares of Target Feeder. See “Comparison of the Funds—Purchase of Shares.”

After the Reorganization, shareholders of Target Feeder will be able to hold shares of the Acquiring Feeder through a securities dealer or other financial intermediary that has entered into an agreement with the Acquiring Feeder’s distributor. If the shareholder’s current securities dealer or other financial intermediary does not have an agreement with the Acquiring Feeder’s distributor, the shareholder’s shares of Acquiring Feeder will be held through the Funds’ transfer agent.

Redemption of Shares. The redemption procedures for shares of Acquiring Feeder are the same as the redemption procedures for shares of Target Feeder. For purposes of computing any contingent deferred sales charges (“CDSCs”) that may be payable upon disposition of shares of Acquiring Feeder acquired by shareholders of Target Feeder in the Reorganization, the holding period of Target Feeder shares outstanding on the date the Reorganization takes place will be “tacked” onto the holding period of the shares of Acquiring Feeder acquired in the Reorganization. See “Comparison of the Funds—Redemption of Shares.”

Exchange of Shares. The procedures for exchanging shares of Target Feeder are similar to the procedures for exchanging shares of Acquiring Feeder except that Target Feeder shareholders have an exchange privilege only with certain other Mercury mutual funds. Following the Reorganization, as shareholders of the Combined Fund, Target Feeder shareholders can exchange their shares only into certain other Merrill Lynch mutual funds. See “Comparison of the Funds—Additional Information—Shareholder Services.”

Dividends. Target Feeder distributes any net investment income semi-annually and any net realized capital gains at least annually. Acquiring Feeder distributes any net investment income and any net realized capital gains at least annually. All other policies of Target Feeder with respect to dividends are substantially the same as those of Acquiring Feeder. See “Comparison of the Funds—Dividends.”

Net Asset Value. Both Target Feeder and Acquiring Feeder determine net asset value of each class of shares once daily as of the close of business on the New York Stock Exchange (the “NYSE”) on each day the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. Both Funds compute net asset value per share in the same manner. See “Comparison of the Funds—Additional Information—Net Asset Value.”

Voting Rights. The corresponding voting rights of the holders of shares of each Fund are substantially the same. See “Comparison of the Funds—Additional Information—Capital Stock.”

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Other Significant Considerations. Shareholder services available to Target Feeder shareholders, such as providing the annual and semi-annual reports, are the same as those available to Acquiring Feeder shareholders. See “Comparison of the Funds—Additional Information—Shareholder Services.” An automatic dividend reinvestment plan is available to shareholders of each Fund. These plans are identical. See “Comparison of the Funds—Automatic Dividend Reinvestment Plan” and “—Additional Information—Shareholder Services.”

Tax Considerations	The Funds and Portfolios will receive an opinion of counsel with respect to the Reorganization, to the effect that, among other things, no Fund or Portfolio will recognize gain or loss, and Target Feeder shareholders will not recognize gain or loss upon the receipt of Acquiring Feeder shares in the Reorganization. Consummation of the Reorganization is subject to the receipt of this opinion. The Reorganization will not affect the status of Acquiring Feeder as a regulated investment company.

It is intended that Target Feeder shareholders will not be subject to Federal income tax on the receipt of Acquiring Feeder shares pursuant to the Reorganization. Under normal circumstances, a redemption or exchange of shares will generally result in a gain or loss depending on the shareholder’s basis in the shares redeemed or exchanged. Target Feeder shareholders should consult their tax advisers as to any differing consequences of redeeming or exchanging their Fund shares for shares of another Mercury Fund prior to the Reorganization or exchanging their shares in the Reorganization.

See “The Reorganization—Tax Consequences of the Reorganization.”

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RISK FACTORS AND SPECIAL CONSIDERATIONS

Many of the investment risks associated with an investment in Acquiring Feeder are substantially similar to the investment risks associated with an investment in Target Feeder. The investment risks associated with an investment in Acquiring Feeder also will apply to an investment in the Combined Fund after the Reorganization. Such risks include market and selection risk, risks associated with equity securities in general, foreign market and foreign economy risk, and risks associated with investments in derivatives.

The principal difference in risk between an investment in Target Feeder and an investment in Acquiring Feeder is that Target Feeder currently seeks to invest at least 65% of its total assets in large cap companies and may also invest in equity securities of small cap or mid cap companies, while Acquiring Feeder invests at least 80% of its net assets in companies selected from those included in the Russell 1000® Index. As a result, Target Feeder may currently have more flexibility in portfolio composition than Acquiring Feeder. Effective July 31, 2002, however, under newly adopted rule 35d-1 under the Investment Company Act relating to investment company names, Target Feeder will be required to invest at least 80% of its net assets in large cap companies located in the United States, similar to Acquiring Feeder. Therefore, regardless of whether the Reorganization occurs, Target Feeder’s investment policy in this regard will be changed. In addition, Target Feeder may invest up to 10% of its assets in stocks of companies located in Canada, exposing the Fund to Canadian investment risk, while the Acquiring Feeder may invest up to 10% of its assets in any foreign securities.

The risk factors to which an investment in Acquiring Feeder is subject are set forth below and in the Acquiring Feeder Prospectus that accompanies this Proxy Statement and Prospectus under the caption “Details about the Fund—Investment Risks.” It is expected that the Reorganization itself will not adversely affect the rights of shareholders of either Fund or create additional risks.

Each Fund is subject to the following principal risks:

Market Risk and Selection Risk. Each Fund is subject to market risk and selection risk. Market risk is the risk that the equity markets will go down in value, including the possibility that the equity markets will go down sharply and unpredictably. Selection risk is the risk that the securities that the investment adviser selects will underperform the stock markets, the relevant indices or other funds with similar investment objectives and investment strategies.

Except where noted, each Fund may be subject, to a lesser extent, to risks associated with the following investment strategies:

Derivatives. Each Fund may use derivatives such as futures and options for hedging purposes, including anticipatory hedges and, in the case of Acquiring Feeder, cross hedges. Hedging is a strategy in which a Fund uses a derivative to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced. There can be no assurance that each Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Fund is not required to use hedging and may choose not to do so.

Securities Lending. Each Fund may lend securities with a value not exceeding 33 1/3% of its total assets to financial institutions that provide cash or government securities issued or guaranteed by the US Government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a Fund may lose money and there may be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to a Fund.

Borrowing and Leverage. Each Fund may borrow money, including to meet redemptions, except that Acquiring Feeder may only do so for temporary or emergency purposes. Borrowing may exaggerate changes in the net asset value of a Fund’s shares and in the return on a Fund’s portfolio. Borrowing will cost a Fund interest expense and other fees. The costs of borrowing may reduce a Fund’s return. Certain securities that the Funds buy may create leverage including, for example, derivatives, when issued securities, forward commitments and options. The use of investments that create leverage subjects a Fund to the risk that relatively small market movements may result in large changes in the value of an investment and may result in losses that greatly exceed the amount invested.

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Foreign Market Risks. Target Feeder may invest in companies located in Canada, and Acquiring Feeder may invest in companies located in countries other than the United States. This may expose each Fund to risks associated with foreign investments.
•	The value of holdings traded outside the US (and any hedging transactions in foreign currencies) will be affected by changes in currency exchange rates.
•	The costs of non-U.S. securities transactions tend to be higher than those of U.S. transactions.
•	Foreign holdings may be adversely affected by foreign government action.
•	International trade barriers or economic sanctions against certain non-U.S. countries may adversely affect these holdings.

When Issued and Delayed Delivery Securities and Forward Commitments. Each Fund may invest in when issued and delayed securities and forward commitments, which involve the risk that the security a Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, a Fund both loses the investment opportunity for the assets it has set aside to pay for the security and any gain in the security’s price.

Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities that it cannot easily sell within seven days at current value or that have contractual or legal restrictions on resale. If a Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Restricted Securities. Restricted securities have contractual or legal restrictions on their resale. They include private placement securities that a Fund buys directly from the issuer. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. A Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. A Fund may get only limited information about the issuer, so it may be less able to predict a loss. In addition, if Fund management receives material adverse nonpublic information about the issuer, the Fund will not be able to sell the securities.

Rule 144A Securities. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

Convertibles. Convertibles are generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible’s value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

Debt Securities. Debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the bonds. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

An investment in Target Feeder is subject to the additional risks described below that are not applicable to an investment in Acquiring Feeder and will not be applicable to an investment in the Combined Fund.

Canadian Investment and Securities Risks. Canadian securities are sensitive to conditions within Canada, but also tend to follow the U.S. market. Canada’s economy depends heavily on exports to the U.S., Canada’s largest trading partner. The Canadian economy relies strongly on the production and processing of natural resources. Historically, natural resource prices have been volatile. Demand by many citizens of the Province of Quebec for secession from Canada may significantly impact the Canadian economy.

12

COMPARISON OF THE FUNDS

Financial Highlights

Acquiring Feeder. The Financial Highlights tables are intended to help you understand Acquiring Feeder’s financial performance for the periods shown. Certain information reflects financial results for a single Acquiring Feeder share. The total returns in the table represent the rate an investor would have earned or lost on an investment in shares of Acquiring Feeder (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with Acquiring Feeder’s financial statements, is included in Acquiring Feeder’s Annual Report, which accompanies this Proxy Statement and Prospectus.

The following per share data and ratios have been derived from information provided in the financial statements.

	Class A			Class B
	For the Year Ended October 31, 2001	For the Period December 22, 1999† to October 31, 2000		For the Year Ended October 31, 2001		For the Period December 22, 1999† to October 31, 2000
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$ 11.77	$ 10.00		$ 11.67		$ 10.00

Investment income (loss) — net	.02 †††	(.01)		(.08	)†††	(.01)

Realized and unrealized gain (loss) on investments from the Portfolio — net	(2.69)	1.78		(2.66)		1.68

Total from investment operations	(2.67)	1.77		(2.74)		1.67

Less distributions in excess of realized gain on investments from the Portfolio — net	— ##	—		—	##	—

Net asset value, end of period	$ 9.10	$ 11.77		$ 8.93		$ 11.67

Total Investment Return:**
Based on net asset value per share	(22.65)%	17.70	%#	(23.47)%		16.70	%#

Ratios to Average Net Assets:
Expenses net of reimbursement††	1.05%	1.21	%*	2.06%		2.37	%*

Expenses††	1.05%	3.11	%*	2.06%		2.70	%*

Investment income (loss) — net	.21%	(.52	)%*	(.80)%		(1.33	)%*

Supplemental Data:
Net assets, end of period (in thousands)	$76,674	$33,886		$159,287		$85,036

Portfolio turnover of the Portfolio	162.28%	79.18%		162.28%		79.18%

*	Annualized.
**	Total investment returns exclude the effects of sales charges.
†	Commencement of Operations.
††	Includes the Fund’s share of the Portfolio’s allocated expenses.
†††	Based on average shares outstanding.
#	Aggregate total investment return.
##	Amount is less than $.01 per share.

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Acquiring Feeder —Financial Highlights (concluded)

	Class C				Class D
	For the Year Ended October 31, 2001		For the Period December 22, 1999† to October 31, 2000		For the Year Ended October 31, 2001		For the Period December 22, 1999† to October 31, 2000
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$ 11.67		$ 10.00		$ 11.74		$ 10.00

Investment loss — net	(.08	)†††	(.01)		—	†††##	—	##

Realized and unrealized gain (loss) on investments from the Portfolio — net	(2.66)		1.68		(2.68)		1.74

Total from investment operations	(2.74)		1.67		(2.68)		1.74

Less distributions in excess of realized gain on investments from the Portfolio — net	—	##	—		—	##	—

Net asset value, end of period	$ 8.93		$ 11.67		$ 9.06		$ 11.74

Total Investment Return:**
Based on net asset value per share	(23.47)%		16.70	%#	(22.80)%		17.40	%#

Ratios to Average Net Assets:
Expenses, net of reimbursement††	2.07%		2.35	%*	1.32%		1.59	%*

Expenses††	2.07%		2.80	%*	1.32%		2.10	%*

Investment loss — net	(.81)%		(1.34	)%*	(.05)%		(.59	)%*

Supplemental Data:
Net assets, end of period (in thousands)	$ 86,694		$41,028		$ 84,891		$25,627

Portfolio turnover of the Portfolio	162.28%		79.18%		162.28%		79.18%

*	Annualized.
**	Total investment returns exclude the effects of sales charges.
†	Commencement of Operations.
††	Includes the Fund’s share of the Portfolio’s allocated expenses.
†††	Based on average shares outstanding.
#	Aggregate total investment return.
##	Amount is less than $.01 per share.

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Target Feeder. The Financial Highlights tables are intended to help you understand Target Feeder’s financial performance for the periods shown. Certain information reflects financial results for a single Target Feeder share. The total returns in the table represent the rate an investor would have earned or lost on an investment in shares of Target Feeder (assuming reinvestment of all dividends). The information, other than for the six months ended November 30, 2001, has been audited by Deloitte & Touche LLP, whose report, along with Target Feeder’s financial statements, is included in Target Feeder’s Annual Report which is available upon request. The information for the six months ended November 30, 2001 is unaudited and is also available upon request.

The following per share data and ratios have been derived from information provided in the financial statements:

	Class I
	For the Six Months Ended November 30, 2001 (unaudited)		For the Year Ended May 31,		For the Period, January 29, 1999† to May 31, 1999
			2001	2000
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$ 9.27		$ 11.35	$ 9.91	$ 10.00

Investment income — net	.02	†††	.04 †††	.03 †††	—	‡‡

Realized and unrealized gain (loss) on investments from the Portfolio — net	(1.27)		(1.75)	1.41	(.09)

Total from investment operations	(1.25)		(1.71)	1.44	(.09)

Less distributions in excess of realized gain on investments from the Portfolio — net	—		(.37)	—	—

Net asset value, end of period	$ 8.02		$ 9.27	$ 11.35	$ 9.91

Total Investment Return:**
Based on net asset value per share	(13.48	)%‡	(15.68)%	14.53%	(.90	)% ‡

Ratios to Average Net Assets:
Expenses††	.91	%*	.81%	.78%	.94	%*

Investment income — net	.42	%*	.32%	.27%	.28	%*

Supplemental Data:
Net assets, end of period (in thousands)	$ 13,367		$24,905	$127,630	$103,709

Portfolio turnover of the Portfolio	48.38%		60.53%	86.47%	17.13%

*	Annualized.
**	Total investment returns exclude the effects of sales charges.
†	Commencement of Operations.
††	Includes the Fund’s share of the Portfolio’s allocated expenses.
†††	Based on average shares outstanding.
‡	Aggregate total investment return.
‡‡	Amount is less than $.01 per share.

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Target Feeder —Financial Highlights (continued)

	Class A
	For the Six Months Ended November 30, 2001 (unaudited)		For the Year Ended May 31,			For the Period, January 29, 1999† to May 31, 1999
			2001	2000
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$ 9.24		$ 11.31	$ 9.90		$ 10.00

Investment income (loss) — net	.01	†††	.01 †††	—	†††‡‡	—	‡‡

Realized and unrealized gain (loss) on investments from the Portfolio — net	(1.26)		(1.74)	1.41		(.10)

Total from investment operations	(1.25)		(1.73)	1.41		(.10)

Less distributions in excess of realized gain on investments from the Portfolio — net	—		(.34)	—		—

Net asset value, end of period	$ 7.99		$ 9.24	$ 11.31		$ 9.90

Total Investment Return:**
Based on net asset value per share	(13.53	)%‡	(15.89)%	14.24%		(1.00	)%‡

Ratios to Average Net Assets:
Expenses††	1.16	%*	1.06%	1.03%		1.19	%*

Investment income (loss) — net	.19	%*	.07%	.01%		(.04	)%*

Supplemental Data:
Net assets, end of period (in thousands)	$39,375		$59,120	$102,454		$121,826

Portfolio turnover of the Portfolio	48.38%		60.53%	86.47%		17.13%

*	Annualized.
**	Total investment returns exclude the effects of sales charges.
†	Commencement of Operations.
††	Includes the Fund’s share of the Portfolio’s allocated expenses.
†††	Based on average shares outstanding.
‡	Aggregate total investment return.
‡‡	Amount is less than $.01 per share.

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Target Feeder — Financial Highlights (continued)

	Class B
	For the Six Months Ended November 30, 2001 (unaudited)		For the Year Ended May 31,				For the Period, January 29, 1999† to May 31, 1999
			2001		2000
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$ 9.14		$ 11.20		$ 9.88		$ 10.00

Investment loss — net	(.02	)†††	(.07	)†††	(.08	)†††	(.03)

Realized and unrealized gain (loss) on investments from the Portfolio — net	(1.25)		(1.74)		1.40		(.09)

Total from investment operations	(1.27)		(1.81)		1.32		(.12)

Less distributions in excess of realized gain on investments from the Portfolio — net	—		(.25)		—		—

Net asset value, end of period	$ 7.87		$ 9.14		$ 11.20		$ 9.88

Total Investment Return:**
Based on net asset value per share	(13.89	)%‡	(16.58)%		13.36%		(1.20)%‡

Ratios to Average Net Assets:
Expenses ††	1.93	%*	1.83%		1.80%		1.96%*

Investment loss — net	(.57)	%*	(.69)%		(.75)%		(.82 )%*

Supplemental Data:
Net assets, end of period (in thousands)	$285,617		$373,778		$508,802		$460,464

Portfolio turnover of the Portfolio	48.38%		60.53%		86.47%		17.13%

*	Annualized.
**	Total investment returns exclude the effects of sales charges.
†	Commencement of Operations.
††	Includes the Fund’s share of the Portfolio’s allocated expenses.
†††	Based on average shares outstanding.
‡	Aggregate total investment return.

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Target Feeder — Financial Highlights (concluded)

	Class C
	For the Six Months Ended November 30, 2001 (unaudited)		For the Year Ended May 31,				For the Period, January 29, 1999† to May 31, 1999
			2001		2000
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$ 9.14		$ 11.20		$ 9.88		$ 10.00

Investment loss — net	(.02	)†††	(.07	)†††	(.08	)†††	(.02)

Realized and unrealized gain (loss) on investments from the Portfolio — net	(1.25)		(1.74)		1.40		(.10)

Total from investment operations	(1.27)		(1.81)		1.32		(.12)

Less distributions in excess of realized gain on investments from the Portfolio — net	—		(.25)		—		—

Net asset value, end of period	$ 7.87		$ 9.14		$ 11.20		$ 9.88

Total Investment Return:**
Based on net asset value per share	(13.89	)%‡	(16.59)%		13.36%		(1.20)%‡

Ratios to Average Net Assets:
Expenses ††	1.94	%*	1.84%		1.80%		1.96%*

Investment loss — net	(.59)	%*	(.70)%		(.76)%		(.82 )%*

Supplemental Data:
Net assets, end of period (in thousands)	$120,770		$167,832		$258,131		$236,776

Portfolio turnover of the Portfolio	48.38%		60.53%		86.47%		17.13%

*	Annualized.
**	Total investment returns exclude the effects of sales charges.
†	Commencement of Operations.
††	Includes the Fund’s share of the Portfolio’s allocated expenses.
†††	Based on average shares outstanding.
‡	Aggregate total investment return.

Investment Objectives

The Funds have identical investment objectives. The investment objective of each Fund is to seek long term growth of capital. The investment objective of each Fund is a fundamental policy of the applicable Fund and may not be changed without the approval of the holders of a majority of that Fund’s outstanding voting securities (which, for this purpose, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). No assurance can be given that the Combined Fund will achieve its investment objective after the Reorganization.

Investment Policies

Target Feeder and Acquiring Feeder have substantially similar investment policies. Each Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Target Feeder defines “large cap companies” as companies whose market capitalization is at least $5 billion under current market conditions. Acquiring Feeder defines large cap companies as companies that are, at the time of purchase, included in the Russell 1000® Index. As of the most recent update of the Russell 1000® Index in June 2001, the smallest company in the index had an approximate market capitalization of $1.4 billion and the average market capitalization was approximately $13 billion. In selecting securities, each Fund emphasizes those securities that Fund management believes are undervalued or have good prospects for earnings growth. Acquiring Feeder seeks to outperform the Russell 1000® Index, while Target Feeder’s benchmark index is the Standard & Poor’s 500 Index. Each Fund emphasizes common stock but also may invest in securities convertible into common stock, preferred stock, rights and warrants to subscribe to common stock.

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Under normal circumstances, Target Feeder invests at least 65% of its total assets in equity securities of large cap companies located in the United States and may also invest in equity securities of companies of any market capitalization located in Canada and of small or medium capitalization companies located in the United States. Normally, Canadian investments will represent 10% or less of Target Feeder’s assets. Fund management assesses a company’s worth by reviewing several factors, including the company’s financial resources, value of assets, sales and earnings growth, product development, quality of management and overall business prospects. Fund management’s evaluation of the prospects for a company’s industry or market sector is an important factor in evaluating a particular company’s earnings prospects. Current income from dividends and interest is not an important consideration in selecting portfolio securities. Target Feeder may invest in debt securities that are issued together with a particular equity security. Target Feeder may invest in short term instruments, such as money market securities and repurchase agreements, to meet redemptions. Target Feeder may also, without limit, make short-term investments, purchase high quality bonds or buy or sell derivatives to reduce exposure to equity securities when the Fund believes it is advisable to do so on a temporary defensive basis.

Acquiring Feeder invests at least 80% of its net assets in common stocks of companies selected from among those included in the Russell 1000® Index. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, representing approximately 92% of the total market capitalization of the Russell 3000® Index. The investment adviser looks for strong relative earnings growth, preferring internal growth and unit growth to growth resulting from a company’s pricing structure, and examines a company’s stock price relative to its earnings and book value. If the investment adviser believes that a company is overvalued, it will not be considered as an investment for the Fund. In seeking to outperform the Russell 1000® Index, the investment adviser reviews potential investments using criteria based on the securities in the Russell 1000® Index, including relative price to earnings and price to book ratios, weighted median market capitalization of the Fund’s portfolio, allocation among the economic sectors of the Fund’s portfolio as compared to the Russell 1000® Index, and weighted individual stocks within the Index. Acquiring Feeder may invest up to 10% of its total assets in foreign securities, generally anticipated to be ADRs. Acquiring Feeder may invest in investment grade convertible securities, preferred stocks and U.S. Government debt securities of any maturity. As a temporary measure for defensive purposes, Acquiring Feeder may invest without limit in cash, cash equivalents or short-term U.S. Government securities. These investments may include high quality, short-term money market instruments such as U.S. Treasury and agency obligations, commercial paper (short-term, unsecured, negotiable promissory notes of a domestic or foreign company), short-term debt obligations of corporate issuers and certificates of deposit and bankers’ acceptances.

Other Investment Policies

Acquiring Feeder and Target Feeder have adopted certain other investment policies as set forth below:

Each Fund may use derivatives for hedging purposes, including anticipatory hedges and, in the case of Acquiring Feeder, corss hedges. The derivatives Target Feeder may use include futures, forwards, options, indexed and inverse securities and swaps. The derivatives the Acquiring Feeder may use include futures and options. Each Fund may invest in illiquid securities (up to 15% of its net assets), restricted securities, 144A securities, when issued securities, delayed delivery securities, forward commitments, and repurchase agreements. Each Fund may borrow money from banks in amounts up to 33 1/3% of its total assets (including the amount borrowed) and may borrow up to an additional 5% of its total assets for temporary purposes, except that Acquiring Feeder may borrow only for temporary or emergency purposes. Each Fund may also lend securities with a value not exceeding 33 1/3% of its total assets to banks, brokers and other financial institutions and enter into standby commitment agreements.

Each Fund is classified as a diversified fund within the meaning of the Investment Company Act. Accordingly, as a fundamental restriction, with respect to 75% of its assets, each Fund may invest no more than 5% of its assets in the securities of any one issuer and may not purchase more than 10% of the outstanding voting securities of any one company.

If you would like further information about how the Acquiring Fund invests, please see the Acquiring Fund’s Prospectus and Statement of Additional Information.

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Investment Restrictions

Other than as noted above, Acquiring Feeder and Target Feeder have substantially similar investment restrictions.

Management

Investment Advisory and Administrative Arrangements. FAM serves as investment adviser to Acquiring Master and Mercury Advisors, an affiliate of FAM, serves as investment adviser to Target Master. Pursuant to an investment advisory agreement between FAM and Acquiring Trust, on behalf of Acquiring Master, Acquiring Trust pays FAM a monthly fee at the annual rate of 0.50% of Acquiring Master’s average daily net assets. FAM has agreed to reduce its fee as Acquiring Master’s assets grow, so that the advisory fee will be paid at an annual rate of 0.45% for the Portfolio’s average daily net assets exceeding $1 billion. In addition, pursuant to a separate administration agreement between Acquiring Corporation, on behalf of Acquiring Feeder, FAM receives monthly compensation at the annual rate of 0.25% of the average daily net assets of Acquiring Feeder. Pursuant to an investment advisory agreement between Mercury Advisors and Target Trust, on behalf of Target Master, Target Trust pays Mercury Advisors a monthly fee at the annual rate of 0.50% of Target Master’s average daily net assets. In addition, pursuant to a separate administration agreement between FAM and Target Corporation, on behalf of Target Feeder, FAM receives monthly compensation at an annual rate of 0.15% of the average daily net assets of Target Feeder. After the Reorganization, the advisory and administration fee rates applicable to Acquiring Master and the Combined Fund will be the same as the currently effective rates for Acquiring Master and Acquiring Feeder, respectively. This represents an increase in the administration fee for Target Feeder shareholders. FAM has entered into a contractual arrangement with Acquiring Corporation for the fiscal year ending October 31, 2002 to assure that expenses incurred by each class of shares of Acquiring Feeder will not exceed 1.50% of the average net assets of each class of the Acquiring Feeder (exclusive of distribution and/or account maintenance fees). This agreement is for a one year term and is renewable. As of October 31, 2001, the Acquiring Feeder’s operating expenses for each class of shares were lower than 1.50% (exclusive of distribution and/or account maintenance fees) and therefore no waiver of fees or reimbursement of expenses were necessary. There is no such fee waiver agreement in place with respect to Target Feeder and Target Trust.

MLAM U.K. acts as sub-adviser with respect to Acquiring Feeder and FAM acts as sub-adviser to Target Feeder. Pursuant to separate sub-advisory agreements between FAM and MLAM U.K. and Mercury Advisors and FAM, respectively, FAM and Mercury Advisors each may pay the respective sub-adviser, MLAM U.K. and FAM, a fee for providing investment advisory services but the sub-advisory fee will not exceed the amount FAM and Mercury Advisors actually receive under their respective investment advisory agreements. The address of Mercury Advisors and MLAM U.K. is 33 King William Street, London EC4R 9AS, England.

Purchase of Shares

The class structure and purchase and distribution procedures for shares of Target Feeder are substantially similar for Acquiring Feeder. Both Target Feeder and Acquiring Feeder offer four classes of shares. The Class A, Class B, Class C and Class D shares issued by Acquiring Feeder are identical in all respects to the Class I, Class B, Class C and Class A shares, respectively, issued by Target Feeder with the exception that they represent ownership interests in a different investment portfolio. For a complete discussion of the four classes of shares and the purchase and distribution procedures related thereto see “Your Account—Merrill Lynch Select PricingSM System,” “—Participation in Fee-Based Programs” and “—How to Buy, Sell, Transfer and Exchange Shares” in the Acquiring Feeder Prospectus.

Redemption of Shares

The procedure for redeeming shares of Acquiring Feeder is the same as the procedure for redeeming shares of Target Feeder. For purposes of computing any CDSC that may be payable upon disposition of shares of Acquiring Feeder acquired by Target Feeder shareholders in the Reorganization, the holding period of Target Feeder shares outstanding on the date the Reorganization takes place will be tacked onto the holding period of the shares of Acquiring Feeder acquired in the Reorganization. See “Your Account—Merrill Lynch Select PricingSM System,” “—Participation in Fee-Based Programs” and “ —How to Buy, Sell, Transfer and Exchange Shares” in the Acquiring Feeder Prospectus.

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Performance

General. The following tables provide performance information for each class of shares of Acquiring Feeder and Target Feeder, including and excluding maximum applicable sales charges, for the periods indicated. Past performance is not indicative of future performance. For additional information about the performance of each Fund see “Key Facts—Risk/Return Bar Charts” in the Acquiring Feeder Prospectus and Fund Facts—Risk/Return Bar Chart” in the Target Feeder Prospectus.

Acquiring Feeder Average Annual Total Return

	Class A Shares		Class B Shares		Class C Shares		Class D Shares
Period	With Sales Charge*	Without Sales Charge	With Sales Charge*	Without Sales Charge	With Sales Charge*	Without Sales Charge	With Sales Charge*	Without Sales Charge
Year Ended December 31, 2001	–9.96%	–4.98%	–9.66%	–5.90%	–6.84%	–5.90%	–10.16%	–5.18%
Inception** through December 31, 2001	–2.94%	–0.32%	–2.81%	–1.34%	–1.34%	–1.34%	–3.19%	–0.58%

*	Assumes the maximum applicable sales charge. The maximum initial sales charge on Class A and Class D shares is 5.25%. The maximum CDSC on Class B shares is 4.0% and is reduced to 0.0% after six years. Class C shares are subject to a 1.0% CDSC for one year.
**	Class A, Class B, Class C and Class D shares of Acquiring Feeder commenced operations on December 22, 1999.

Target Feeder Average Annual Total Return

	Class I Shares		Class B Shares		Class C Shares		Class A Shares
Period	With Sales Charge*	Without Sales Charge	With Sales Charge*	Without Sales Charge	With Sales Charge*	Without Sales Charge	With Sales Charge*	Without Sales Charge
Year Ended December 31, 2001	–23.42%	–19.18%	–23.26%	–20.06%	–20.86%	–20.06%	–23.55%	–19.32%
Inception** through December 31, 2001	–7.85%	–6.14%	–8.03%	–7.10%	–7.10%	–7.10%	–8.06%	–6.35%

*	Assumes the maximum applicable sales charge. The maximum initial sales charge on Class I and Class A shares is 5.25%. The maximum CDSC on Class B shares is 4.0% and is reduced to 0.0% after six years. Class C shares are subject to a 1.0% CDSC for one year.
**	Class I, Class B, Class C and Class A shares of Target Feeder commenced operations on January 29, 1999.

Code of Ethics

The Board of Directors/Trustees of Acquiring Corporation, Acquiring Trust, Target Corporation and Target Trust have approved the same Code of Ethics (the “Code of Ethics”) pursuant to Rule 17j-1 under the Investment Company Act, which covers the Funds, the Portfolios, MLIM, FAM, Mercury Advisors, MLAM U.K. and FAM Distributors, Inc. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the respective Fund.

Shareholder Rights

There normally will be no meeting of shareholders of Acquiring Feeder for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by the shareholders, at which time the Directors then in office will call a shareholders’ meeting for the election of Directors. Shareholders of Acquiring Corporation may, in accordance with the terms of the Articles of Incorporation, cause a meeting of shareholders to be held for the purpose of voting on the removal of Directors. Also, Acquiring Corporation will be required to call a special meeting of shareholders of Acquiring Feeder in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements, of a material increase in account maintenance fees or distribution fees or of a change in fundamental policies, objectives or restrictions. Except as set forth above, the Directors shall continue to hold

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office and appoint successor Directors. Each issued and outstanding share of Acquiring Feeder is entitled to participate equally with other shares of Acquiring Feeder in dividends and distributions declared and in net assets upon liquidation or dissolution remaining after satisfaction of outstanding liabilities, except for any expenses which may be attributable to only one class. Shares of Acquiring Feeder that are issued will be fully-paid and non-assessable by Acquiring Corporation or Acquiring Feeder. Rights attributable to shares of Target Feeder are similar to those of shares of Acquiring Feeder.

Dividends

Acquiring Feeder distributes at least annually any net investment income and any net realized capital gains. Target Feeder distributes any net investment income semi-annually and any net realized capital gains at least annually. In all other respects, the policies of Target Feeder with respect to dividends is substantially the same as the policies of Acquiring Feeder.

Automatic Dividend Reinvestment Plan

Each Fund offers its shareholders an Automatic Dividend Reinvestment Plan (each, a “Plan” and collectively, the “Plans”) with substantially similar terms. Pursuant to the Plans, dividends will be automatically reinvested, without sales charge, in additional full and fractional shares of the relevant Fund unless a shareholder has elected to receive such dividends in cash. For further information about the Plans, see “Shareholder Services—Automatic Dividend Reinvestment Plan” in the Acquiring Feeder Statement of Additional Information.

After the Reorganization, a shareholder of Target Feeder who has elected to receive dividends in cash will receive dividends of the Combined Fund in cash; all other Target Feeder shareholders will have their dividends automatically reinvested in shares of the Combined Fund. However, if prior to the Reorganization a shareholder owns shares of both Funds, after the Reorganization the shareholder’s election with respect to the dividends of Acquiring Feeder will control unless the shareholder specifically elects a different option at that time.

Tax Information

The tax consequences associated with an investment in shares of Target Feeder are substantially similar to the tax consequences associated with an investment in shares of Acquiring Feeder. See “Dividends and Taxes” in the Acquiring Feeder Prospectus.

Portfolio Transactions

The procedures for engaging in portfolio transactions are generally the same for both Target Feeder and Acquiring Feeder. For a discussion of these procedures, see “Portfolio Transactions and Brokerage” in the Acquiring Feeder Statement of Additional Information.

Each Fund may effect portfolio transactions on foreign securities exchanges and may incur settlement delays on certain of such exchanges. In addition, costs associated with transactions in foreign securities are generally higher than such costs associated with transactions in U.S. securities. Moreover, there generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States. Acquiring Feeder’s ability and decisions to purchase and sell portfolio securities may be affected by foreign laws and regulations relating to the convertibility and repatriation of assets.

Portfolio Turnover

Generally, neither Acquiring Feeder nor Target Feeder purchases securities for short-term trading profits. However, either Fund may dispose of securities without regard to the time that they have been held when such action, for defensive or other reasons, appears advisable to the investment adviser. Neither Fund has any limit on its rate of portfolio turnover. The portfolio turnover rate for each Fund is included in the Fund’s Financial Highlights above. A high portfolio turnover rate may result in negative tax consequences, such as an increase in capital gain dividends, and correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund. The increased portfolio turnover of the Acquiring Feeder in the fiscal year ended October 31, 2001, was largely due to increased purchases and sales of portfolio securities

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as a result of positive net cash flow into the Fund and in response to extraordinary volatility in the markets during the year.

Additional Information

Net Asset Value. Both Acquiring Feeder and Target Feeder determine net asset value of each class of their shares once daily as of the close of business on the NYSE on each day during which the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. Net asset value is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent.

Shareholder Services. Acquiring Feeder offers a number of shareholder services and investment plans designed to facilitate investment in shares of the Fund. In addition, U.S. shareholders of each class of shares of Acquiring Feeder have an exchange privilege with certain other funds utilizing the Merrill Lynch Select PricingSM System. Shareholder services available to shareholders of Target Feeder are similar to the shareholder services of Acquiring Feeder except that its shareholders have an exchange privilege with certain other Mercury mutual funds. For a description of these services, see “Shareholder Services” in the Acquiring Feeder Statement of Additional Information.

Custodian. Brown Brothers Harriman & Co. (“Brown Brothers”) acts as custodian of the cash and securities of each Fund. The principal business address of Brown Brothers in such capacity is 40 Water Street, Boston, Massachusetts 02109. It is presently anticipated that Brown Brothers will serve as the custodian of the Combined Fund.

Accounting Services. Each Fund and Portfolio entered into an agreement with State Street Bank and Trust Company (“State Street”) effective January 1, 2001, pursuant to which State Street provides certain accounting services to each Fund and Portfolio. Each Fund and Portfolio pays a fee for these services. Prior to January 1, 2001, FAM and Mercury Advisors provided accounting services to each respective Fund and Portfolio at its cost in connection with such services. FAM and Mercury Advisors provide certain accounting services to each respective Fund and Portfolio, and each Fund and Portfolio reimburses FAM and/or Mercury Advisors, for these services.

The tables below show the amounts paid by each Fund and Portfolio to State Street and to the respective administrator and investment adviser for the periods indicated:

	Acquiring Feeder		Acquiring Master
Period	Paid to State Street	Paid to Administrator	Paid to State Street*	Paid to Investment Adviser
December 22, 1999 (commencement of operations) to October 31, 2000	N/A	$2,120	N/A	$21,881
Fiscal year ended October 31, 2001	$0	$ 566	$164,466**	$95,866

	Target Feeder		Target Master
Period	Paid to State Street	Paid to Administrator	Paid to State Street*	Paid to Investment Adviser
January 29, 1999 (commencement of operations) to May 31, 1999	N/A	$5,944	N/A	$ 30,840
Fiscal year ended May 31, 2000	N/A	$ 0	N/A	$ 72,988
Fiscal year ended May 31, 2001	$0	$1,626	$94,332**	$148,536

*	For providing services to the applicable Fund and applicable Portfolio.
**	Represents payments pursuant to the agreement between the applicable Fund or Portfolio and State Street commencing January 1, 2001.

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Transfer Agent, Dividend Disbursing Agent and Shareholder Servicing Agent. Financial Data Services, Inc. (“FDS”), 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, an affiliate of FAM, serves as the transfer agent, dividend disbursing agent and shareholder servicing agent with respect to each Fund (in such capacity, the “Transfer Agent”), at the same fee schedule, pursuant to a separate Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the “Transfer Agency Agreement”) with each Fund. Pursuant to each Transfer Agency Agreement, the Transfer Agent receives a fee ranging from $16.00 to $23.00 per account (depending on the level of services required). Each Fund also reimburses the Transfer Agent’s reasonable out-of-pocket expenses and pays a fee of 0.10% of account assets for certain accounts that participate in certain fee-based programs. The mailing address for FDS is P.O. Box 45289, Jacksonville, Florida 32232-5289. FDS will serve as the transfer agent, dividend disbursing agent and shareholder servicing agent for the Combined Fund.

The tables below show the amounts paid by Acquiring Feeder and Target Feeder to the Transfer Agent for the periods indicated:

Acquiring Feeder
Period	Transfer Agent Fee*
December 22, 1999 (commencement of operations) to October 31, 2000	$ 1,260
Fiscal Year ended October 31, 2001	$349,771

Target Feeder
Period	Transfer Agent Fee*
January 29, 1999 (commencement of operations) to May 31, 1999	$248,755
Fiscal year ended May 31, 2000	$982,181
Fiscal year ended May 31, 2001	$796,528
*	During the periods shown, each Fund paid fees to the Transfer Agent at lower rates than are currently in effect. If the current rates were in effect for the periods shown the fees paid by the Funds to the Transfer Agent may have been higher.

Capital Stock. Acquiring Corporation is authorized to issue 3,000,000,000 shares of common stock, par value $0.10 per share, of which Acquiring Feeder is authorized to issue 500,000,000 shares divided into four classes, designated Class A, Class B, Class C and Class D. Class A, Class C and Class D shares of Acquiring Feeder common stock each consists of 100,000,000 authorized shares and Class B shares of Acquiring Feeder common stock consists of 200,000,000 authorized shares. Target Corporation is authorized to issue 11,000,000,000 shares of common stock, par value $0.0001 per share, of which Target Feeder is authorized to issue 600,000,000 shares divided into four classes, designated Class I, Class A, Class B and Class C. Class I, Class A and Class C shares of Target Feeder common stock each consists of 100,000,000 authorized shares and Class B shares of Target Feeder common stock consists of 300,000,000 authorized shares.

Shareholder Inquiries. Shareholder inquiries with respect to Target Feeder and Acquiring Feeder may be addressed to either Fund by telephone at (609) 282-2800 or at the address set forth on the cover page of this Proxy Statement and Prospectus.

THE REORGANIZATION

General

The Agreement and Plan (attached hereto as Exhibit I), contains the procedures to effectuate the Reorganization. The Reorganization consists of three transactions as follows: First, Target Master will transfer all of its assets and liabilities to Target Feeder in return for all of the beneficial interests in Target Master owned by Target Feeder. Next, Target Feeder will transfer substantially all of its assets and substantially all of its liabilities to Acquiring Master in return solely for an equal aggregate value of beneficial interests in Acquiring Master. Finally, Target Feeder will transfer substantially all of its assets and substantially all of its liabilities (consisting solely of beneficial interests in Acquiring Master) to Acquiring Feeder solely for an equal aggregate value of newly issued shares of Acquiring Feeder to be distributed to the shareholders of Target Feeder. Target Feeder and Target Master will thereafter be terminated as series of Target Corporation and Target Trust, respectively. In connection with the Reorganization, holders of shares in Target Feeder immediately prior to the Reorganization will receive Corresponding Shares of Acquiring Feeder as follows:

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If you hold Target Feeder Class	You will receive Acquiring Feeder Class
I	A
B	B
C	C
A	D

Former shareholders of Target Feeder will pay the same distribution fees, account maintenance fees and sales charges (including CDSCs applicable to a particular class) with respect to the Acquiring Feeder shares received in the Reorganization, as with respect to the shares of Target Feeder held by them immediately prior to the Reorganization.

As soon as practicable after the date the Reorganization takes place (the “Closing Date”), Target Feeder will liquidate and distribute the shares of Acquiring Feeder received by it pro rata to its shareholders in exchange for such shareholders’ proportional interests in Target Feeder. The Corresponding Shares of Acquiring Feeder received by the shareholders will be of the corresponding class and have the same aggregate net asset value as each such shareholder’s interest in Target Feeder held on the Closing Date. (See “Your Account—How Shares are Priced” in the Acquiring Feeder Prospectus for information concerning the calculation of net asset value.)

Since the Corresponding Shares of Acquiring Feeder will be issued at net asset value and the shares of Target Feeder will be valued at net asset value for purposes of the Reorganization, the holders of shares of neither Fund will be diluted as a result of the Reorganization. However, as a result of the Reorganization, a shareholder of Target Feeder or Acquiring Feeder would hold a lower percentage of ownership in the Combined Fund than he or she held in Target Feeder or Acquiring Feeder, respectively, immediately prior to the Reorganization.

Procedure

On February 1, 2002, the Board of Directors/Trustees of Target Corporation and Target Trust, including all of the Board members who are not “interested persons” of Target Corporation and Target Trust, respectively, as defined in the Investment Company Act, approved the Agreement and Plan and the submission of such Agreement and Plan to Target Feeder shareholders for approval. The Board of Directors/Trustees of Acquiring Corporation and Acquiring Trust, including all of the Board members who are not “interested persons” of Acquiring Corporation and Acquiring Trust, respectively, as defined in the Investment Company Act, approved the Agreement and Plan on January 11, 2002.

If the shareholders of Target Feeder approve the Reorganization at the Meeting, all required regulatory approvals are obtained as may be necessary and certain conditions are either met or waived, it is presently anticipated that the Reorganization will take place during the third calendar quarter of 2002.

The Board of Directors of Target Corporation recommends that Target Feeder shareholders approve the Agreement and Plan.

Terms of the Agreement and Plan

The following is a summary of the significant terms of the Agreement and Plan. This summary is qualified in its entirety by reference to the Agreement and Plan, attached hereto as Exhibit I.

Valuation of Assets. The assets of each Fund and Portfolio will be valued in each transaction comprising the Reorganization on the business day prior to the Closing Date according to the procedures described in the most recent prospectus of Acquiring Feeder or Acquiring Master, as applicable, in effect as of the Valuation Time (as defined in the Agreement and Plan). These procedures are generally identical to those used by Target Feeder and Target Master to value its assets. Purchase orders for shares of Target Feeder which have not been confirmed as of the Valuation Time will be treated as assets of Target Feeder for purposes of the Reorganization; redemption requests with respect to Target Feeder shares which have not settled as of the Valuation Time will be treated as liabilities of Target Feeder for purposes of the Reorganization.

Distribution of Shares of Acquiring Feeder. As soon as practicable after the Closing Date, Target Feeder will liquidate and distribute the Corresponding Shares of Acquiring Feeder received by it pro rata to its shareholders in exchange for such shareholders’ proportional interests in Target Feeder. The Corresponding Shares of Acquiring Feeder received by the shareholders will be of the corresponding class and have the same aggregate net asset value as each such shareholders’ interest in Target Feeder held on the Closing Date. Generally,

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the liquidation and distribution will be accomplished by opening new accounts on the books of Acquiring Feeder in the names of the shareholders of Target Feeder and transferring to those shareholders’ accounts the shares of Acquiring Feeder representing such shareholders’ interests in the Target Feeder.

No sales charge or fee of any kind will be charged to shareholders of Target Feeder in connection with their receipt of Corresponding Shares of Acquiring Feeder in the Reorganization.

Expenses. FAM has agreed to bear all expenses of the Reorganization attributable to the Target Feeder. These expenses are expected to include the expenses incurred in preparing, printing and mailing the proxy materials to be utilized in connection with the Meeting and the expenses related to the solicitation of proxies to be voted at the Meeting. The expenses of the Reorganization that are directly attributable to Acquiring Feeder will be deducted from the assets of Acquiring Feeder as of the Valuation Time. These expenses are expected to include the expenses incurred in printing sufficient copies of Acquiring Feeder’s Prospectus and Annual Report that will accompany the mailing of the Prospectus and Proxy Statement and of its Statement of Additional Information to accompany the Statement of Additional Information relating to this Proxy Statement and Prospectus. Certain other expenses of the Reorganization, including expenses in connection with obtaining the opinion of counsel with respect to certain tax matters, the preparation of the Agreement and Plan, legal, transfer agent and audit fees will be borne equally by Acquiring Feeder and FAM, which has agreed to bear the expenses of the Reorganization attributable to Target Feeder. The expenses of the Reorganization attributable to Target Feeder (that will be borne by FAM) and Acquiring Feeder are currently estimated to be approximately $301,700 and $100,500, respectively.

Required Approvals. As previously stated, consummation of the Reorganization is conditioned upon the approval of the Reorganization by the Board of Directors/Trustees of each Fund and Portfolio, as well as the receipt of certain regulatory approvals, as may be necessary. In addition, approval of the Agreement and Plan requires the affirmative vote of Target Feeder shareholders representing a majority of the outstanding shares entitled to vote thereon. All classes of shares of Target Feeder will vote together as a single class in approving the Agreement and Plan.

Termination of Target Feeder and Target Master. Following the completion of the Reorganization, Target Trust will take action to terminate Target Master as a series of Target Trust under Delaware law and Target Corporation will take action to terminate Target Feeder as a series of Target Corporation under Maryland law.

Amendments and Conditions. The Agreement and Plan may be amended at any time prior to the Closing Date with respect to any of the terms therein only by agreement of all the parties to the Agreement and Plan. The obligations of each Fund or Portfolio pursuant to the Agreement and Plan are subject to various conditions, including a registration statement on Form N-14 becoming effective, approval of the Reorganization by Target Feeder shareholders, an opinion of counsel being received with respect to certain tax matters and the continuing accuracy of various representations and warranties being confirmed by the respective parties.

Termination, Postponement and Waivers. The Agreement and Plan may be terminated, and the Reorganization abandoned at any time, whether before or after approval thereof by the Target Feeder shareholders, prior to the Closing Date, or the Closing Date may be postponed by notice in writing prior to the Closing Date: (i) by consent of the Boards of Directors/Trustees of the Funds and Portfolios; or (ii) by a Fund or Portfolio if any conditions of its obligations have not been fulfilled or waived by it.

Potential Benefits to Shareholders as a Result of the Reorganization

The Board of Directors of Target Corporation believes that shareholders of Target Feeder are likely to benefit from the Reorganization. Following the Reorganization, Target Feeder shareholders will remain invested in an open-end fund that has the same investment objective and substantially similar investment policies. In addition, Target Feeder shareholders are likely to experience certain additional benefits, including potential future economies of scale and the potential for greater flexibility in portfolio management due to increased size. In addition, Acquiring Master’s investment adviser has agreed to reduce its fee as Acquiring Master’s assets grow and has imposed a breakpoint in the advisory fee so that Acquiring Master will pay an advisory fee of 0.50% for the first $1 billion of the Portfolio’s average daily net assets and 0.45% of the Portfolio’s average daily net assets exceeding $1 billion. It is anticipated that as a result, after the Reorganization, Target Feeder shareholders may potentially experience a lower operating expense ratio of the Combined Fund’s assets grow.

After the Reorganization, certain fixed costs, such as costs of printing shareholder reports and proxy statements, legal expenses, audit fees, registration fees, mailing costs and other expenses would be spread across a larger asset base.

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The following table sets forth the net assets of each Fund as of each fiscal year end since its commencement of operations, as of October 31, 2001 for Target Feeder and as of January 31, 2002 for both Funds.

Acquiring Feeder
Date	Net Assets
As of October 31, 2000	$185,576,696
As of October 31, 2001	$407,545,825
As of January 31, 2002	$519,645,597	(unaudited)

Target Feeder
Date	Net Assets
As of May 31, 1999	$922,775,207
As of May 31, 2000	$997,017,186
As of May 31, 2001	$625,635,133
As of October 31, 2001	$443,572,149	(unaudited)
As of January 31, 2002	$426,825,182	(unaudited)

This table illustrates that the net assets of Acquiring Feeder have more than doubled for the period December 22, 1999 through January 31, 2002, while the net assets of Target Feeder steadily decreased over the period from May 31, 2000 through January 31, 2002. If these trends were to continue, FAM anticipates that Acquiring Feeder would experience increased economies of scale which, as a result, would reduce Acquiring Feeder’s overall operating expense ratio, while Target Feeder would experience a higher operating expense ratio due to the continuing reduction in its net assets. No assurance can be given that the foregoing would in fact occur. FAM believes that the future economies of scale that may be realized by the Combined Fund as a result of the Reorganization would be beneficial to Target Feeder shareholders.

Based on the foregoing, the Board of Directors/Trustees of Target Corporation and Target Trust concluded that the Reorganization presents no significant risks or costs (including legal, accounting and administrative costs) that would outweigh the benefits discussed above. In approving the Reorganization, the Board of Directors of Target Corporation considered various alternatives including liquidating Target Feeder or continuing to operate Target Feeder with its current investment objective and strategies and concluded that the Reorganization presented the best option. The Board of Directors/Trustees of Acquiring Corporation, Target Corporation, Acquiring Trust and Target Trust determined that the interests of the existing shareholders of each Fund and Portfolio with respect to net asset value would not be diluted as a result of the Reorganization and that the Reorganization was in the best interests of each Fund and Portfolio.

Tax Consequences of the Reorganization

General

The Reorganization has been structured with the intention that it will qualify for Federal income tax purposes as a tax-free reorganization. Prior to the Reorganization, the Fund will obtain an opinion of counsel that, no Fund or Portfolio will recognize gain or loss, and Target Feeder shareholders will not recognize gain or loss upon the receipt of Acquiring Feeder shares in the Reorganization.

Acquiring Corporation, on behalf of Acquiring Feeder, and Target Corporation, on behalf of Target Feeder, each has elected and qualified since inception for the special tax treatment afforded “regulated investment companies” under the Internal Revenue Code of 1986, as amended (the “Code”), and Acquiring Corporation intends for Acquiring Feeder to continue to so qualify after the Reorganization. The Funds and Portfolios shall have received an opinion of Sidley Austin Brown & Wood LLP, counsel to Acquiring Corporation and Acquiring Trust and special tax counsel to Target Corporation and Target Trust, to the effect that for Federal income tax purposes: (i) pursuant to Treasury Regulation section 301.7701-3(b)(1), the existence of Target Master as an entity independent of Target Feeder is disregarded for Federal income tax purposes and, therefore, the transfer of Target Master’s assets and liabilities to Target Feeder in return for all of Target Feeder’s beneficial interests in Target Master will have no Federal income tax consequences; (ii) under Section 721 of the Code, neither Acquiring Master, Target Feeder nor Acquiring Feeder will recognize gain or loss on the transfer of the Target Master assets to Acquiring Master; (iii) under Section 722 of the Code, Target Feeder’s tax basis in the Acquiring Master beneficial interests received in exchange for Target Master assets will equal its basis in the assets transferred; (iv) under Section 723 of the Code, the tax basis of the Target Master assets in the hands of Acquiring Master will be the same as their tax basis in the hands of Target Feeder; (v) in accordance with Section 1223 of the Code, Target Feeder’s holding period in the Acquiring Master beneficial interests received in exchange for

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Target Master assets will include its holding period for the assets transferred; (vi) in accordance with Section 1223 of the Code, Acquiring Master’s holding period for the Target Master assets received from Target Feeder will include Target Feeder’s holding period for such assets; (vii) the transfer of substantially all of the assets of Target Feeder to Acquiring Master in exchange for Acquiring Master interests and the assumption of substantially all of Target Feeder’s liabilities, the subsequent transfer of substantially all of the assets and liabilities of Target Feeder (consisting of Acquiring Master interests) to Acquiring Feeder in exchange for shares of common stock of Acquiring Feeder, and the distribution of shares of common stock of Acquiring Feeder to the shareholders of Target Feeder in exchange for such shareholders’ shares in Target Feeder as provided in the Agreement and Plan will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and each of Target Feeder and Acquiring Feeder will be deemed to be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (viii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to Target Feeder as a result of the transfer of its assets (consisting of Acquiring Master beneficial Interests) solely in exchange for shares of common stock of Acquiring Feeder, or on the distribution of the shares of common stock of Acquiring Feeder to shareholders of Target Feeder under Section 361(c)(1) of the Code; (ix) under Section 1032 of the Code, no gain or loss will be recognized to Acquiring Feeder on the receipt of Acquiring Master interests from Target Feeder in exchange for shares of Acquiring Feeder; (x) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the shareholders of Target Feeder on the receipt of shares of Acquiring Feeder in exchange for their shares in Target Feeder; (xi) in accordance with Section 362(b) of the Code, the tax basis of assets of Target Feeder (consisting of Acquiring Master interests) in the hands of Acquiring Feeder will be the same as the tax basis of such assets in the hands of Target Feeder immediately prior to the consummation of the Reorganization; (xii) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the shares of Acquiring Feeder received by the shareholders of Target Feeder in the Reorganization (including fractional shares to which they may be entitled) will be equal to the tax basis of the shares of Target Feeder surrendered in exchange; (xiii) in accordance with Section 1223 of the Code, a shareholder’s holding period for the shares of Acquiring Feeder (including fractional shares to which they may be entitled) will be determined by including the period for which such shareholder held the shares of Target Feeder exchanged therefor, provided that Target Feeder shares were held as a capital asset; (xiv) in accordance with Section 1223 of the Code, Acquiring Feeder’s holding period with respect to the assets of Target Feeder transferred (consisting of Acquiring Master interests) will include Target Feeder’s holding period for such assets; and (xv) the taxable year of Target Feeder will end on the effective date of the Reorganization. It should be noted, however, that the foregoing opinion is not binding on the Internal Revenue Service (the “IRS”) or the courts. In addition, no ruling on the characterization of the Reorganization has been or will be sought from the IRS. In the event that the IRS were to successfully assert that the Reorganization is a taxable transaction, the Federal income tax consequences to the shareholders of Target Feeder would differ from those described herein.

Under Section 381(a) of the Code, Acquiring Feeder will succeed to and take into account certain tax attributes of Target Feeder, including but not limited to, earnings and profits, any net operating loss carryovers, any capital loss carryovers and method of accounting. The Code, however, contains special limitations with regard to the use of net operating losses, capital losses and other similar items in the context of certain reorganizations, including a tax-free reorganization pursuant to Section 368(a)(1)(C) of the Code, which would reduce the benefit of these attributes to Acquiring Feeder. As of October 31, 2001, each of Target Feeder and Acquiring Feeder had significant net realized capital losses and significant net unrealized capital losses. After the Reorganization, the relative amount of available tax loss carry forwards per share of the Combined Fund will be less than the current amount per share of the Target Feeder. Subject to certain limitations, the Combined Fund may be able to use such capital losses to offset realized capital gains.

It is intended that Target Feeder shareholders will not be subject to Federal income tax on the receipt of Acquiring Feeder shares pursuant to the Reorganization. Under normal circumstances, a redemption or exchange of shares will generally result in a gain or loss depending on the shareholder’s basis in the shares redeemed or exchanged. Target Feeder shareholders should consult their tax advisers as to any differing consequences of redeeming or exchanging their Fund shares for shares of another Mercury Fund prior to the Reorganization or exchanging their shares in the Reorganization.

Shareholders should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances. As the foregoing relates only to Federal income tax consequences, shareholders also should consult their tax advisers as to the foreign, state and local tax consequences of the Reorganization.

Status as a Regulated Investment Company. Both Target Feeder and Acquiring Feeder have elected and qualified since inception to be taxed as regulated investment companies under Sections 851-855 of the Code, and after the Reorganization, Acquiring Feeder intends to continue to so qualify.

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Appraisal Rights

Shareholders of Target Feeder are not entitled to appraisal rights in connection with the acquisition.

Capitalization

The following table sets forth as of October 31, 2001, (i) the capitalization of Target Feeder, (ii) the capitalization of Acquiring Feeder, and (iii) the pro forma capitalization of the Combined Fund as adjusted to give effect to the Reorganization.

Capitalization of Acquiring Feeder and Target Feeder and Pro Forma Capitalization of the Combined Fund as of October 31, 2001

Acquiring Feeder
	Class A	Class B	Class C	Class D
Total Net Assets	$76,673,814	$159,287,324	$ 86,693,442	$ 84,891,245
Shares Outstanding	8,421,813	17,828,726	9,703,279	9,365,300
Net Asset Value Per Share	$ 9.10	$ 8.93	$ 8.93	$ 9.06

Target Feeder (unaudited)
	Class I	Class B	Class C	Class A
Total Net Assets	$13,142,833	$274,217,099	$117,332,031	$ 38,880,186
Shares Outstanding	1,740,018	36,974,467	15,820,571	5,168,661
Net Asset Value Per Share	$ 7.55	$ 7.42	$ 7.42	$ 7.52

Combined Fund* (unaudited)
	Class A	Class B	Class C	Class D
Total Net Assets	$89,797,739	$433,465,143	$204,004,095	$123,750,497
Shares Outstanding	9,865,775	48,528,957	22,839,094	13,655,690
Net Asset Value Per Share	$ 9.10	$ 8.93	$ 8.93	$ 9.06

*	Total Net Assets and Net Asset Value Per Share include the aggregate value of Target Feeder’s net assets that would have been transferred to Acquiring Feeder had the Reorganization taken place on October 31, 2001. Assumes the charge for estimated Reorganization expenses of $100,500 attributable to Acquiring Feeder. The estimated Reorganization expenses of $301,700 attributable to Target Feeder will be paid by FAM. No assurance can be given as to how many shares of Acquiring Feeder will be distributed to Target Feeder shareholders on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of Acquiring Feeder that actually will be received on or after such date.

INFORMATION CONCERNING THE MEETING

Date, Time and Place of Meeting

The Meeting will be held on Tuesday, May 14, 2002, at the offices of FAM, 800 Scudders Mill Road, Plainsboro, New Jersey at 9:00 a.m., Eastern time.

Solicitation, Revocation and Use of Proxies

A shareholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of Target Corporation. Although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person.

All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated on a properly executed proxy, such proxies will be voted “FOR” the approval of the Agreement and Plan.

It is not anticipated that any matters other than the adoption of the Agreement and Plan will be brought before the Meeting. If, however, any other business properly is brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

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Record Date and Outstanding Shares

Only holders of record of shares of Target Feeder at the close of business on March 15, 2002 (the “Record Date”) are entitled to vote at the Meeting or any adjournment thereof. At the close of business on the Record Date, there were 52,436,899 shares of Target Feeder issued and outstanding and entitled to vote.

Security Ownership of Certain Beneficial and Record Owners and Management of Target Feeder and Acquiring Feeder

To the knowledge of Target Feeder, except as set forth in Exhibit II to this Proxy Statement and Prospectus, no person or entity owned of record or beneficially 5% or more of any class of Target Feeder’s outstanding shares as of the Record Date.

At the Record Date, the Board Members and officers of Target Corporation as a group (eight persons) owned an aggregate of less than 1% of the outstanding shares of Target Feeder and owned less than 1% of the outstanding shares of common stock of ML & Co.

To the knowledge of Acquiring Feeder, except as set forth in Exhibit II to this Proxy Statement and Prospectus, no person or entity owned of record or beneficially 5% or more of any class of Acquiring Feeder’s outstanding shares as of the Record Date.

At the Record Date, the Board members and officers of Acquiring Corporation as a group (nine persons) owned an aggregate of less than 1% of the outstanding shares of Acquiring Feeder and owned less then 1% of the outstanding shares of common stock of ML & Co.

Voting Rights and Required Vote

For purposes of this Proxy Statement and Prospectus, each share of each class of Target Feeder is entitled to one vote. Approval of the Agreement and Plan requires the affirmative vote of Target Feeder shareholders representing a majority of the outstanding shares entitled to vote thereon, with all shares voting as a single class.

Shareholders of Target Feeder are not entitled to demand the fair value of their shares upon a transfer of assets and will be bound by the terms of the Reorganization if approved at the Meeting. However, any shareholder of Target Feeder may redeem his or her Target Feeder shares prior to the Reorganization.

A quorum for purposes of the Meeting consists of one-third of the outstanding shares of Target Feeder, present in person or by proxy, at the Meeting. If, by the time scheduled for the Meeting, a quorum of Target Feeder’s shareholders is not present or if a quorum is present but sufficient votes to act upon the proposal are not received from the shareholders of Target Feeder, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of Target Feeder present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the interests of the shareholders of Target Feeder.

ADDITIONAL INFORMATION

The expenses of preparation, printing and mailing of the enclosed form of proxy, the accompanying Notice and this Proxy Statement and Prospectus and the expenses related to solicitation of proxies to be voted at the Meeting will be borne by FAM. FAM will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of shares of Target Feeder and will reimburse certain persons that Target Feeder may employ for their reasonable expenses in assisting in the solicitation of proxies from such beneficial owners of shares of Target Feeder. See “The Reorganization—Terms of the Agreement and Plan—Expenses.”

In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of Target Corporation. Target Feeder has retained Georgeson Shareholder, 17 State Street, New York, New York 10004, 1-866-644-6818, to aid in the solicitation of proxies, at a cost to be borne by FAM of approximately $10,000 plus out-of-pocket expenses, which are estimated to be $51,800.

Broker-dealer firms, including Merrill Lynch, holding shares of Target Feeder in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Meeting. Broker-dealer firms, including Merrill Lynch, will not be permitted to vote without instructions with respect to the approval of the Agreement and Plan. Properly executed proxies that are

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returned but that are marked “abstain” or with respect to which a broker-dealer has received no instructions and therefore has declined to vote on the proposal (“broker non-votes”) will be counted as present for the purposes of determining a quorum. However, abstentions and broker non-votes will have the same effect as a vote against approval of the Agreement and Plan.

This Proxy Statement and Prospectus does not contain all of the information set forth in the registration statements and the exhibits relating thereto, which Target Corporation, Target Trust, Acquiring Corporation and Acquiring Trust, respectively, have filed with the Commission under the Securities Act and the Investment Company Act, to which reference is hereby made.

Target Corporation, Target Trust, Acquiring Corporation and Acquiring Trust, each on behalf of the respective Fund or Portfolio, file reports and other information with the Commission. Reports, proxy statements, registration statements and other information filed by Target Corporation, Target Trust, Acquiring Corporation and Acquiring Trust can be inspected and copied at the public reference facilities of the Commission at 450 Fifth Street, N.W. in Washington, D.C. 20549. Copies of such materials also can be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site (http://www.sec.gov) that contains the Acquiring Funds’ Prospectuses and Statements of Additional Information, the Target Funds’ Prospectuses and Statements of Additional Information, other material incorporated herein by reference and other information regarding the Funds and Portfolios.

LEGAL PROCEEDINGS

There are no material legal proceedings to which either Fund or Portfolio, Acquiring Corporation, Acquiring Trust, Target Corporation or Target Trust is a party.

LEGAL OPINIONS

Certain tax matters in connection with the Reorganization will be passed upon by Sidley Austin Brown & Wood LLP, 875 Third Avenue, New York, New York 10022.

EXPERTS

The financial highlights of Target Feeder and Acquiring Feeder included in this Proxy Statement and Prospectus, except for the Financial Highlights for the six-month period ended November 30, 2001 for Target Feeder, have been so included in reliance on the reports of Deloitte & Touche LLP, independent auditors, given on their authority as experts in auditing and accounting. The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281-1008. Deloitte & Touche LLP will serve as the independent auditors for the Combined Fund after the Reorganization.

SHAREHOLDER PROPOSALS

Target Feeder does not intend to hold annual shareholder meetings. A shareholder proposal intended to be presented at any subsequent meetings of shareholders of Target Feeder must be received by Target Feeder in a reasonable time before the solicitation relating to such meeting is to be made by the Board of Directors of Target Corporation in order to be considered in Target Feeder’s proxy statement and form of proxy relating to the meeting. The persons named as proxies in future proxy materials of Target Feeder may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of such proposal has not been received by Target Feeder a reasonable time before Target Feeder begins to print and mail the proxy solicitation materials to be used in connection with such meeting. Written proposals with regard to Target Feeder should be sent to the Secretary of Target Corporation, 800 Scudders Mill Road, Plainsboro, New Jersey 08536. If the Reorganization is approved, this meeting will be the last meeting for Target Feeder’s shareholders.

By Order of the Board of Directors,

PHILLIP S. GILLESPIE Secretary, Mercury U.S. Large Cap Fund of Mercury Funds, Inc.

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Exhibit I

AGREEMENT AND PLAN OF REORGANIZATION
BY AND AMONG
MERRILL LYNCH LARGE CAP SERIES FUNDS, INC.,
ON BEHALF OF MERRILL LYNCH LARGE CAP CORE FUND
MASTER LARGE CAP SERIES TRUST, ON BEHALF OF MASTER LARGE CAP CORE
PORTFOLIO
MERCURY FUNDS, INC., ON BEHALF OF MERCURY U.S. LARGE CAP FUND
AND
MERCURY MASTER TRUST, ON BEHALF OF MERCURY MASTER U.S. LARGE CAP
PORTFOLIO

DATED AS OF MARCH 21, 2002

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of the 21st day of March 2002, by and among Merrill Lynch Large Cap Series Funds, Inc. (“Acquiring Corporation”), a Maryland corporation, on behalf of its series, Merrill Lynch Large Cap Core Fund (“Acquiring Feeder”), Master Large Cap Series Trust (“Acquiring Trust”), a Delaware business trust, on behalf of its series, Master Large Cap Core Portfolio (“Acquiring Master”), Mercury Funds, Inc. (“Target Corporation”), a Maryland corporation, on behalf of its series, Mercury U.S. Large Cap Fund (“Target Feeder”) and Mercury Master Trust (“Target Trust”), a Delaware business trust, on behalf of its series, Mercury Master U.S. Large Cap Portfolio (“Target Master”). Each of the Acquiring Corporation, Acquiring Trust, Target Corporation and Target Trust is referred to herein as a “Fund” and collectively as the “Funds.”

PLAN OF REORGANIZATION

The reorganization will consist of (i) first, the acquisition by Target Feeder of all of the assets and the assumption by Target Feeder of all of the liabilities of Target Master in return for all of the beneficial interests in Target Master owned by Target Feeder, (ii) second, the acquisition by Acquiring Master of the Target Feeder Investments (defined in Section 1) and the assumption by Acquiring Master of substantially all of the liabilities of Target Feeder in exchange solely for an equal aggregate value of beneficial interests in Acquiring Master (“Acquiring Master Interests”), (iii) third, the acquisition by Acquiring Feeder of substantially all of the assets and liabilities of Target Feeder (consisting of Acquiring Master Interests) in exchange solely for an equal aggregate value of newly issued shares of common stock, with a par value of $.10 per share, of Acquiring Feeder, (iv) the subsequent distribution of shares of Acquiring Feeder to the stockholders of Target Feeder in return for their shares of common stock, par value $.0001 per share, of Target Feeder, including shares of common stock of Target Feeder held for dividend reinvestment in the book deposit accounts of the holders of common stock of Target Feeder, in liquidation of Target Feeder, and (v) the termination of Target Feeder and Target Master as series of Target Corporation and Target Trust, respectively, all upon and subject to the terms hereinafter set forth (the “Reorganization”).

In the course of the Reorganization, shares of Acquiring Feeder will be issued to Target Feeder and then distributed to Target Feeder stockholders as follows: each holder of Class I shares in Target Feeder immediately prior to the Reorganization will be entitled to receive Class A shares of Acquiring Feeder, each holder of Class B shares in Target Feeder immediately prior to the Reorganization will be entitled to receive Class B shares of Acquiring Feeder, each holder of Class C shares in Target Feeder immediately prior to the Reorganization will be entitled to receive Class C shares of Acquiring Feeder, and each holder of Class A shares in Target Feeder immediately prior to the Reorganization will be entitled to receive Class D shares of Acquiring Feeder (the “Corresponding Shares”). The same distribution fees, account maintenance fees and sales charges (including contingent deferred sales charges), applicable to a particular class, shall apply to the Corresponding Shares of Acquiring Feeder as applied to shares of Target Feeder immediately prior to the Reorganization. The aggregate net asset value of the Corresponding Shares of Acquiring Feeder to be received by each stockholder of Target Feeder will equal the aggregate net asset value of the Target Feeder’s shares owned by such stockholder as of the business day prior to the date on which the Reorganization will take place (defined in Section 9 as the “Closing Date”). It is intended that the Reorganization described herein shall be a tax-free reorganization.

AGREEMENT

In order to consummate the Reorganization and in consideration of the promises and the covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, each Fund hereby agrees as follows:

1. Representations and Warranties of Target Corporation, on behalf of Target Feeder.

Target Corporation, on behalf of Target Feeder, represents and warrants to Target Trust, Acquiring Corporation and Acquiring Trust, and agrees that:

(a) Target Corporation is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power and authority to own all of its assets and to carry out this Agreement. Target Corporation has all necessary Federal, state and local authorizations to carry on its

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business as it is now being conducted and to carry out this Agreement. Target Feeder has been duly established in accordance with the terms of Target Corporation’s Articles of Incorporation as a separate series of Target Corporation.

(b) Target Corporation is duly registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company (File No. 811-08797), and such registration has not been revoked or rescinded and is in full force and effect. Target Feeder has elected and qualified for the special tax treatment afforded regulated investment companies (“RICs”) under Sections 851-855 of the Internal Revenue Code of 1986, as amended (the “Code”) at all times since its inception and intends to continue to so qualify through its taxable year ending upon its liquidation.

(c) Target Corporation, on behalf of Target Feeder, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly and validly authorized by all necessary action of its Board of Directors and this Agreement constitutes a legal, valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto and the remedy of specific performance and injunctive and other forms of equitable relief.

(d) Acquiring Trust and Acquiring Corporation have been furnished with an audited statement of assets and liabilities and a schedule of investments of Target Feeder, each as of May 31, 2001, said financial statements having been audited by Deloitte & Touche LLP, independent public accountants. Acquiring Trust and Acquiring Corporation have also been furnished with an unaudited statement of assets and liabilities and an unaudited schedule of investments of Target Feeder, each as of November 30, 2001. An unaudited statement of assets and liabilities of Target Feeder and an unaudited schedule of investments of Target Feeder, each as of the Valuation Time (defined in Section 5), will be furnished to Acquiring Master and Acquiring Feeder at or prior to the Closing Date for the purpose of determining the number of shares of Acquiring Feeder to be issued pursuant to Section 6 of this Agreement; and each will fairly present in all material respects the financial position of Target Feeder as of the dates and for the periods referred to therein and in conformity with generally accepted accounting principles applied on a consistent basis.

(e) Acquiring Trust and Acquiring Corporation have been furnished with Target Feeder’s Annual Report to Stockholders for the year ended May 31, 2001, and Target Feeder’s Semi-Annual Report to Stockholders for the six months ended November 30, 2001, and the financial statements appearing therein fairly present in all material respects the financial position of Target Feeder as of the dates and for the periods referred to therein and in conformity with generally accepted accounting principles applied on a consistent basis.

(f) Acquiring Trust and Acquiring Corporation have been furnished with the prospectus and statement of additional information of Target Feeder, each dated September 14, 2001, and said prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(g) There are no material claims, actions, suits or legal, administrative or other proceedings pending or, to the knowledge of Target Corporation, threatened against Target Corporation or Target Feeder that materially adversely affect their financial condition or their ability to consummate the Reorganization. Neither Target Corporation nor Target Feeder is charged with or, to Target Corporation’s knowledge, threatened with being charged with, any violation, or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(h) There are no material contracts outstanding to which Target Corporation or Target Feeder is a party that have not been disclosed in the registration statement filed on Form N-14 relating to the shares of common stock of Acquiring Feeder to be issued pursuant to this Agreement, which includes the proxy statement of Target Feeder and the prospectus of Acquiring Feeder with respect to the transactions contemplated herein, and any supplement or amendment thereto or to the documents therein (the “N-14 Registration Statement”), or in the prospectus and statement of additional information of Target Feeder or which will not otherwise be disclosed to Acquiring Trust and Acquiring Corporation prior to the Valuation Time.

(i) Target Corporation, on behalf of Target Feeder, is not a party to nor obligated under any provision of its Articles of Incorporation or by-laws, each as amended and in effect as of the date hereof, or any contract or other

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commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, subject to obtaining any necessary consents or providing any requisite notice.

(j) Target Feeder has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to herein, those incurred in the ordinary course of its business as an investment company since the date of Target Feeder’s most recent annual or semi-annual report to stockholders, and those incurred in connection with the Reorganization. As of the Valuation Time, Target Corporation will advise Acquiring Trust and Acquiring Corporation in writing of all known liabilities of Target Feeder, incurred directly or indirectly through Target Master, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(k) Target Corporation, on behalf of Target Feeder, has filed (or caused to be filed), or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid (or caused to be paid) or has obtained extensions to pay, all taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of Target Feeder have been adequately provided for on its books, and no tax deficiency or liability of Target Feeder has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(l) At both the Valuation Time and the Closing Date, Target Corporation will have the full right, power and authority to sell, assign, transfer and deliver the Target Feeder Investments, subject to delivery thereof by Target Master to Target Feeder and the Acquiring Master Interests issued in exchange therefor. As used in this Agreement, the term “Target Feeder Investments” shall mean (i) the investments of Target Feeder held, either directly or indirectly through Target Master, shown on the schedule of its investments as of the Valuation Time (defined in Section 5 herein) furnished to Acquiring Corporation and Acquiring Trust, and (ii) all other assets owned directly or indirectly through Target Master by Target Feeder or liabilities incurred directly or indirectly through Target Master by Target Feeder as of the Valuation Time, but shall not include the Acquiring Master Interests held by the Target Feeder and transferred to the Acquiring Feeder. At the Closing Date, subject only to the delivery of the Target Feeder Investments by Target Master to Target Feeder as contemplated by this Agreement, Target Corporation will have good and marketable title to all of the Target Feeder Investments, and Acquiring Master will acquire all of the Target Feeder Investments free and clear of any encumbrances, liens or security interests (“Liens”) and without any restrictions upon the transfer thereof (except those imposed by the Federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Target Feeder Investments or materially affect title thereto) (“Permitted Liens”). At the Closing Date, subject to the delivery of the Acquiring Master Interests to the Target Feeder as contemplated by this Agreement, Target Corporation will have good and marketable title to the Acquiring Master Interests, and Acquiring Feeder will acquire all of the Acquiring Master Interests held by Target Feeder, free and clear of any Liens and without any restrictions upon transfer thereof except for Permitted Liens.

(m) No filing or registration with, or consent, approval, authorization or order of any court or governmental authority is required for the consummation by Target Corporation of the Reorganization, except for such as may be required under the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act and the rules and regulations thereunder or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

(n) The N-14 Registration Statement on its effective date, at the time of the stockholders’ meeting referred to in Section 8(a) hereof and on the Closing Date, insofar as it relates to Target Feeder (i) complied, or will comply, as the case may be, in all material respects, with the applicable provisions of the Securities Act, the Exchange Act and the Investment Company Act and the rules and regulations promulgated thereunder, and (ii) did not, or will not, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Target Corporation for use in the N-14 Registration Statement as provided in Section 8(d) hereof.

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(o) Target Corporation is authorized to issue 11,000,000,000 shares of common stock, par value $0.0001 per share, of which Target Feeder is authorized to issue 600,000,000 shares divided into four classes, designated Class I, Class A, Class B and Class C common stock. Class I, Class A and Class C shares of Target Feeder common stock each consists of 100,000,000 authorized shares and Class B shares of Target Feeder common stock consists of 300,000,000 authorized shares. All issued and outstanding shares of Target Feeder are, and at the Closing Date will be, duly authorized, validly issued, fully paid and non-assessable and free of preemptive rights, and have full voting rights.

(p) The books and records of Target Corporation and Target Feeder made available to Acquiring Trust and Acquiring Corporation and/or their counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of Target Corporation and Target Feeder.

(q) Target Feeder will not sell or otherwise dispose of any of the shares of Acquiring Feeder to be received in the Reorganization, except in distribution to the stockholders of Target Feeder.

(r) At or prior to the Closing Date, Target Corporation and Target Feeder will have obtained any and all regulatory, Board and stockholder approvals necessary to effect the Reorganization as set forth herein.

2. Representations and Warranties of Acquiring Corporation, on behalf of Acquiring Feeder.

Acquiring Corporation, on behalf of Acquiring Feeder, represents and warrants to Acquiring Trust, Target Trust and Target Corporation, and agrees as follows:

(a) Acquiring Corporation is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has all the power and authority to own all of its assets and to carry out this Agreement. Acquiring Corporation has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement. Acquiring Feeder has been duly established in accordance with the terms of Acquiring Corporation’s Articles of Incorporation as a separate series of Acquiring Corporation.

(b) Acquiring Corporation is duly registered under the Investment Company Act as an open-end management investment company (File No. 811-09637), and such registration has not been revoked or rescinded and is in full force and effect. Acquiring Feeder has elected and qualified for the special tax treatment afforded to RICs under Sections 851-855 of the Code at all times since its inception and intends to continue to so qualify until consummation of the Reorganization and thereafter.

(c) Acquiring Corporation, on behalf of Acquiring Feeder, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly and validly authorized by all necessary action of its Board of Directors and this Agreement constitutes a legal, valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto and the remedy of specific performance and injunctive and other forms of equitable relief.

(d) Target Corporation and Target Trust have been furnished with an audited statement of assets and liabilities and a schedule of investments of Acquiring Feeder, each as of October 31, 2001, said financial statements having been audited by Deloitte & Touche LLP independent public accountants. An unaudited statement of assets and liabilities of Acquiring Feeder and an unaudited schedule of investments of Acquiring Feeder, each as of the Valuation Time, will be furnished to Target Corporation and Target Trust at or prior to the Closing Date for the purpose of determining the number of shares of Acquiring Feeder to be issued pursuant to Section 6 of this Agreement; and each will fairly present in all material respects the financial position of Acquiring Feeder as of the dates and for the periods referred to therein and in conformity with generally accepted accounting principles applied on a consistent basis.

(e) Target Corporation and Target Trust have been furnished with Acquiring Feeder’s Annual Report to Stockholders for the year ended October 31, 2001. The financial statements appearing therein fairly present in all material respects the financial position of Acquiring Feeder as of the dates and for the periods referred to therein in conformity with generally accepted accounting principles applied on a consistent basis.

(f) Target Corporation and Target Trust have been furnished with the prospectus and statement of additional information of Acquiring Feeder, each dated January 14, 2002, and said prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact required to

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be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(g) There are no material claims, actions, suits or legal, administrative or other proceedings pending or, to the knowledge of Acquiring Corporation, threatened against Acquiring Corporation or Acquiring Feeder that materially adversely affect their financial condition or their ability to consummate the Reorganization. Neither Acquiring Corporation nor Acquiring Feeder is charged with or, to Acquiring Corporation’s knowledge, threatened with being charged with, any violation, or investigation of any possible violation, of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(h) There are no material contracts outstanding to which Acquiring Corporation or Acquiring Feeder is a party that have not been disclosed in the N-14 Registration Statement, the prospectus and statement of additional information of Acquiring Feeder or which will not otherwise be disclosed to Target Trust and Target Corporation prior to the Valuation Time.

(i) Acquiring Corporation, on behalf of Acquiring Feeder, is not a party to nor obligated under any provision of its Articles of Incorporation or by-laws, each as amended and in effect as of the date hereof, any contract or other commitment or obligation and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, subject to obtaining any necessary consents or providing any requisite notice.

(j) Acquiring Feeder has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to herein, those incurred in the ordinary course of business as an investment company since the date of Acquiring Feeder’s most recent Annual or Semi-Annual Report to stockholders, and those incurred in connection with the Reorganization. As of the Valuation Time, Acquiring Corporation will advise Target Trust and Target Corporation in writing of all known liabilities of Acquiring Feeder, incurred directly or indirectly through Acquiring Master, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(k) Acquiring Corporation, on behalf of Acquiring Feeder, has filed (or caused to be filed), or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid (or caused to be paid) or has obtained extensions to pay, all taxes shown on said returns to be due and owing, and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of Acquiring Feeder, have been adequately provided for on its books, and no tax deficiency or liability of Acquiring Feeder has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(l) No filing or registration with, or consent, approval, authorization or order of, any court or governmental authority is required for the consummation by Acquiring Corporation of the Reorganization, except for such as may be required under the Securities Act, the Exchange Act, and the Investment Company Act and the rules and regulations thereunder or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

(m) The N-14 Registration Statement, on its effective date, at the time of the stockholders’ meeting referred to in Section 8(a) hereof and on the Closing Date, insofar as it relates to Acquiring Feeder (i) complied, or will comply, as the case may be, in all material respects, with the applicable provisions of the Securities Act, the Exchange Act and the Investment Company Act and the rules and regulations promulgated thereunder, and (ii) did not, or will not, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Acquiring Corporation for use in the N-14 Registration Statement as provided in Section 8(d) hereof.

(n) Acquiring Corporation is authorized to issue 3,000,000,000 shares of common stock, par value $0.10 per share, of which Acquiring Feeder is authorized to issue 500,000,000 shares divided into four classes, designated Class A, Class B, Class C and Class D common stock. Class A, Class C and Class D shares of Acquiring Feeder common stock each consists of 100,000,000 authorized shares and Class B shares of Acquiring Feeder common

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stock consists of 200,000,000 authorized shares. All issued and outstanding shares of Acquiring Feeder are duly authorized, validly issued, fully paid and non-assessable and free of preemptive rights, and have full voting rights.

(o) The Corresponding Shares to be issued by Acquiring Feeder to Target Feeder pursuant to this Agreement will have been duly and validly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no stockholder of Acquiring Feeder will have any preemptive right of subscription or purchase in respect thereof.

(p) At or prior to the Closing Date, the Corresponding Shares of Acquiring Feeder to be transferred to Target Feeder for distribution to the stockholders of Target Feeder on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of Target Feeder presently are qualified, and there are a sufficient number of such shares registered under the Securities Act, the Investment Company Act and with each pertinent state securities commission to permit the transfer contemplated by this Agreement to be consummated.

(q) At or prior to the Closing Date, Acquiring Corporation and Acquiring Feeder will have obtained any and all regulatory and Board approvals necessary to effect the Reorganization as set forth herein.

(r) The books and records of Acquiring Trust and Acquiring Master made available to Target Corporation and Target Trust and/or their counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of Acquiring Trust and Acquiring Master.

3. Representations and Warranties of Target Trust, on behalf of Target Master.

Target Trust, on behalf of Target Master, represents and warrants to Target Corporation, Acquiring Trust and Acquiring Corporation, and agrees as follows:

(a) Target Trust is a business trust duly organized, validly existing and in good standing in conformity with the laws of the State of Delaware, and has the power and authority to own all of its assets and to carry out this Agreement. Target Trust has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement. Target Master has been duly established in accordance with the terms of Target Trust’s Declaration of Trust as a separate series of Target Trust.

(b) Target Trust is duly registered under the Investment Company Act as an open-end management investment company (File No. 811-09049) and such registration has not been revoked or rescinded and is in full force and effect. Target Master has elected to be treated as a partnership for federal income tax purposes for all taxable years since inception. The assets of Target Master have been managed to meet the requirements for the special tax treatment afforded RICs under the Code as if those requirements applied to it at all times since its inception, and Target Master intends to continue to meet such requirements through its taxable year ending upon its liquidation.

(c) Target Trust, on behalf of Target Master, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly and validly authorized by all necessary action of its Board of Trustees and this Agreement constitutes a legal, valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto and the remedy of specific performance and injunctive and other forms of equitable relief.

(d) Acquiring Trust and Acquiring Corporation have been furnished with Target Feeder’s Annual Report to Stockholders for the year ended May 31, 2001 and Target Feeder’s Semi-Annual Report to Stockholders for the period ended November 30, 2001. The financial statements of Target Master appearing therein fairly present in all material respects the financial position of Target Master as of the dates and for the periods referred to therein and in conformity with generally accepted accounting principles applied on a consistent basis.

(e) Acquiring Trust and Acquiring Corporation have been furnished with the Registration Statement on Form N-1A of Target Trust, as amended, dated September 21, 2001 and said Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f) There are no material claims, actions, suits or legal, administrative or other proceedings pending or, to the knowledge of Target Trust, threatened against Target Trust or Target Master that materially adversely affect

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their financial condition or their ability to consummate the Reorganization. Neither Target Trust nor Target Master is charged with or, to Target Trust’s knowledge, threatened with being charged with, any violation, or investigation of any possible violation, of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(g) There are no material contracts outstanding to which Target Trust or Target Master is a party that have not been disclosed in the N-14 Registration Statement, the Registration Statement of Target Trust or which will not otherwise be disclosed to Acquiring Trust and Acquiring Corporation prior to the Valuation Time.

(h) Target Trust, on behalf of Target Master, is not a party to nor obligated under any provision of its Declaration of Trust or by-laws, each as amended and in effect as of the date hereof, or any contract or other commitment or obligation and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, subject to obtaining any necessary consents or providing any requisite notice.

(i) Target Master has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to herein, those incurred in the ordinary course of its business as an investment company since the date of Target Feeder’s most recent Annual or Semi-Annual Report to Stockholders, and those incurred in connection with the Reorganization. As of the Valuation Time, Target Trust will advise Acquiring Trust and Acquiring Corporation in writing of all known liabilities of Target Master, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(j) Target Trust, on behalf of Target Master, has filed (or caused to be filed), or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it.

(k) At both the Valuation Time and the Closing Date, Target Trust will have the full right, power and authority to sell, assign, transfer and deliver Target Master’s assets to Target Feeder. At the Closing Date, Target Trust will have good and marketable title to all of Target Master’s assets, and Target Feeder will acquire all of the assets free and clear of any Liens and without any restrictions upon transfer thereof except Permitted Liens.

(l) No filing or registration with, or consent, approval, authorization or order of, any court or governmental authority is required for the consummation by Target Trust of the Reorganization, except for such as may be required under the Securities Act, the Exchange Act, and the Investment Company Act and the rules and the regulations thereunder or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

(m) The N-14 Registration Statement on its effective date, at the time of the stockholders’ meeting referred to in Section 8(a) hereof and on the Closing Date, insofar as it relates to Target Master (i) complied, or will comply, as the case may be, in all material respects, with the applicable provisions of the Securities Act, the Exchange Act and the Investment Company Act and the rules and regulations promulgated thereunder, and (ii) did not, or will not, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Target Trust for use in the N-14 Registration Statement as provided in Section 8(d) hereof.

(n) The books and records of Target Trust and Target Master made available to Acquiring Trust and Acquiring Corporation and/or their counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of Target Trust and Target Master.

(o) At or prior to the Closing Date, Target Trust and Target Master will have obtained any and all regulatory and Board approvals necessary to effect the Reorganization as set forth herein.

(p) Immediately prior to consummation of the Reorganization, Target Feeder is the sole stockholder of the Target Master.

4. Representations and Warranties of Acquiring Trust, on behalf of Acquiring Master.

Acquiring Trust, on behalf of Acquiring Master, represents and warrants to Acquiring Corporation, Target Trust and Target Corporation, and agrees as follows:

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(a) Acquiring Trust is a business trust duly organized, validly existing and in good standing in conformity with the laws of the State of Delaware, and has the power and authority to own all of its assets and to carry out this Agreement. Acquiring Trust has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement. Acquiring Master has been duly established in accordance with the terms of Acquiring Trust’s Declaration of Trust as a separate series of Acquiring Trust.

(b) Acquiring Trust is duly registered under the Investment Company Act as an open-end management investment company (File No. 811-09739), and such registration has not been revoked or rescinded and is in full force and effect. Acquiring Master has elected to be treated as a partnership for federal income tax purposes for all taxable years since inception. The assets of Acquiring Master have been managed to meet the requirements for the special tax treatment afforded RICs under the Code as if those requirements applied to it at all times since its inception, and Acquiring Master intends to continue to meet such requirements until consummation of the Reorganization and thereafter.

(c) Acquiring Trust, on behalf of Acquiring Master, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly and validly authorized by all necessary action of its Board of Trustees and this Agreement constitutes a legal, valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto and the remedy of specific performance and injunctive and other forms of equitable relief.

(d) Target Trust and Target Corporation have been furnished with Acquiring Feeder’s Annual Report to Stockholders for the year ended October 31, 2001. The financial statements of Acquiring Master appearing therein fairly present in all material respects the financial position of Acquiring Master as of the dates and for the periods referred to therein and in conformity with generally accepted accounting principles applied on a consistent basis.

(e) Target Trust and Target Corporation have been furnished with the Registration Statement on Form N-1A of Acquiring Trust dated January 30, 2002 and the said Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f) There are no material claims, actions, suits or legal, administrative or other proceedings pending or, to the knowledge of Acquiring Trust, threatened against Acquiring Trust or Acquiring Master that materially adversely affect their financial condition or their ability to consummate the Reorganization. Neither Acquiring Trust nor Acquiring Master is charged with or, to Acquiring Trust’s knowledge, threatened with being charged with, any violation, or investigation of any possible violation, of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(g) There are no material contracts outstanding to which Acquiring Trust or Acquiring Master is a party that have not been disclosed in the N-14 Registration Statement, the Registration Statement of Acquiring Trust or which will not otherwise be disclosed to Target Trust and Target Corporation prior to the Valuation Time.

(h) Acquiring Trust, on behalf of Acquiring Master, is not a party to nor obligated under any provision of its Declaration of Trust or by-laws, each as amended and in effect as of the date hereof, any contract or other commitment or obligation and is not subject to any order or decree, which would be violated by its execution or performance under this Agreement, subject to obtaining any necessary consents or providing any requisite notice.

(i) Acquiring Master has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to herein, those incurred in the ordinary course of its business as an investment company since the date of Acquiring Feeder’s most recent financial statements and those incurred in connection with the Reorganization. As of the Valuation Time, Acquiring Trust will advise Target Trust and Target Corporation in writing of all known liabilities of Acquiring Master, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(j) Acquiring Trust, on behalf of Acquiring Master, has filed (or caused to be filed), or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it.

(k) No filing or registration with, or consent, approval, authorization or order of, any court or governmental authority is required for the consummation by Acquiring Trust of the Reorganization, except for such as may be

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required under the Securities Act, the Exchange Act, and the Investment Company Act and the rules and regulations thereunder or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

(l) The N-14 Registration Statement, on its effective date, at the time of the stockholders’ meeting referred to in Section 8(a) hereof and on the Closing Date, insofar as it relates to Acquiring Master (i) complied, or will comply, as the case may be, in all material respects, with the applicable provisions of the Securities Act, the Exchange Act and the Investment Company Act and the rules and regulations promulgated thereunder, and (ii) did not, or will not, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Acquiring Trust for use in the N-14 Registration Statement as provided in Section 8(d) hereof.

(m) Acquiring Trust is authorized to issue an unlimited number of beneficial interests. All issued and outstanding interests in Acquiring Trust are duly authorized, validly issued, fully paid and non-assessable and free of preemptive rights, and have full voting rights.

(n) The Acquiring Master Interests to be issued by Acquiring Master to Target Feeder as provided in this Agreement have been duly and validly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no stockholder of Acquiring Master will have any preemptive right of subscription or purchase in respect thereof.

(o) At or prior to the Closing Date, Acquiring Trust and Acquiring Master will have obtained any and all regulatory and Board approvals necessary to effect the Reorganization as set forth herein.

(p) The books and records of Acquiring Trust and Acquiring Master made available to Target Corporation and Target Trust and/or their counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of Acquiring Trust and Acquiring Master.

5. The Reorganization.

(a) Subject to receiving the requisite approval of the stockholders of Target Feeder, and to the other terms and conditions contained herein, (i) Target Master shall convey, transfer and deliver to Target Feeder and Target Feeder shall acquire from Target Master, on the Closing Date, all of the assets of Target Master (including interest accrued as of the Valuation Time on debt instruments) and assume all of the liabilities of Target Master, in return solely for the beneficial interests of Target Master owned by Target Feeder, (ii) Target Feeder shall convey, transfer and deliver to Acquiring Master, on the Closing Date, substantially all of the Target Feeder Investments (including interest accrued as of the Valuation Time on debt instruments), and Acquiring Master shall assume substantially all of the liabilities of Target Feeder, in exchange solely for an equal aggregate value of Acquiring Master Interests, and (iii) Target Feeder shall convey, transfer and deliver to Acquiring Feeder and Acquiring Feeder shall acquire from Target Feeder substantially all of the assets of Target Feeder and assume substantially all of the liabilities of Target Feeder in return solely for that number of shares of Acquiring Feeder provided in Section 6 of this Agreement. The three steps set forth in clauses (i), (ii) and (iii) of the preceding sentence shall occur in immediate succession on the Closing Date (after the Valuation Time). Pursuant to this Agreement, as soon as practicable on or after the Closing Date, Target Feeder will distribute all Corresponding Shares of Acquiring Feeder received by it to its stockholders in return for their Target Feeder shares. Such distribution shall be accomplished by the opening of stockholder accounts on the stock ledger records of Acquiring Feeder in the amounts due the stockholders of Target Feeder based on their respective holdings in Target Feeder as of the Valuation Time.

(b) Target Corporation or Target Trust, as the case may be, will pay or cause to be paid to Acquiring Master any interest or dividends Target Feeder or Target Master receives, respectively, on or after the Closing Date with respect to the Target Feeder Investments transferred to Acquiring Master hereunder.

(c) The Valuation Time shall be 4:00 p.m., Eastern time, on July 19, 2002, or such earlier or later day and time as may be agreed upon by the parties hereto in writing (the “Valuation Time”).

(d) Acquiring Master will acquire all of the assets of, and assume all of the known liabilities of, Target Feeder that were transferred to Target Feeder by Target Master, except that recourse for such liabilities will be

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limited to the net assets of Target Feeder acquired by Acquiring Master. Acquiring Feeder will acquire the Acquiring Master Interests and assume all remaining liabilities of Target Feeder, except that recourse for such liabilities will be limited to the net assets of Target Feeder acquired by Acquiring Feeder. The known liabilities of Target Feeder and Target Master as of the Valuation Time shall be confirmed in writing to Acquiring Trust and Acquiring Corporation by Target Corporation and Target Trust pursuant to Sections 1(j) and 3(i) of this Agreement.

(e) Acquiring Trust and Target Corporation, and Acquiring Corporation and Target Corporation will jointly file Articles of Transfer with the State Department of Assessments and Taxation of Maryland and any other such instrument as may be required by the State of Maryland or any other state to effect the transfer of the Target Feeder’s assets to Acquiring Master and the Acquiring Master Interests to Acquiring Feeder.

(f) Target Feeder will be terminated as a series of Target Corporation following the Closing Date by filing Articles of Amendment and any other such instrument as may be required with the State Department of Assessments and Taxation of Maryland.

(g) Target Master will be terminated as a series of Target Trust following the Closing Date by filing a Certificate of Amendment and any other such instrument as may be required with the office of the Secretary of State of the State of Delaware.

6. Issuance and Valuation of Shares of Common Stock of Acquiring Feeder in the Reorganization.

Acquiring Master Interests with an aggregate net asset value equal to the value of the Target Feeder Investments acquired, determined as hereinafter provided, shall be issued by Acquiring Trust, on behalf of Acquiring Master, to Target Feeder in return for Target Feeder Investments. The net asset value of Target Feeder and Acquiring Master shall be determined in accordance with the procedures described in the Registration Statement of Acquiring Master in effect as of the Valuation Time. Such valuation and determination shall be made by Acquiring Master in cooperation with Target Feeder. Acquiring Master shall issue the Acquiring Master Interests in book entry registered in the name of Target Feeder.

Full shares of common stock of Acquiring Feeder, and to the extent necessary, fractional shares of common stock of Acquiring Feeder, of an aggregate net asset value equal to the net asset value of the assets of Target Feeder acquired, determined as hereinafter provided, shall be issued by Acquiring Corporation, on behalf of Acquiring Feeder, in return for such assets of Target Feeder. The net asset value of Target Feeder and Acquiring Feeder shall be determined in accordance with the procedures described in the prospectus of Acquiring Feeder in effect as of the Valuation Time. Such valuation and determination shall be made by Acquiring Feeder in cooperation with Target Feeder. Acquiring Feeder shall issue its Class A, Class B, Class C and Class D shares of Acquiring Feeder to Target Feeder in certificates or share deposit receipts (one in respect of each class) registered in the name of Target Feeder. Target Feeder shall distribute Corresponding Shares of Acquiring Feeder to its stockholders by redelivering such certificates to Financial Data Services, Inc., transfer agent for Target Feeder and Acquiring Feeder.

7. Payment of Expenses.

(a) The expenses of the Reorganization that are directly attributable to Target Feeder and Target Master will be borne by Fund Asset Management L.P. (“FAM”). With respect to Target Feeder, these expenses are expected to include the expenses incurred in preparing, printing and mailing the proxy materials to be utilized in connection with the meeting of the stockholders of the Target Feeder to consider the Reorganization, the expenses related to the solicitation of proxies to be voted at that meeting and the printing of the prospectus and proxy statement (the “Proxy Statement and Prospectus”) contained in the N-14 Registration Statement. The expenses of the Reorganization that are directly attributable to Acquiring Feeder and Acquiring Master will be deducted from the assets of Acquiring Feeder and Acquiring Master, respectively, as of the Valuation Time. With respect to the Acquiring Feeder, these expenses are expected to include expenses incurred in printing sufficient copies of Acquiring Feeder’s prospectus, and Acquiring Feeder’s most recent Annual and Semi-Annual Reports to accompany the Proxy Statement and Prospectus and of its Statement of Additional Information to accompany the Statement of Additional Information relating to the Proxy Statement and Prospectus. The expenses of the Reorganization, including expenses in connection with obtaining an opinion of counsel as to certain tax matters, the preparation of this Agreement, legal, transfer agent and audit fees, will be borne equally by Acquiring Feeder

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or Acquiring Master and FAM, which has agreed to bear the expenses of the Reorganization attributable to Target Feeder and Target Master.

(b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages.

8. Covenants of the Funds.

(a) Target Corporation agrees to call a special meeting of the stockholders of Target Feeder to be held as soon as practicable after the effective date of the N-14 Registration Statement for the purpose of considering the Reorganization as described in this Agreement, and it shall be a condition to the obligations of each of the parties hereto that the affirmative vote of Target Feeder stockholders representing a majority of the outstanding shares entitled to vote thereon shall have approved this Agreement at such meeting at or prior to the Valuation Time.

(b) Each Fund covenants and agrees to operate its respective business in the ordinary course as presently conducted between the date hereof and the Closing Date.

(c) Target Trust agrees that following the consummation of the Reorganization, Target Master will (1) terminate its existence as a series of Target Trust in accordance with the laws of the State of Delaware and any other applicable law and (2) not, on and after the Closing Date, conduct any business except in connection with its termination. Target Corporation agrees that following the consummation of the Reorganization, Target Feeder will (1) terminate its existence as a series of Target Corporation in accordance with the laws of the State of Maryland and any other applicable law; (2) not make any distributions of the Acquiring Feeder shares other than to the stockholders of Target Feeder and without first paying or adequately providing for the payment of all of the respective liabilities not assumed by Acquiring Feeder or Acquiring Master, if any; and (3) not, on and after the Closing Date, conduct any business except in connection with its termination.

(d) Acquiring Corporation will file or cause its agents to file the N-14 Registration Statement with the Securities and Exchange Commission (the “Commission”) and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable after the filing thereof. Each Fund agrees to cooperate fully with the others, and each will furnish to the others the information relating to itself to be set forth in the N-14 Registration Statement as required by the Securities Act, the Exchange Act, the Investment Company Act, and the rules and regulations thereunder and the state securities or blue sky laws (if applicable).

(e) Acquiring Master has no plan or intention to sell or otherwise dispose of the Target Feeder Investments to be acquired pursuant to the Reorganization, except for dispositions made in the ordinary course of business.

(f) Each Fund agrees that by the Closing Date all of its Federal and other tax returns and reports required to be filed by each such Fund on or before such date shall have been filed. All taxes shown as due on Acquiring Feeder and Target Feeder returns either shall have been paid or adequate liability reserves shall have been provided for the payment of such taxes. In connection with this provision, each Fund agrees to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. Acquiring Trust and Acquiring Corporation agree to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of Target Feeder for its taxable period first ending after the Closing Date and for all prior taxable periods. Any information obtained under this subsection shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Closing Date, Target Trust and Target Corporation shall prepare, or cause their respective agents to prepare, any Federal, state or local tax returns, including any Forms 1099, required to be filed by Target Master and Target Feeder with respect to each of their final taxable years ending with their complete liquidation and for any prior periods or taxable years and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities. Notwithstanding any of the foregoing, any expenses incurred by Target Master or Target Feeder (other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 after the Closing Date shall be borne by Target Master and Target Feeder, respectively, to the extent such expenses have been accrued by Target Master and Target Feeder in the ordinary course of business without regard to the Reorganization; any excess expenses shall be borne by Acquiring Feeder at the time such tax returns and Forms 1099 are prepared.

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(g) Target Corporation agrees to cause Target Feeder to mail to its stockholders of record entitled to vote at the special meeting of stockholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the Exchange Act and Section 20(a) of the Investment Company Act, and the rules and regulations, respectively, promulgated thereunder.

(h) Prior to the Closing Date, Target Feeder shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to Target Feeder’s stockholders all of the investment company taxable income of Target Feeder to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of their respective net capital gain, if any, realized to and including the Closing Date.

(i) Target Corporation agrees to cause Target Feeder to deliver to Acquiring Trust and Acquiring Corporation on the Closing Date confirmations or other adequate evidence as to the tax basis of each of the assets delivered to Acquiring Master and Acquiring Feeder hereunder, certified by Deloitte & Touche LLP.

(j) As soon as practicable after the close of business on the Closing Date, Target Corporation agrees to cause Target Feeder to deliver to Acquiring Corporation a list of the names and addresses of all of the stockholders of record of Target Feeder on the Closing Date and the number of shares of Target Feeder owned by each such stockholder as of such date.

(k) Following the consummation of the Reorganization, Acquiring Corporation and Acquiring Trust expect, and agree to use all reasonable efforts, to cause Acquiring Feeder and Acquiring Master to stay in existence and continue their business as open-end management investment companies registered under the Investment Company Act.

9. Closing Date.

The closing of the transactions contemplated by this Agreement shall be at the offices of Sidley Austin Brown & Wood LLP at 875 Third Avenue New York, New York 10022, at 10:00 a.m. Eastern Time on the next full business day following the Valuation Time, or at such other place, time and date agreed to by the Funds. The date and time upon which such closing is to take place shall be referred to herein as the “Closing Date.” To the extent that any Target Feeder Investments, for any reason, are not transferable to Acquiring Master on the Closing Date, Target Corporation shall cause such Target Feeder Investments to be transferred to Acquiring Master’s account with Brown Brothers Harriman & Co. at the earliest practicable date thereafter.

10. Conditions of Target Corporation, on behalf of Target Feeder.

The obligations of Target Corporation, on behalf of Target Feeder, hereunder shall be subject to the following conditions:

(a) This Agreement shall have been adopted, the Reorganization shall have been approved and any necessary findings shall have been made by the Boards of Directors of Target Corporation and Acquiring Corporation and by the Boards of Trustees of Target Trust and Acquiring Trust as required by the Investment Company Act and any rules and regulations thereunder, including without limitation Rule 17a-8; this Agreement shall have been approved by the affirmative vote of Target Feeder stockholders representing a majority of the outstanding shares entitled to vote thereon, voting together as a single class at a meeting of the stockholders of Target Feeder, at or prior to the Valuation Time; and Acquiring Corporation, Acquiring Trust and Target Trust shall have delivered to Target Corporation a copy of the respective resolutions approving this Agreement adopted by such Boards, each certified by the Secretary of such Fund.

(b) Acquiring Corporation shall have furnished to Target Corporation a statement of Acquiring Feeder’s assets and liabilities held or incurred, either directly or indirectly through Acquiring Master, with values determined as provided in Section 6 of this Agreement, together with a schedule of its investments, all as of the Valuation Time, certified on Acquiring Corporation’s behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by Acquiring Corporation’s President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of Acquiring Feeder since the date of Acquiring Feeder’s most recent Annual or Semi-Annual Report to Stockholders, other than changes in its portfolio securities since the date of such report or changes in the market value of its portfolio securities.

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(c) Acquiring Corporation shall have furnished to Target Corporation a certificate signed by Acquiring Corporation’s President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date all representations and warranties of Acquiring Corporation, on behalf of Acquiring Feeder, made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that Acquiring Corporation, on behalf of Acquiring Feeder, has complied with all of the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d) Acquiring Trust shall have furnished to Target Corporation a certificate signed by Acquiring Trust’s President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date all representations and warranties of Acquiring Trust made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that Acquiring Trust has complied with all of the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(e) There shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(f) Target Corporation shall have received an opinion of Sidley Austin Brown & Wood LLP, counsel to Acquiring Corporation and Acquiring Trust and special tax counsel to Target Corporation and Target Trust, to the effect that for Federal income tax purposes (i) pursuant to Treasury Regulation section 301.7701-3(b)(1), the existence of Target Master as an entity independent of Target Feeder is disregarded for Federal income tax purposes and, therefore, the transfer of Target Master’s assets and liabilities to Target Feeder in return for all of Target Feeder’s beneficial interests in Target Master will have no Federal income tax consequences; (ii) under Section 721 of the Code, neither Acquiring Master, Target Feeder nor Acquiring Feeder will recognize gain or loss on the transfer of the Target Master assets to Acquiring Master; (iii) under Section 722 of the Code, Target Feeder’s tax basis in the Acquiring Master beneficial interests received in exchange for Target Master assets will equal its basis in the assets transferred; (iv) under Section 723 of the Code, the tax basis of the Target Master assets in the hands of Acquiring Master will be the same as their tax basis in the hands of Target Feeder; (v) in accordance with Section 1223 of the Code, Target Feeder’s holding period in the Acquiring Master beneficial interests received in exchange for Target Master assets will include its holding period for the assets transferred; (vi) in accordance with Section 1223 of the Code, Acquiring Master’s holding period for the Target Master assets received from Target Feeder will include Target Feeder’s holding period for such assets; (vii) the transfer of substantially all of the assets of Target Feeder to Acquiring Master in exchange for Acquiring Master Interests and the assumption of substantially all of Target Feeder’s liabilities, the subsequent transfer of substantially all of the assets and liabilities of Target Feeder (consisting of Acquiring Master Interests) to Acquiring Feeder in exchange for shares of common stock of Acquiring Feeder, and the distribution of shares of common stock of Acquiring Feeder to the stockholders of Target Feeder in exchange for such stockholders’ shares in Target Feeder as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and each of Target Feeder and Acquiring Feeder will be deemed to be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (viii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to Target Feeder as a result of the transfer of its assets (consisting of Acquiring Master beneficial interests) solely in exchange for shares of common stock of Acquiring Feeder, or on the distribution of the shares of common stock of Acquiring Feeder to stockholders of Target Feeder under Section 361(c)(1) of the Code; (ix) under Section 1032 of the Code, no gain or loss will be recognized to Acquiring Feeder on the receipt of Acquiring Master Interests from Target Feeder in exchange for shares of Acquiring Feeder; (x) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the stockholders of Target Feeder on the receipt of shares of Acquiring Feeder in exchange for their shares in Target Feeder; (xi) in accordance with Section 362(b) of the Code, the tax basis of assets of Target Feeder (consisting of Acquiring Master Interests) in the hands of Acquiring Feeder will be the same as the tax basis of such assets in the hands of Target Feeder immediately prior to the consummation of the Reorganization; (xii) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the shares of Acquiring Feeder received by the stockholders of Target Feeder in the Reorganization (including fractional shares to which they may be entitled) will be equal to the tax basis of the shares of Target Feeder surrendered in exchange; (xiii) in accordance with Section 1223 of the Code, a stockholder’s holding period for the shares of Acquiring Feeder (including fractional shares to which they may be entitled) will be determined by including the period for which such stockholder held the shares of Target Feeder exchanged therefor, provided, that Target Feeder shares were held as a capital asset; (xiv) in

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accordance with Section 1223 of the Code, Acquiring Feeder’s holding period with respect to the assets of Target Feeder transferred (consisting of Acquiring Master Interests) will include Target Feeder’s holding period for such assets; and (xv) the taxable year of Target Feeder will end on the effective date of the Reorganization.

(g) All proceedings taken by Acquiring Corporation and Acquiring Trust in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to Target Corporation.

(h) The N-14 Registration Statement shall have become effective under the Securities Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of either Acquiring Trust or Acquiring Corporation, be contemplated by the Commission.

(i) Target Corporation shall have received from Deloitte & Touche LLP a letter dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Closing Date, in form and substance satisfactory to Target Corporation, to the effect that (i) Deloitte & Touche LLP are independent public accountants with respect to Acquiring Corporation and Acquiring Trust within the meaning of the Securities Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information for Acquiring Feeder and Acquiring Master included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the published rules and regulations thereunder; and (iii) on the basis of limited procedures agreed upon by the Funds and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of Acquiring Feeder and Acquiring Master included in the N-14 Registration Statement, and inquiries of certain officials of Acquiring Corporation and Acquiring Trust responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by the Funds and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to Acquiring Feeder and Acquiring Master appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of Acquiring Corporation and Acquiring Trust or from schedules prepared by officials of Acquiring Corporation and Acquiring Trust having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

(j) The Commission shall not have issued an unfavorable advisory report under Section 25(b) of the Investment Company Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the Investment Company Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of any Fund or would prohibit the Reorganization.

11. Conditions of Acquiring Corporation, on behalf of Acquiring Feeder.

The obligations of Acquiring Corporation, on behalf of Acquiring Feeder, hereunder shall be subject to the following conditions:

(a) This Agreement shall have been adopted, the Reorganization shall have been approved, and any necessary findings shall have been made by the Boards of Directors of Target Corporation and Acquiring Corporation and the Boards of Trustees of Target Trust and Acquiring Trust as required by the Investment Company Act and any rules and regulations thereunder, including without limitation Rule 17a-8; this Agreement shall have been approved by the affirmative vote of Target Feeder stockholders representing a majority of the outstanding shares entitled to vote thereon, voting together as a single class at a meeting of the stockholders of Target Feeder, at or prior to the Valuation Time; Target Corporation, Target Trust and Acquiring Trust shall have delivered to Acquiring Corporation a copy of the respective resolutions approving this Agreement adopted by

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such Boards, each certified by the Secretary of such Fund; and Target Corporation shall have delivered to Acquiring Corporation a certificate setting forth the vote of Target Feeder stockholders obtained, certified by the Secretary of Target Corporation.

(b) Target Corporation shall have furnished to Acquiring Corporation and Acquiring Trust a statement of Target Feeder’s assets and liabilities held or incurred, either directly or indirectly through Target Master, with values determined as provided in Section 6 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on Target Corporation’s behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by Target Corporation’s President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of Target Feeder since the date of Target Feeder’s most recent Annual or Semi-Annual Report to Stockholders, other than changes in the Target Feeder Investments since the date of such report or changes in the market value of the Target Feeder Investments.

(c) Target Corporation shall have furnished to Acquiring Corporation a certificate signed by Target Corporation’s President (or any Vice President) and its Treasurer, dated the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of Target Corporation made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and Target Corporation has complied with all of the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(d) Target Trust shall have furnished to Acquiring Corporation a certificate signed by Target Trust’s President (or any Vice President) and its Treasurer, dated the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of Target Trust made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and Target Trust has complied with all of the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(e) Acquiring Corporation shall have received a letter from Deloitte & Touche LLP, dated the Closing Date, stating that such firm has performed a limited review of the Federal, state and local income tax returns of Target Feeder and Target Master for the period ended May 31, 2001 (which returns originally were prepared and filed by Target Feeder and Target Master), and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the Federal, state and local income taxes of Target Feeder and Target Master, for the period covered thereby; and that for the period from June 1, 2001 to and including the Closing Date and for any taxable year of Target Feeder and Target Master ending upon the liquidation of Target Feeder and Target Master, such firm has performed a limited review to ascertain the amount of applicable Federal, state and local taxes, and has determined that either such amount has been paid or reserves have been established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of Federal, state and local taxes for the period from June 1, 2001 to and including the Closing Date and for any taxable year of Target Feeder and Target Master ending upon the liquidation of Target Feeder and Target Master or that Target Feeder would not continue to qualify as a RIC and that Target Master would not continue to qualify as a partnership for Federal income tax purposes for the tax years in question.

(f) There shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(g) Acquiring Corporation shall have received an opinion of Sidley Austin Brown & Wood LLP, counsel to Acquiring Corporation and Acquiring Trust and special tax counsel to Target Corporation and Target Trust, with respect to the matters specified in Section 10(f) of this Agreement.

(h) All proceedings taken by Target Corporation and Target Trust and their counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to Acquiring Corporation.

(i) The N-14 Registration Statement shall have become effective under the Securities Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of either Target Trust or Target Corporation, be contemplated by the Commission.

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(j) Acquiring Corporation shall have received from Deloitte & Touche LLP a letter dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Closing Date, in form and substance satisfactory to Acquiring Corporation, to the effect that (i) they are independent public accountants with respect to Target Corporation and Target Trust within the meaning of the Securities Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of Target Feeder and Target Master included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by the Funds and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of Target Feeder and Target Master included in the N-14 Registration Statement, and inquiries of certain officials of Target Corporation and Target Trust responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by the Funds and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to Target Feeder and Target Master appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of Target Corporation and Target Trust or from schedules prepared by officials of Target Corporation and Target Trust having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

(k) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of any Fund or would prohibit the Reorganization.

(l) Prior to the Closing Date, Target Feeder shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to Target Feeder’s stockholders all of the investment company taxable income of Target Feeder to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of their respective net capital gain, if any, realized to and including the Closing Date.

12. Conditions of the Target Trust, on behalf of Target Master.

The obligations of Target Trust, on behalf of Target Master, hereunder shall be subject to the following conditions:

     (a) This Agreement shall have been adopted, the Reorganization shall have been approved and any necessary findings shall have been made by the Boards of Directors of the Target Corporation and Acquiring Corporation, and by the Boards of Trustees of the Target Trust and Acquiring Trust as required by the Investment Company Act and any rules and regulations thereunder, including without limitation Rule 17a-8; this Agreement shall have been approved by the affirmative vote of Target Feeder stockholders representing a majority of the outstanding shares entitled to vote thereon, voting together as a single class at a meeting of the stockholders of Target Feeder, at or prior to the Valuation Time; the Target Corporation, Acquiring Corporation and Acquiring Trust shall have delivered to the Target Trust a copy of the respective resolutions approving this Agreement adopted by such Boards, each certified by the Secretary of such Fund; and Target Corporation shall have delivered to Target Trust a certificate setting forth the vote of the Target Feeder stockholders obtained, certified by the Secretary of Target Corporation.

     (b) Acquiring Corporation shall have furnished to Target Trust a certificate signed by Acquiring Corporation’s President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date all representations and warranties of Acquiring Corporation

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made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that Acquiring Corporation has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(c) Acquiring Trust shall have furnished to Target Trust a certificate signed by Acquiring Trust’s President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date all representations and warranties of Acquiring Trust made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that Acquiring Trust has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d) There shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e) All proceedings taken by Acquiring Corporation, Acquiring Trust and Target Corporation and their counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to Target Trust.

(f) The N-14 Registration Statement shall have become effective under the Securities Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of either Acquiring Trust or Acquiring Corporation, be contemplated by the Commission.

(g) The Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of any Fund or would prohibit the Reorganization.

13. Conditions of Acquiring Trust, on behalf of Acquiring Master.

The obligations of Acquiring Trust, on behalf of Acquiring Master, hereunder shall be subject to the following conditions:

(a) This Agreement shall have been adopted, the Reorganization shall have been approved, and any necessary findings shall have been made by the Boards of Directors of the Target Corporation and Acquiring Corporation and the Boards of Trustees of the Target Trust and Acquiring Trust as required by the Investment Company Act and any rules and regulations thereunder, including without limitation Rule 17a-8; that this Agreement shall have been approved by the affirmative vote of Target Feeder stockholders representing a majority of the outstanding shares entitled to vote thereon, voting together as a single class at a meeting of the stockholders of Target Feeder, at or prior to the Valuation Time; and that Target Trust, Target Corporation and Acquiring Corporation shall have delivered to Acquiring Trust a copy of the respective resolutions approving this Agreement adopted by such Boards, each certified by the Secretary of such Fund; and that Target Corporation shall have delivered to Acquiring Trust a certificate setting forth the vote of Target Feeder stockholders obtained, certified by the Secretary of Target Corporation.

(b) Target Corporation shall have furnished to Acquiring Corporation and Acquiring Trust a statement of Target Feeder’s assets and liabilities held or incurred, either directly or indirectly through Target Master, with values determined as provided in Section 6 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on Target Corporation’s behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by Target Corporation’s President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of Target Feeder since the date of Target Feeder’s most recent Annual or Semi-Annual Report to Stockholders, other than changes in the Target Feeder Investments since the date of such report or changes in the market value of the Target Feeder Investments.

(c) Target Corporation shall have furnished to Acquiring Trust a certificate signed by Target Corporation’s President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date all representations and warranties of Target Corporation made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that Target Corporation has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

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(d) Target Trust shall have furnished to Acquiring Trust a certificate signed by Target Trust’s President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date all representations and warranties of Target Trust made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that Target Trust has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(e) There shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(f) All proceedings taken by Target Corporation, Target Trust and Acquiring Corporation and their counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to Acquiring Trust.

(g) The N-14 Registration Statement shall have become effective under the Securities Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of either Target Trust or Target Corporation, be contemplated by the Commission.

(h) The Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of any Fund or would prohibit the Reorganization.

(i) The Target Feeder Investments to be transferred to Acquiring Master shall not include any assets or liabilities that Acquiring Master, by reason of charter limitations or otherwise, may not properly acquire or assume.

(j) Prior to the Closing Date, Target Feeder shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to Target Feeder’s stockholders all of the investment company taxable income of Target Feeder to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of their respective net capital gain, if any, realized to and including the Closing Date.

14. Termination, Postponement and Waivers.

(a) (i) Notwithstanding anything contained in this Agreement to the contrary, subject to Section 15 hereof, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after approval thereof by the stockholders of Target Feeder) prior to the Closing Date, or the Closing Date may be postponed, by notice in writing prior to the Closing Date

(1) by a Fund if:

(a) the Boards of Directors of Target Corporation and Acquiring Corporation, and the Boards of Trustees of Target Trust and Acquiring Trust, so mutually agree in writing;

(b) a material breach occurs by another Fund of any representation, warranty or covenant contained herein to be performed at or prior to the Closing Date; or

(c) any governmental or quasi-governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement, the Reorganization or the consummation of any of the transactions contemplated hereby or thereby and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided, that the party seeking to terminate this Agreement pursuant to this Section 14(a)(1)(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied;

(2) by Target Corporation if any conditions of Target Corporation’s obligations set forth in Section 10 of this Agreement have not been fulfilled or waived by it;

(3) by Acquiring Corporation if any conditions of Acquiring Corporation’s obligations set forth in Section 11 of this Agreement have not been fulfilled or waived by it;

I-19

(4) by Target Trust if any conditions of Target Trust’s obligations set forth in Section 12 of this Agreement have been fulfilled as waived by it; or

(5) by Acquiring Trust, if any conditions of Acquiring Trust’s obligations set forth in Section 13 of this Agreement have not been fulfilled or waived by it.

(ii) If the transactions contemplated by this Agreement have not been consummated by December 31, 2002, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Directors of Target Corporation and Acquiring Corporation, and the Boards of Trustees of Target Trust and Acquiring Trust.

(b) If any order or orders of the Commission with respect to this Agreement, the Reorganization or any of the transactions contemplated hereby or thereby shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Board of Trustees or Directors, as applicable, of the relevant Fund to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the stockholders of Target Feeder, unless such terms and conditions shall result in a change in the method of computing the number of shares of Acquiring Feeder to be issued to Target Feeder, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the stockholders of Target Feeder prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless Target Feeder promptly shall call a special meeting of stockholders at which such conditions so imposed shall be submitted for approval and the requisite approval of such conditions shall be obtained.

(c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become null and void and have no further force or effect, and there shall not be any liability on the part of any Fund or persons who are their directors, trustees, officers, agents or stockholders in respect of this Agreement.

(d) At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the party that is entitled to the benefit thereof if, in the judgment of the Board of Trustees or Directors of such party after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the stockholders of such party, as applicable, on behalf of which such action is taken. In addition, each Board has delegated to the officers of their respective Fund the ability to make non-material changes to this Agreement if such officers deem it to be in the best interests of Target Feeder, Target Master, Acquiring Feeder or Acquiring Master, as applicable, to do so.

15. Survival of Representations and Warranties.

The respective representations and warranties contained in Sections 1, 2, 3, and 4 hereof shall expire with, and be terminated by, the consummation of the Reorganization, and no Fund or any of their officers, directors or trustees, agents or stockholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, director or trustee, agent or stockholder of a Fund against any liability to the entity for which that officer, director or trustee, agent or stockholder so acts or to its stockholders, to which that officer, director or trustee, agent, or stockholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

16. Other Matters.

(a) Pursuant to Rule 145 under the Securities Act, and in connection with the issuance of any shares to any persons who at the time of the Reorganization is, to its knowledge, an affiliate of a party to the Reorganization pursuant to Rule 145(c), Acquiring Corporation will cause to be affixed upon the certificate(s) transferred or issued to such person (if any) a legend as follows:

THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO MERRILL LYNCH LARGE CAP SERIES FUNDS, INC. (OR ITS STATUTORY SUCCESSOR) OR ITS PRINCIPAL UNDERWRITER UNLESS (i) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (ii) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

I-20

and, further, that stop transfer instructions will be issued to Acquiring Feeder’s transfer agent, with respect to such shares. Target Corporation will provide Acquiring Corporation on the Closing Date with the name of any stockholder who is to the knowledge of Target Corporation an affiliate of Target Corporation on such date.

(b) A copy of the respective Articles of Incorporation of Target Corporation and Acquiring Corporation, each as amended and supplemented to date, is on file with the Secretary of State of the State of Maryland. A copy of the respective Certificate of Trust of Target Trust and Acquiring Trust, each as amended to date, is on file with the Secretary of State of the State of Delaware. The Funds acknowledge that the obligations of or arising out of this instrument are not binding upon any of Target Trust’s or Acquiring Trust’s respective trustees, officers, employees, agents or stockholders individually, but are binding solely upon the assets and property of Target Trust or Acquiring Trust, as applicable.

(c) Each party hereto covenants and agrees to provide the other parties hereto and their agents and counsel with any and all documentation, information, assistance and cooperation that may become necessary from time to time with respect to the transactions contemplated by this Agreement.

(d) Any notice, report or other communication hereunder shall be in writing and shall be made by hand delivery, prepaid certified mail or overnight service, addressed to Target Corporation, Target Trust, Acquiring Corporation or Acquiring Trust, as applicable, in each case at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, Attention: Terry K. Glenn. If the notice is sent by certified mail, it shall be deemed to have been given to the person entitled thereto five (5) business days after being deposited in the United States mail and if the notice is sent by overnight service, it shall be deemed to have been given to the person entitled thereto one (1) business day after it was deposited with the courier service for delivery to that person. Notice of any change in any address listed above also shall be given in the manner set forth above. Whenever the giving of notice is required, the giving of such notice may be waived by the party entitled to receive such notice.

(e) This Agreement contains the entire agreement among the parties hereto with respect to the matters contemplated herein and supersedes all previous agreements or understandings between the parties related to such matters.

(f) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(g) Except as set forth in Section 14(d) hereof, this Agreement may be amended, modified, superseded, canceled, renewed or extended, and the terms or covenants hereof may be waived, only by a written instrument executed by all of the parties hereto or, in the case of a waiver, by the party waiving compliance. Except as otherwise specifically provided in this Agreement, no waiver by either party hereto of any breach by the other party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of a similar or dissimilar provision or condition at the same or at any prior or subsequent time.

(h) This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York applicable to agreements made and to be performed in said state, without giving effect to the principles of conflict of laws thereof.

(i) This Agreement shall not be assigned by any of the parties hereto, in whole or in part, whether by operation of law or otherwise, without the prior written consent of the other party hereto. Any purported assignment contrary to the terms hereof shall be null, void and of no effect.

(j) Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms and provisions of this Agreement in any other jurisdiction.

(k) Headings to sections in this Agreement are intended solely for convenience and no provision of this Agreement is to be construed by reference to the heading of any section.

(l) This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

I-21

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

MERCURY MASTER TRUST, on behalf of MERCURY MASTER U.S. LARGE CAP PORTFOLIO

By: /s/ DONALD C. BURKE
Name: Donald C. Burke
Title: Vice President and Treasurer

Attest:

By: /s/ PHILLIP S. GILLESPIE
Name: Phillip S. Gillespie
Title: Secretary
MERCURY FUNDS, INC., on behalf of MERCURY U.S. LARGE CAP FUND

By: /s/ DONALD C. BURKE
Name: Donald C. Burke
Title: Vice President and Treasurer

Attest:

By: /s/ PHILLIP S. GILLESPIE
Name: Phillip S. Gillespie
Title: Secretary
MERRILL LYNCH LARGE CAP SERIES FUNDS, INC. on behalf of MERRILL LYNCH LARGE CAP CORE FUND

By: /s/ DONALD C. BURKE
Name: Donald C. Burke
Title: Vice President and Treasurer

Attest:

By: /s/ SUSAN B. BAKER
Name: Susan B. Baker
Title: Secretary
MASTER LARGE CAP SERIES TRUSTon behalf of MASTER LARGE CAP CORE PORTFOLIO

By: /s/ Donald C. Burke
Name: DONALD C. BURKE
Title: Vice President and Treasurer

Attest:

By: /s/ SUSAN B. BAKER
Name: Susan B. Baker
Title: Secretary

I-22

Exhibit II

SECURITY OWNERSHIP

The following tables provide information about the persons or entities who, to the knowledge of the relevant Fund, owned beneficially or of record 5% or more of any class of that Fund’s oustanding shares as of the Record Date.

ACQUIRING FEEDER

Name	Address	Percentage and Class	Percentage of Fund
NEXTGEN 100 Equity Portfolio Maine College Savings Plan Finance Authority of Maine	800 Scudders Mill Road Plainsboro, NJ 08536	20.05% of Class D	3.89% of Fund

MLIM Equity Portfolio Finance Authority of Maine	800 Scudders Mill Road Plainsboro, NJ 08536	8.52% of Class D	1.65% of Fund

NEXTGEN 75 Equity Portfolio Finance Authority of Maine	800 Scudders Mill Road Plainsboro, NJ 08536	7.87% of Class D	1.53% of Fund

MLIM 75% Equity Finance Authority of Maine	800 Scudders Mill Road Plainsboro, NJ 08536	5.42% of Class D	1.05% of Fund

TARGET FEEDER

Name	Address	Percentage and Class	Percentage of Fund
Merrill Lynch Trust Company(1) FSB Trustee FBO Braden Sutphin Ink. Co. PS and 401(k)	800 Scudders Mill Road Plainsboro, NJ 08536	5.28% of Class A	0.45% of Fund

(1)	Represents ownership by pension, 401(k) or similar retirement plans. Merrill Lynch Trust Company is the record owner only. The plan sponsor has the authority to vote and the plan participants have the authority to buy/sell shares. To the knowledge of the Fund no underlying plan participant is the beneficial owner of 5% or more of any class of shares of the Fund.

II-1

STATEMENT OF ADDITIONAL INFORMATION

MERRILL LYNCH LARGE CAP CORE FUND OF MERRILL LYNCH LARGE CAP SERIES FUNDS, INC. MERCURY U.S. LARGE CAP FUND OF MERCURY FUNDS, INC. P.O. BOX 9011 PRINCETON, NEW JERSEY 08543-9011 (609) 282-2800

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement and Prospectus of Mercury U.S. Large Cap Fund (“Target Feeder”) of Mercury Funds, Inc. (“Target Corporation”) and Merrill Lynch Large Cap Core Fund (“Acquiring Feeder”) of Merrill Lynch Large Cap Series Funds, Inc. (“Acquiring Corporation”) dated March 22, 2002 (the“Proxy Statement and Prospectus”), which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling Acquiring Feeder at 1-800-995-6526 or by writing to Acquiring Feeder at the above address. This Statement of Additional Information is incorporated by reference into the Proxy Statement and Prospectus.

Further information about Acquiring Feeder is contained in its Statement of Additional Information, dated January 14, 2002, which is incorporated by reference into this Statement of Additional Information and accompanies this Statement of Additional Information.

Further information about Target Feeder is contained in its Statement of Additional Information, dated September 14, 2001, as supplemented on February 6, 2002, which is incorporated by reference into this Statement of Additional Information and accompanies this Statement of Additional Information.

The Commission maintains a web site (http://www.sec.gov) that contains the prospectus and statement of additional information of each of Target Feeder and Acquiring Feeder, other material incorporated by reference herein, and other information regarding Target Feeder and Acquiring Feeder.

The date of this Statement of Additional Information is March 22, 2002

GENERAL INFORMATION

The shareholders of Target Feeder are being asked to approve the reorganization pursuant to which Mercury Master U.S. Large Cap Portfolio (“Target Master”), a series of Mercury Master Trust (“Target Trust”), will first transfer all of its assets and liabilities to Target Feeder in return for all of the beneficial interests in Target Master owned by Target Feeder. Next, Target Feeder will transfer substantially all of its assets and substantially all of its liabilities to Master Large Cap Core Portfolio (“Acquiring Master”), a series of Master Large Cap Series Trust (“Acquiring Trust”), in return solely for an equal aggregate value of beneficial interests in Acquiring Master. Finally, Target Feeder will transfer substantially all of its assets and substantially all of its liabilities (consisting solely of beneficial interests in Acquiring Master) to Acquiring Feeder solely for an equal aggregate value of newly issued shares of Acquiring Feeder to be distributed to the shareholders of Target Feeder. Target Feeder and Target Master will thereafter be terminated as series of Target Corporation and Target Trust, respectively (the “Reorganization”).

Acquiring Feeder is a “feeder” fund that invests all of its assets in a corresponding “master” portfolio, Acquiring Master, which has the same investment objective as Acquiring Feeder. Target Feeder is also a feeder fund that invests all of its assets in Target Master, a master portfolio which has the same investment objective as Target Feeder. In the case of both Acquiring Feeder and Target Feeder, all investments are made, and all portfolio management occurs, at the master portfolio level. Acquiring Feeder is an open-end management investment company organized as a Maryland corporation. A Special Meeting of Shareholders of Target Feeder to consider the Reorganization will be held at 800 Scudders Mill Road, Plainsboro, New Jersey, on May 14, 2002 at 9:00 a.m., Eastern time.

For detailed information about the Reorganization, shareholders of Target Feeder should refer to the Proxy Statement and Prospectus dated March 22, 2002. For further information about Acquiring Feeder, shareholders should refer to Acquiring Feeder’s Statement of Additional Information, dated January 14, 2002, which accompanies this Statement of Additional Information and is incorporated by reference herein.

FINANCIAL STATEMENTS

Pro forma financial statements reflecting consummation of the Reorganization are included herein.

Acquiring Feeder

Audited financial statements and accompanying notes for the fiscal year ended October 31, 2001, and the independent auditors’ report thereon, dated December 14, 2001, of Acquiring Feeder and Acquiring Master are incorporated herein by reference from Acquiring Feeder’s October 31, 2001 Annual Report to Shareholders.

Target Feeder

Audited financial statements and accompanying notes for the fiscal year ended May 31, 2001, and the independent auditors’ report thereon, dated July 13, 2001, of Target Feeder and Target Master are incorporated herein by reference from Target Feeder’s May 31, 2001 Annual Report to Shareholders. Unaudited financial statements and accompanying notes of Target Feeder and Target Master for the six-month period ended November 30, 2001 are incorporated herein by reference from Target Feeder’s November 30, 2001 Semi-Annual Report to Shareholders.

2

PRO FORMA COMBINED SCHEDULE OF INVESTMENTS FOR ACQUIRING MASTER AND TARGET MASTER As of October 31, 2001 (unaudited)

Industries	Shares Held	Common Stocks	Large Cap Core Portfolio	Mercury U.S. Large Cap Portfolio	Pro Forma for Combined Portfolio

Consumer Discretionary

Hotels, Restaurants & Leisure	64,000	Darden Restaurants, Inc.	$ 2,049,280	$ —	$ 2,049,280
	80,000	†Harrah’s Entertainment, Inc.	2,330,400	—	2,330,400
	84,000	†International Game Technology	4,288,200	—	4,288,200
	75,800	Starwood Hotels & Resorts Worldwide, Inc.	—	1,670,632	1,670,632

Household Durables	66,000	Centex Corporation	2,525,160	—	2,525,160
	172,000	D.R. Horton, Inc.	3,844,200	—	3,844,200
	117,000	Fortune Brands, Inc.	4,311,450	—	4,311,450
	103,000	†Mohawk Industries, Inc.	4,449,600	—	4,449,600
	71,000	Whirlpool Corporation	4,190,420	—	4,190,420

Internet & Catalog Retail	76,000	†eBay Inc.	3,988,480	—	3,988,480

Leisure Equipment & Products	101,000	Eastman Kodak Company	2,582,570	—	2,582,570

Media	200,810	†AOL Time Warner Inc.	1,591,710	4,675,570	6,267,280
	69,390	†Clear Channel Communications, Inc.	—	2,645,147	2,645,147
	49,500	†Comcast Corporation (Class A)	—	1,774,080	1,774,080
	43,670	Omnicom Group Inc.	—	3,352,983	3,352,983
	188,870	†Viacom, Inc. (Class B)	—	6,895,644	6,895,644

Multiline Retail	105,370	The May Department Stores Company	—	3,313,886	3,313,886
	44,000	Ross Stores, Inc.	1,377,200	—	1,377,200
	232,360	Wal-Mart Stores, Inc.	1,953,200	9,990,104	11,943,304

Specialty Retail	456,000	†AutoNation, Inc.	4,692,240	—	4,692,240
	78,000	†AutoZone, Inc.	4,565,340	—	4,565,340
	80,000	†Best Buy Co., Inc.	4,392,000	—	4,392,000
	83,350	The Home Depot, Inc.	—	3,186,470	3,186,470
	315,000	†Office Depot, Inc.	4,284,000	—	4,284,000
	128,000	The TJX Companies, Inc.	4,326,400	—	4,326,400
	272,000	†Venator Group, Inc.	3,944,000	—	3,944,000

Textiles & Apparel	93,000	Liz Claiborne, Inc.	4,231,500	—	4,231,500
	88,000	†Polo Ralph Lauren Corporation	1,937,760	—	1,937,760
	198,000	†Reebok International Ltd.	4,110,480	—	4,110,480

		Total Consumer Discretionary	75,965,590	37,504,516	113,470,106

Consumer Staples

Beverages	143,910	Anheuser-Busch Companies, Inc.	—	5,995,291	5,995,291
	184,020	The Coca-Cola Company	—	8,810,878	8,810,878
	30,000	†Constellation Brands, Inc. (Class A)	1,231,200	—	1,231,200
	204,950	PepsiCo, Inc.	—	9,983,114	9,983,114

Food & Drug Retailing	257,460	†The Kroger Co.	—	6,297,472	6,297,472
	192,000	SUPERVALU Inc.	4,097,280	—	4,097,280
	91,030	SYSCO Corporation	—	2,194,733	2,194,733

Food Products	286,000	Archer-Daniels-Midland Company	3,983,980	—	3,983,980
	103,700	Kraft Foods Inc. (Class A)	—	3,499,875	3,499,875
	215,000	†Smithfield Foods, Inc.	4,525,750	—	4,525,750
	51,000	Tyson Foods, Inc. (Class A)	499,290	—	499,290

Household Products	30,200	Colgate-Palmolive Company	—	1,737,104	1,737,104
	93,200	The Procter & Gamble Company	—	6,876,296	6,876,296

Personal Products	83,110	The Estee Lauder Companies Inc. (Class A)	—	2,680,297	2,680,297

Tobacco	357,610	Philip Morris Companies Inc.	8,283,600	8,452,548	16,736,148
	130,000	UST Inc.	4,369,300	—	4,369,300

		Total Consumer Staples	26,990,400	56,527,608	83,518,008

Energy

Energy Equipment & Services	103,940	Halliburton Company	—	2,566,279	2,566,279
	69,100	†Noble Drilling Corporation	—	2,111,005	2,111,005

Oil & Gas	108,000	Ashland Inc.	4,348,080	—	4,348,080
	117,460	ChevronTexaco Corporation	—	10,401,083	10,401,083
	571,220	Exxon Mobil Corporation	7,416,600	15,118,029	22,534,629
	176,000	Occidental Petroleum Corporation	4,456,320	—	4,456,320
	118,000	Sunoco, Inc.	4,416,740	—	4,416,740
	151,000	USX-Marathon Group	4,166,090	—	4,166,090

		Total Energy	24,803,830	30,196,396	55,000,226

3

PRO FORMA COMBINED SCHEDULE OF INVESTMENTS FOR ACQUIRING MASTER AND TARGET MASTER As of October 31, 2001 (unaudited) (continued)

Industries	Shares Held	Common Stocks	Large Cap Core Portfolio	Mercury U.S. Large Cap Portfolio	Pro Forma for Combined Portfolio

Financials

Banks	79,000	Astoria Financial Corporation	$ 4,115,110	$ —	$ 4,115,110
	142,000	Bank of America Corporation	8,376,580	—	8,376,580
	95,900	The Bank of New York Company, Inc.	—	3,261,559	3,261,559
	97,000	First Tennessee National Corporation	3,351,350	—	3,351,350
	76,470	FleetBoston Financial Corporation	—	2,512,804	2,512,804
	172,000	†Golden State Bancorp Inc.	4,361,920	—	4,361,920
	135,000	GreenPoint Financial Corp.	4,326,750	—	4,326,750
	200,000	Hibernia Corporation (Class A)	3,040,000	—	3,040,000
	102,270	Mellon Financial Corporation	—	3,436,272	3,436,272
	181,000	National City Corporation	4,778,400	—	4,778,400
	71,790	Northern Trust Corporation	—	3,623,959	3,623,959
	54,000	North Fork Bancorporation	1,506,600	—	1,506,600
	59,000	Roslyn Bancorp, Inc.	1,070,850	—	1,070,850
	200,000	SouthTrust Corporation	4,532,000	—	4,532,000
	81,000	SunTrust Banks, Inc.	4,848,660	—	4,848,660
	73,000	U.S. Bancorp	1,297,940	—	1,297,940
	15,000	Wachovia Corporation	429,000	—	429,000
	287,700	Washington Mutual, Inc.	5,222,870	3,462,793	8,685,663
	173,280	Wells Fargo Company	—	6,844,560	6,844,560

Diversified Financials	103,960	American Express Company	—	3,059,543	3,059,543
	358,683	Citigroup Inc.	5,872,080	10,455,170	16,327,250
	80,000	Countrywide Credit Industries, Inc.	3,194,400	—	3,194,400
	157,420	Fannie Mae	3,967,040	8,777,683	12,744,723
	129,250	J.P. Morgan Chase & Co.	—	4,570,280	4,570,280

Insurance	135,500	The Allstate Corporation	—	4,251,990	4,251,990
	173,052	American International Group, Inc.	3,694,200	9,907,687	13,601,887
	99,020	John Hancock Financial Services, Inc.	—	3,374,602	3,374,602
	83,000	Loews Corporation	4,216,400	—	4,216,400
	56,900	Marsh & McLennan Companies, Inc.	—	5,505,075	5,505,075
	122,000	Old Republic International Corporation	3,095,140	—	3,095,140
	14,000	The Progressive Corporation	1,941,940	—	1,941,940
	54,000	The St. Paul Companies, Inc.	—	2,478,600	2,478,600

		Total Financials	77,239,230	75,522,577	152,761,807

Healthcare

Biotechnology	86,000	†Genzyme Corporation	4,639,700	—	4,639,700

Health Care Equipment & Supplies	25,000	Beckman Coulter Inc.	1,061,750	—	1,061,750
	13,000	Becton, Dickinson and Company	465,400	—	465,400
	58,000	Biomet, Inc.	1,769,000	—	1,769,000
	90,000	†Boston Scientific Corporation	2,046,600	—	2,046,600
	111,000	†Henry Schein, Inc.	3,746,250	—	3,746,250
	178,430	Medtronic, Inc.	—	7,190,729	7,190,729

Health Care Providers & Services	229,000	†DaVita, Inc.	4,167,800	—	4,167,800
	72,000	†Express Scripts, Inc. (Class A)	2,947,680	—	2,947,680
	216,050	HCA Inc.	4,322,940	4,245,603	8,568,543
	217,000	†HEALTHSOUTH Corporation	2,825,340	—	2,825,340
	370,000	†Humana Inc.	4,273,500	—	4,273,500
	127,000	McKesson HBOC, Inc.	4,697,730	—	4,697,730
	171,000	†Oxford Health Plans, Inc.	4,028,760	—	4,028,760
	51,000	†Quest Diagnostics Incorporated	3,334,380	—	3,334,380
	667,000	†Service Corporation International	4,248,790	—	4,248,790
	87,000	†Tenet Healthcare Corporation	5,004,240	—	5,004,240
	68,000	†Trigon Healthcare, Inc.	4,174,520	—	4,174,520
	74,000	UnitedHealth Group Incorporated	4,865,500	—	4,865,500
	81,000	†Universal Health Services, Inc. (Class B)	3,271,590	—	3,271,590
	40,000	†Wellpoint Health Networks Inc.	4,463,600	—	4,463,600

Pharmaceuticals	75,000	American Home Products Corporation	—	4,187,250	4,187,250
	49,000	†Barr Laboratories, Inc.	3,567,200	—	3,567,200
	204,340	Bristol-Myers Squibb Company	1,870,750	9,051,223	10,921,973
	56,000	Eli Lilly and Company	—	4,284,000	4,284,000
	63,000	Hillenbrand Industries, Inc.	3,340,260	—	3,340,260
	187,000	†IVAX Corporation	3,842,850	—	3,842,850
	296,900	Johnson & Johnson	11,466,180	5,727,299	17,193,479
	120,000	†King Pharmaceuticals, Inc.	4,678,800	—	4,678,800

4

PRO FORMA COMBINED SCHEDULE OF INVESTMENTS FOR ACQUIRING MASTER AND TARGET MASTER As of October 31, 2001 (unaudited) (continued)

Industries	Shares Held	Common Stocks	Large Cap Core Portfolio	Mercury U.S. Large Cap Portfolio	Pro Forma for Combined Portfolio

Pharmaceuticals (con’t)	183,290	Merck & Co., Inc.	$ 2,360,970	$ 9,334,765	$ 11,695,735
	118,000	Mylan Laboratories, Inc.	4,350,660	—	4,350,660
	656,140	Pfizer Inc.	6,997,300	20,494,966	27,492,266
	122,699	Pharmacia Corporation	—	4,971,763	4,971,763
	140,230	Schering-Plough Corporation	—	5,213,751	5,213,751

		Total Healthcare	112,830,040	74,701,349	187,531,389

Industrials

Aerospace & Defense	55,640	General Dynamics Corporation	—	4,540,224	4,540,224
	89,840	Honeywell International Inc.	—	2,654,772	2,654,772
	27,200	Lockheed Martin Corporation	—	1,326,544	1,326,544
	13,400	Northrop Grumman Corporation	—	1,339,330	1,339,330

Building Products	109,000	Valero Energy Corporation	4,098,400	—	4,098,400

Commercial Services & Supplies	170,000	†Concord EFS, Inc.	4,652,900	—	4,652,900
	125,000	Deluxe Corporation	4,375,000	—	4,375,000
	169,310	First Data Corporation	5,202,890	6,237,387	11,440,277
	125,000	H & R Block, Inc.	4,260,000	—	4,260,000
	55,000	Pitney Bowes Inc.	2,016,300	—	2,016,300

Electrical Equipment	147,710	Exelon Corporation	—	6,214,160	6,214,160

Industrial Conglomerates	688,370	General Electric Company	11,250,690	13,812,862	25,063,552

Machinery	73,650	Deere & Company	—	2,724,313	2,724,313
	49,200	Illinois Tool Works Inc.	—	2,814,240	2,814,240
	35,400	Parker-Hannifin Corporation	—	1,270,860	1,270,860

Road & Rail	66,800	Burlington Northern Santa Fe Corp.	—	1,794,916	1,794,916
	112,000	CSX Corporation	3,774,400	—	3,774,400
	216,000	Norfolk Southern Corporation	3,618,000	—	3,618,000

Trading Companies & Distributors	38,000	Genuine Parts Company	1,235,000	—	1,235,000

		Total Industrials	44,483,580	44,729,608	89,213,188

Information Technology

Communications Equipment	117,000	†Advanced Fibre Communications, Inc.	2,179,710	—	2,179,710
	368,580	†Cisco Systems, Inc.	998,280	5,234,998	6,233,278
	35,000	Harris Corporation	1,199,800	—	1,199,800

Computers & Peripherals	145,830	Hewlett-Packard Company	—	2,454,319	2,454,319
	120,300	International Business Machines	3,782,450	9,218,371	13,000,821

IT Consulting & Services	48,000	†CSG Systems International, Inc.	1,500,480	—	1,500,480
	92,000	Electronic Data Systems Corporation	5,922,040	—	5,922,040

Semiconductor	432,490	Intel Corporation	2,832,720	7,725,521	10,558,241
Equipment & Products	34,600	†Maxim Integrated Products, Inc.	—	1,582,604	1,582,604
	138,790	†Micron Technology, Inc.	—	3,158,860	3,158,860
	188,110	Texas Instruments Incorporated	—	5,265,199	5,265,199

Software	45,500	†Amdocs Limited	—	1,188,005	1,188,005
	73,500	†Citrix Systems, Inc.	—	1,719,900	1,719,900
	63,000	Computer Associates International, Inc.	1,947,960	—	1,947,960
	374,391	†Microsoft Corporation	6,629,100	15,139,133	21,768,233
	424,670	†Oracle Corporation	—	5,754,278	5,754,278

		Total Information Technology	26,992,540	58,441,188	85,433,728

Material

Chemicals	81,600	The Dow Chemical Company	—	2,713,200	2,713,200
	22,000	The Lubrizol Corporation	619,080	—	619,080
	104,600	Rohm and Haas Company	—	3,396,362	3,396,362

Metals & Mining	110,100	Alcan Aluminium Ltd.	—	3,363,555	3,363,555
	53,600	Manpower Inc.	—	1,530,816	1,530,816

Paper & Forest Products	90,880	Weyerhaeuser Company	—	4,535,821	4,535,821

		Total Materials	619,080	15,539,754	16,158,834

Telecommunications Services

Diversified	304,970	SBC Communications Inc.	1,333,850	10,288,557	11,622,407
Telecommunication	179,400	Sprint Corporation	920,000	2,668,000	3,588,000
Services	254,800	Verizon Communications	1,494,300	11,197,288	12,691,588

5

PRO FORMA COMBINED SCHEDULE OF INVESTMENTS FOR ACQUIRING MASTER AND TARGET MASTER As of October 31, 2001 (unaudited) (concluded)

Industries	Shares Held	Common Stocks	Large Cap Core Portfolio	Mercury U.S. Large Cap Portfolio	Pro Forma for Combined Portfolio

Wireless Telecommunication Services	242,530	†Sprint Corp. (PCS Group)	—	$ 5,408,419	$ 5,408,419

		Total Telecommunications Services	$ 3,748,150	29,562,264	33,310,414

Utilities

Electric Utilities	126,180	Duke Energy Corporation	—	4,846,574	4,846,574
	110,000	FirstEnergy Corp.	3,790,600	—	3,790,600
	109,000	Reliant Energy, Inc.	3,046,550	—	3,046,550
	301,290	The Southern Company	—	7,200,831	7,200,831
	82,000	TXU Corp.	3,758,880	—	3,758,880
	138,000	UtiliCorp United Inc.	4,088,940	—	4,088,940

Gas Utilities	158,000	Sempra Energy	3,697,200	—	3,697,200

		Total Utilities	18,382,170	12,047,405	30,429,575

		Total Common Stocks
		(Cost—$869,895,658)	412,054,610	434,772,665	846,827,275

	Face Amount

Commercial Paper*	$8,333,000	General Motors Acceptance Corp.,
		2.73% due 11/01/2001	1,220,000	7,113,000	8,333,000

		Total Short—Term Securities
		(Cost—$8,333,000)	1,220,000	7,113,000	8,333,000

		Total Investments (Cost—$878,228,658)	413,274,610	441,885,665	855,160,275
		Liabilities in Excess of Other Assets	(438,188)	2,188,828	1,750,640

		Net Assets	$412,836,422	$444,074,493	$856,910,915

*	Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Portfolio.
†	Non-income producing security.

See Notes to Financial Statements.

6

PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES FOR ACQUIRING FEEDER AND TARGET FEEDER As of October 31, 2001 (unaudited)

The following unaudited pro forma Combined Statement of Assets and Liabilities has been derived from the Statements of Assets and Liabilities of Acquiring Feeder and Target Feeder at October 31, 2001, and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred at October 31, 2001. The pro forma Combined Statement of Assets and Liabilities is presented for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated at October 31, 2001. The pro forma Combined Statement of Assets and Liabilities should be read in conjunction with the financial statements and related notes from the audited financial statements of Acquiring Feeder included in its October 31, 2001 Annual Report, the financial statements and related notes from the audited financial statements of Target Feeder included in its May 31, 2001 Annual Report and the financial statements and related notes from the unaudited financial statements of Target Feeder included in its November 30, 2001 Semi-Annual Report, which are incorporated herein by reference.
	Large Cap Core Fund	Mercury U.S. Large Cap Fund	Adjustments(1)	Pro Forma for Combined Fund
Assets:
Investments in master portfolio, at value*	$407,876,148	$444,074,414	—	$851,950,562
Prepaid registration fees and other assets	144,135	91,455	—	235,590
Total assets	408,020,283	444,165,869	—	852,186,152
Liabilities:
Payables:
Distributor	249,333	375,090	—	624,423
Administrator	86,687	62,334	—	149,021
Accrued expenses	138,438	156,296	$ 100,500	395,234
Total liabilities	474,458	593,720	100,500	1,168,678
Net Assets:
Net Assets	$407,545,825	$443,572,149	$(100,500)	$851,017,474
Net Assets Consist of:
Class A Common Stock, at par value**, 100,000,000 shares authorized	$842,181	$174	$ 144,223	$986,578
Class B Common Stock, at par value**, 200,000,000 shares authorized for Large Cap Core Fund and Combined Fund; 300,000,000 shares authorized for Mercury U.S. Large Cap Fund	1,782,873	3,697	3,066,326	4,852,896
Class C Common Stock, at par value**, 100,000,000 shares authorized	970,328	1,582	1,311,999	2,283,909
Class D Common Stock, at par value**, 100,000,000 shares authorized	936,530	517	428,522	1,365,569
Paid-in capital in excess of par	479,993,816	612,628,507	(5,051,570)	1,087,570,753
Accumulated investment loss — net	—	(5,642,838)	—	(5,642,838)
Accumulated realized capital losses on investments from the Portfolio — net	(74,385,082)	(142,922,757)	—	(217,307,839)
Accumulated distributions in excess of realized capital gains on investments from the Portfolio — net	(51,624)	—	—	(51,624)
Unrealized depreciation on investments
from the Portfolio — net	(2,543,197)	(20,496,733)	—	(23,039,930)
Net assets	$407,545,825	$443,572,149	$ (100,500)	$851,017,474

(table continued on next page)

7

PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES FOR ACQUIRING FEEDER AND TARGET FEEDER As of October 31, 2001 (unaudited) (concluded)

	Large Cap Core Fund	Mercury U.S. Large Cap Fund	Adjustments(1)	Pro Forma for Combined Fund
Net Asset Value:
Class A(2):
Net assets	$ 76,673,814	$ 13,142,833	$ (18,908)	$ 89,797,739
Shares outstanding	8,421,813	1,740,018	(296,056)	9,865,775
Net Asset Value	$9.10	$7.55	—	$9.10
Class B:
Net assets	$159,287,324	$274,217,099	$ (39,280)	$433,465,143
Shares outstanding	17,828,726	36,974,467	(6,274,236)	48,528,957
Net Asset Value	$8.93	$7.42	—	$8.93
Class C:
Net Assets	$ 86,693,442	$117,332,031	$ (21,378)	$204,004,095
Shares outstanding	9,703,279	15,820,571	(2,684,756)	22,839,094
Net Asset Value	$8.93	$7.42	—	$8.93
Class D(3):
Net Assets	$ 84,891,245	$ 38,880,186	$ (20,934)	$123,750,497
Shares outstanding	9,365,300	5,168,661	(878,271)	13,655,690
Net Asset Value	$9.06	$7.52	—	$9.06
*Identified cost	$410,419,345	$464,571,147	—	$874,990,492
**Par value	$ 0.10	$ 0.0001

(1)	Reflects the charge for estimated Reorganization expenses of $100,500 attributable to Large Cap Core Fund. The estimated Reorganization expenses of $301,700 attributable to Mercury U.S. Large Cap Fund will be paid for by Fund Asset Management, L.P.
(2)	Class I for Mercury U.S. Large Cap Fund.
(3)	Class A for Mercury U.S. Large Cap Fund.

See Notes to Pro Forma Combined Financial Statements.

8

PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES FOR ACQUIRING MASTER AND TARGET MASTER As of October 31, 2001 (unaudited)

The following unaudited pro forma Combined Statement of Assets and Liabilities has been derived from the Statements of Assets and Liabilities of Acquiring Master and Target Master at October 31, 2001, and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred at October 31, 2001. The pro forma Combined Statement of Assets and Liabilities is presented for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated at October 31, 2001. The pro forma Combined Statement of Assets and Liabilities should be read in conjunction with the financial statements and related notes from the audited financial statements of Acquiring Master included in Acquiring Feeder’s October 31, 2001 Annual Report, the financial statements and related notes from the audited financial statements of Target Master included in Target Feeder’s May 31, 2001 Annual Report and the financial statements and related notes from the unaudited financial statements of Target Master included in Target Feeder’s November 30, 2001 Semi-Annual Report, which are incorporated herein by reference.

	Large Cap Core Portfolio	Mercury U.S. Large Cap Portfolio	Adjustments	Pro Forma for Combined Portfolio
Assets:
Investments, at value*	$413,274,610 †	$441,885,665		$855,160,275
Investments held as collateral for loaned securities, at value	16,383,800	—		16,383,800
Cash	7,173	94		7,267
Receivables:
Securities sold	10,961,578	11,044,546		22,006,124
Contributions	1,660,031	114,934		1,774,965
Dividends	221,024	536,855		757,879
Loaned securities	2,931	—		2,931
Prepaid expenses and other assets	30,315	2,332		32,647
Total assets	442,541,462	453,584,426	—	896,125,888
Liabilities:
Collateral on securities loaned, at value	16,383,800	—		16,383,800
Payables:
Securities purchased	12,308,365	7,932,913		20,241,278
Withdrawals	714,650	1,334,298		2,048,948
Investment adviser	186,806	207,931		394,737
Accrued expenses	111,419	34,791		146,210
Total liabilities	29,705,040	9,509,933	—	39,214,973
Net Assets:
Net Assets	$412,836,422	$444,074,493	$ —	$856,910,915
Net Assets Consist of:
Partners’ capital	$415,408,066	$464,571,232		$879,979,298
Unrealized depreciation	(2,571,644)	(20,496,739)		(23,068,383)
Net assets	$412,836,422	$444,074,493	$ —	$856,910,915
*Identified cost	$415,846,254	$462,382,404		$878,228,658

†	Including securities loaned of $15,934,352.

9

PRO FORMA COMBINED STATEMENT OF OPERATIONS FOR ACQUIRING FEEDER AND TARGET FEEDER For the Twelve Months Ended October 31, 2001 (unaudited)

The following unaudited pro forma Combined Statement of Operations has been derived from the Statements of Operations of Acquiring Feeder and Target Feeder for the period November 1, 2000 to October 31, 2001 and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred at November 1, 2000. The pro forma Combined Statement of Operations is presented for informational purposes only and does not purport to be indicative of the financial operations that actually would have resulted if the Reorganization had been consummated on November 1, 2000, nor which may result from future operations. The pro forma Combined Statement of Operations should be read in conjunction with the financial statements and related notes from the audited financial statements of Acquiring Feeder included in its October 31, 2001 Annual Report, the financial statements and related notes from the audited financial statements of Target Feeder included in its May 31, 2001 Annual Report and the financial statements and related notes from the unaudited financial statements of Target Feeder included in its November 30, 2001 Semi-Annual Report, which are incorporated herein by reference.

	Large Cap Core Fund	Mercury U.S. Large Cap Fund	Adjustments		Pro Forma for Combined Fund(3)
Net Investment Income Allocated from the Portfolio:
Dividends*	$ 4,190,338	$ 8,312,617	—		$ 12,502,955
Interest	128,182	560,084	—		688,266
Securities lending — net	3,143	—	—		3,143
Expenses	(2,291,020)	(3,816,314)	—		(6,107,334)
Net investment gain from the Portfolio	2,030,643	5,056,387	—		7,087,030
Expenses:
Account maintenance and distribution fees — Class B	1,598,148	3,749,257	—		5,347,405
Administration fees	717,134	1,028,867	$797,255	(1)	2,543,256
Account maintenance and distribution fees — Class C	796,335	1,718,885	—		2,515,220
Transfer agent fees — Class B	168,904	497,897	—		666,801
Transfer agent fees — Class C	88,542	243,060	—		331,602
Account maintenance fees — Class D	118,858	155,489	—		274,347
Registration fees	150,738	177,911	(177,911	)(2)	150,738
Transfer agent fees — Class D	43,856	69,546	—		113,402
Transfer agent fees — Class A	48,469	64,107	—		112,576
Printing and shareholder reports	69,760	81,489	(60,249	) (2)	91,000
Professional fees	14,842	34,331	(34,331	) (2)	14,842
Offering costs	38,934	—	(38,934	) (2)	—
Accounting services	566	1,043	(1,609	) (2)	—
Other	9,802	5,706	(5,508	) (2)	10,000
Total expenses	3,864,888	7,827,588	478,713		12,171,189
Investment loss — net	(1,834,245)	(2,771,201)	(478,713)		(5,084,159)
Realized and Unrealized Loss from the Portfolio — Net:
Realized loss on investments from the Portfolio — net	(74,340,526)	(124,112,974)	—		(198,453,500)
Change in unrealized appreciation/depreciation
on investments from the Portfolio — net	(6,797,270)	(130,072,333)	—		(136,869,603)
Net Decrease in Net Assets Resulting from
Operations	$(82,972,041)	$(256,956,508)	$ (478,713)		$(340,407,262)
* Net of foreign withholding tax	$ 79	$ 1,809			$ 1,888

(1)	Each Fund has entered into an Administrative Services Agreement with Fund Asset Management, L.P. The administration fee is 0.15% of the Fund’s average net assets under the Mercury U.S. Large Cap Fund agreement and is 0.25% of the Fund’s average daily net assets under the Large Cap Core Fund agreement. The Combined Fund will succeed to the Large Cap Core Fund agreement with the 0.25% rate.
(2)	Reflects the anticipated savings as a result of the Reorganization through fewer audits and consolidation of printing, legal and other services and excludes non-recurring offering expenses of $38,934 attributable to Large Cap Core Fund.
(3)	This Pro Forma Combined Statement of Operations excludes non-recurring estimated Reorganization expenses of $100,500 attributable to Large Cap Core Fund. The estimated Reorganization expenses of $301,700 attributable to Mercury U.S. Large Cap Fund will be paid for by Fund Asset Management, L.P.

See Notes to Pro Forma Combined Financial Statements.

10

PRO FORMA COMBINED STATEMENT OF OPERATIONS FOR ACQUIRING MASTER AND TARGET MASTER For the Twelve Months Ended October 31, 2001 (unaudited)

The following unaudited pro forma Combined Statement of Operations has been derived from the Statements of Operations of Acquiring Master and Target Master for the period November 1, 2000 to October 31, 2001 and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred at November 1, 2000. The pro forma Combined Statement of Operations is presented for informational purposes only and does not purport to be indicative of the financial operations that actually would have resulted if the Reorganization had been consummated on November 1, 2000, nor which may result from future operations. The pro forma Combined Statement of Operations should be read in conjunction with the financial statements and related notes from the audited financial statements of Acquiring Master included in Acquiring Feeder’s October 31, 2001 Annual Report, the financial statements and related notes from the audited financial statements of Target Master included in Target Feeder’s May 31, 2001 Annual Report and the financial statements and related notes from the unaudited financial statements of Target Master included in Target Feeder’s November 30, 2001 Semi-Annual Report, which are incorporated herein by reference.

	Large Cap Core Portfolio	Mercury U.S. Large Cap Portfolio	Adjustments(1)	Pro Forma for Combined Portfolio
Investment Income:
Dividends*	$ 4,211,776	$ 8,312,683	—	$ 12,524,459
Interest and discount earned	128,641	560,019	—	688,660
Securities lending — net	3,180	—	—	3,180
Total income	4,343,597	8,872,702	—	13,216,299
Expenses:
Investment advisory fee	1,861,524	3,374,317	—	5,235,841
Accounting services	260,332	247,859	$(146,480)	361,711
Custodian fees	83,013	62,646	(71,289)	74,370
Professional fees	64,787	69,427	(69,427)	64,787
Trustees’ fees and expenses	21,902	30,015	(3,872)	48,045
Printing and shareholder reports	4,733	—	—	4,733
Pricing fees	485	2,923	(1,000)	2,408
Offering costs	1,111	—	(1,111)	—
Other	4,513	29,127	(26,890)	6,750
Total expenses	2,302,400	3,816,314	(320,069)	5,798,645
Investment income — net	2,041,197	5,056,388	320,069	7,417,654
Realized and Unrealized Loss on Investments — Net:
Realized loss on investments — net	(74,626,048)	(124,112,993)	—	(198,739,041)
Change in unrealized appreciation/depreciation
on investments — net	(6,840,430)	(130,072,351)	—	(136,912,781)
Net Decrease in Net Assets Resulting from
Operations	$(79,425,281)	$(249,128,956)	$ 320,069	$(328,234,168)
* Net of foreign withholding tax	$ 80	$ —	$ —	$ 80

(1)	Reflects the anticipated savings as a result of the Reorganization through fewer audits and consolidation of printing, legal and other services and excludes non-recurring offering expenses of $1,111 attributable to Large Cap Core Portfolio.

11

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS FOR ACQUIRING FEEDER AND TARGET FEEDER (unaudited)

1. Significant Accounting Policies:

Merrill Lynch Large Cap Core Fund of Merrill Lynch Large Cap Series Funds, Inc. (the “Fund”), the surviving fund after the Reorganization, is registered under the Investment Company Act of 1940 as a diversified mutual fund. The Fund seeks to achieve its investment objective by investing all of its assets in the Master Large Cap Core Portfolio (the “Portfolio”), which is a portfolio of Master Large Cap Series Trust that has the same investment objective as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The percentage of the Portfolio owned by the Fund at October 31, 2001 was 98.8%. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments — The Fund records its investments in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in Note 1(a) of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses — The Fund records daily its proportionate share of the Portfolio’s income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(d) Prepaid registration fees — Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions — Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

(f) Investment transactions — Investment transactions in the Portfolio are accounted for on a trade date basis.

(g) Reclassification — Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year’s permanent book/tax differences of $1,834,245 have been reclassified between paid-in-capital in excess of par and undistributed net investment income and $1,924 has been reclassified between accumulated net realized capital losses and paid-in capital in excess of par. These reclassifications have no effect on net assets or net asset values per share.

2. Transactions with Affiliates:

Effective January 17, 2001, the Fund has entered into an Administrative Services Agreement with Fund Asset Management, L.P. (“FAM”). The general partner of FAM is Princeton Services, Inc. (“PSI”), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. (“ML & Co.”), which is the limited partner. The Fund pays a

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monthly fee at an annual rate of .25% of the Fund’s average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

The Fund has entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. (“FAMD” or the “Distributor”), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:
	Account Maintenance Fee	Distribution Fee
Class B	.25%	.75%
Class C	.25%	.75%
Class D	.25%	—

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

Financial Data Services, Inc. (“FDS”), an indirect wholly-owned subsidiary of ML & Co., is the Fund’s transfer agent.

For the period November 1, 2000 to October 31, 2001, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund’s Class A and Class D Shares as follows:

Large Cap Core Fund	FAMD	MLPF&S
Class A	$ 20	$ 421
Class D	$13,394	$382,555

Mercury U.S. Large Cap Fund	FAMD	MLPF&S
Class I	$ 34	$ 769
Class A	$4,167	$62,022

For the period November 1, 2000 to October 31, 2001, MLPF&S received contingent deferred sales charges relating to transactions in Class B and Class C Shares, as follows:

Large Cap Core Fund
Class B	$ 390,113
Class C	$ 60,917

Mercury U.S. Large Cap Fund
Class B	$1,985,670
Class C	$ 22,373

Furthermore, MLPF&S received contingent deferred sales charges from Large Cap Core Fund of $4,180 and $610 relating to transactions subject to front-end sales charge waivers for Class A and Class D Shares.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, FAMD, FDS, and/or ML & Co.

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NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS FOR ACQUIRING MASTER AND TARGET MASTER (unaudited)

1. Significant Accounting Policies:

Master Large Cap Core Portfolio (the “Portfolio”) is a series of Master Large Cap Series Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Portfolio, subject to certain limitations. The Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments — Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Trust’s Board of Trustees.

(b) Derivative financial instruments — The Portfolio may engage in various portfolio investment techniques to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of investments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

•	Financial futures contracts — The Portfolio may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
•	Options — The Portfolio is authorized to purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

•	Forward foreign exchange contracts — The Portfolio is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Portfolio’s records. However, the effect on operations is recorded from the date the Portfolio enters into such contracts.
•	Foreign currency options and futures — The Portfolio may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency

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futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

(c) Foreign currency transactions — Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes — The Portfolio is classified as a partnership for Federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Accordingly, as a “pass through“entity, the Portfolio pays no income dividends or capital gains distributions. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income — Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Portfolio will adopt the provisions to amortize all premiums and discounts on debt securities effective November 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Portfolio. As of October 31, 2001, no debt securities were held by the Portfolio.

(f) Securities lending — The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Portfolio receives securities as collateral for the loaned securities, the Portfolio typically receives the income on both the loaned securities and the collateral and, as a result, the Portfolio’s yield may increase. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Portfolio may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. (“FAM”). The general partner of FAM is Princeton Services, Inc. (“PSI”), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. (“ML &Co.”), which is the limited partner.

FAM is responsible for the management of the Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee at the annual rate of .50% of the average daily value of the Portfolio’s net assets. Prior to January 17, 2001, the annual rate was ..75%.

The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Portfolio also has retained QA Advisors, LLC (“QA Advisors”), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Portfolio, invest cash collateral received by the

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Portfolio for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by FAM or its affiliates. For the period November 1, 2000 to October 31, 2001, QA Advisors received $2,333 in securities lending agent fees.

Prior to January 1, 2001, FAM provided accounting services to the Portfolio at its cost and the Portfolio reimbursed FAM for these services. FAM continues to provide certain accounting services to the Portfolio. The Portfolio reimburses FAM at its cost for such services. For the period November 1, 2000 to October 31, 2001, the Portfolio reimbursed FAM an aggregate of $95,866 for the above-described services. The Portfolio entered into an agreement with State Street Bank and Trust Company (“State Street”), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Portfolio. The Portfolio pays a fee for these services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, and/or ML & Co.

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